August 31, 2000

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

California Tax-Free Money Market
California Municipal Money Market


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


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[left margin]

CALIFORNIA TAX-FREE MONEY MARKET
(BCTXX)
-------------------------------------

CALIFORNIA MUNICIPAL MONEY MARKET
(BNCXX)
-------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     California municipal money market yields rose during the year ended August 31, 2000. The Federal Reserve raised short-term interest rates four times to slow the U.S. economy and keep inflation contained.

     However, strong demand for municipal money market securities kept their yields from rising as much as the Fed's short-term rates. This was especially true in California, where freshly minted dot-com millionaires looked to preserve some of their newfound wealth in a tax-free investment.

     In this environment, American Century's California money market funds continued to provide shareholders with an above-average level of tax-free income (according to Lipper Inc., an independent mutual fund ranking service). Fund manager Todd Pardula talks more about the funds' performance on pages 5 and 12.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., which became a substantial minority shareholder in American Century Companies, Inc. in 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to divide the chairman of the board position between the two of us and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue other worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, he'll continue to serve on the investment teams for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Frequently Asked
      Questions ...........................................................    3
CALIFORNIA TAX-FREE MONEY MARKET
   Performance Information ................................................    4
   Portfolio at a Glance ..................................................    4
   Yields .................................................................    4
   Management Q&A .........................................................    5
   Portfolio Composition
      by Credit Rating ....................................................    5
   Types of Investments ...................................................    5
   Schedule of Investments ................................................    6
CALIFORNIA MUNICIPAL MONEY MARKET
   Performance Information ................................................   11
   Portfolio at a Glance ..................................................   11
   Yields .................................................................   11
   Management Q&A .........................................................   12
   Portfolio Composition
      by Credit Rating ....................................................   12
   Types of Investments ...................................................   12
   Schedule of Investments ................................................   13
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   16
   Statement of Operations ................................................   17
   Statement of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   20
   Report of Independent
      Accountants .........................................................   22
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   23
      Lipper Rankings .....................................................   23
      Credit Rating
         Guidelines .......................................................   23
      Investment Team
         Leaders ..........................................................   23
   Glossary ...............................................................   24


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE MONEY MARKET

* The fund's one-year return for the fiscal year ended August 31, 2000, ranked in the top quarter of the California money market funds tracked by Lipper Inc. (See page 4 for standardized ranking and performance information.)

* California Tax-Free Money Market's yield was consistently higher than its Lipper category average throughout the fiscal year.

* Although four interest rate hikes by the Federal Reserve pushed all money market yields higher, strong demand and less new issuance limited the rise in California municipal money market yields.

* We bought a number of one-year notes in June when yields were relatively attractive, and this caused the fund's average maturity to extend dramatically.

CALIFORNIA MUNICIPAL  MONEY MARKET

* The fund's one-year return for the fiscal year ended August 31, 2000, ranked in the top 10% of the California money market funds tracked by Lipper Inc. (See page 11 for standardized ranking and performance information.)

* California Municipal Money Market's yield was consistently higher than its Lipper category average throughout the fiscal year.

* Although four interest rate hikes by the Federal Reserve pushed all money market yields higher, strong demand and less new issuance limited the rise in California municipal money market yields.

* We bought a number of one-year notes in June when yields were relatively attractive, and this caused the fund's average maturity to extend.

[left margin]

          CALIFORNIA TAX-FREE MONEY MARKET
                      (BCTXX)
    TOTAL RETURNS:              AS OF 8/31/00
       6 Months                         1.71%*
       1 Year                           3.11%
    7-DAY CURRENT YIELD:                3.39%
    INCEPTION DATE:                   11/9/83
    NET ASSETS:                $640.5 million

         CALIFORNIA MUNICIPAL MONEY MARKET
                      (BNCXX)
    TOTAL RETURNS:              AS OF 8/31/00
       6 Months                         1.75%*
       1 Year                           3.19%
    7-DAY CURRENT YIELD:                3.46%
    INCEPTION DATE:                  12/31/90
    NET ASSETS:                $178.5 million

* Not annualized.

See Total Returns on pages 4 and 11.
Investment terms are defined in the Glossary on pages 24-25.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a 10-business-day holding period for deposited funds--including your initial investment in a new account. There is a one-business-day holding period for wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the U.S. government. And although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

[right margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.

* We must have your written authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.


                                                www.americancentury.com      3


California Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2000

          CALIFORNIA TAX-FREE   CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS(2)
              MONEY MARKET          AVERAGE RETURN     FUND'S RANKING
================================================================================
6 MONTHS(1)      1.71%                  1.60%                --
1 YEAR           3.11%                  2.91%           12 OUT OF 52
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          2.95%                  2.77%           11 OUT OF 49
5 YEARS          3.03%                  2.86%           11 OUT OF 44
10 YEARS         2.99%                  2.94%           13 OUT OF 31

The fund's inception date was 11/9/83.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 23-24 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                         8/31/00           8/31/99
NUMBER OF SECURITIES       103               96
WEIGHTED AVERAGE
   MATURITY              64 DAYS           51 DAYS
EXPENSE RATIO             0.49%             0.50%

YIELDS AS OF AUGUST 31, 2000
7-DAY CURRENT YIELD              3.39%
7-DAY EFFECTIVE YIELD            3.44%
7-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET            5.19%
   37.42% TAX BRACKET            5.42%
   41.95% TAX BRACKET            5.83%
   45.22% TAX BRACKET            6.19%

Investment terms are defined in the Glossary on pages 24-25.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


California Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Todd Pardula]

     An interview with Todd Pardula, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA TAX-FREE MONEY MARKET PERFORM FOR THE YEAR ENDED AUGUST 31, 2000?

     The fund returned 3.11%, beating the 2.91% average return of the 52 "California Tax-Exempt Money Market Funds" tracked by Lipper Inc. The fund's one-year return ranked in the top quarter of its Lipper category, and its longer-term returns are similarly strong (see the previous page).

     In addition, California Tax-Free Money Market's yield was consistently higher than its Lipper category average throughout the fiscal year.

MUNICIPAL MONEY MARKET YIELDS WENT UP IN THE PAST YEAR (THE FUND'S 7-DAY CURRENT YIELD ROSE FROM 2.54% TO 3.39%). WHY?

     In general, short-term interest rates rose as the Federal Reserve raised rates four times to slow the economy and fight inflation.

     However, California municipal money market yields didn't increase as much as you might expect given the four Fed rate hikes. Supply and demand factors, which tend to have the biggest short-term impact on municipal money market yields, kept California yields in check.

     Demand picked up as the volatile stock market convinced many investors to diversify into more conservative investments. Tax-free investing also appealed to those who have been pushed into higher tax brackets by strong stock returns.

     On the supply side, issuance has been lower than in years past because municipalities are flush with cash-- the strong economy has boosted tax revenues and reduced borrowing needs. For example, the state of California will not issue any short-term revenue notes this year, the first time that's happened in about 20 years.

     When there's increased demand for a declining number of money market securities, yields tend to move lower.

GIVEN THIS ENVIRONMENT, HOW DID YOU KEEP THE FUND'S YIELD AHEAD OF THE PACK?

     Relatively low expenses helped. California Tax-Free Money Market's annual expense ratio is 0.49%, compared with the 0.61% average expense ratio of the Lipper category.

     We also took advantage of opportunities to boost the fund's yield. In the first half of the fiscal year, we increased our holdings of commercial paper when it was offering higher yields than were available on variable-rate notes, which make up a majority of the portfolio.

     In June--a month when many California municipalities typically issue one-year notes--we bought a number of notes with very attractive yields. This caused the fund's average maturity to extend from around 35 days in early March, when it was a little shorter than the average California municipal money market fund, to 70 days by the end of June. We maintained this longer average maturity through the end of August.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
               AS OF             AS OF
              8/31/00           2/29/00
A-1+            84%               82%
A-1             11%               12%
A-2              5%                6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 23 for more information.

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                        AS OF AUGUST 31, 2000
VARIABLE-RATE NOTES               59%
MUNICIPAL NOTES                   15%
COMMERCIAL PAPER                  10%
PUT BONDS                          9%
BONDS <1 YEAR                      7%

                       AS OF FEBRUARY 29, 2000
VARIABLE-RATE NOTES               68%
BONDS <1 YEAR                     10%
MUNICIPAL NOTES                    8%
PUT BONDS                          8%
COMMERCIAL PAPER                   6%

Investment terms are defined in the Glossary on pages 24-25.


                                                www.americancentury.com      5


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100%

CALIFORNIA -- 98.4%
             $  7,000,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-10,
                              VRDN, 3.85%, 9/6/00 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 8/19/98-3/8/99,
                              Cost $7,000,000)(1)                  $  7,000,000
                3,912,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-17,
                              VRDN, 3.85%, 9/6/00 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 11/18/98-3/9/99,
                              Cost $3,912,000)(1)                     3,912,000
                5,000,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-25,
                              VRDN, 3.85%, 9/6/00 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 12/2/98, Cost
                              $5,000,000)(1)                          5,000,000
                5,000,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 2000-1,
                              3.85%, 9/6/00 (MBIA)
                              (SBBPA: ABN Amro Bank N.V.)
                             (Acquired 5/24/00, Cost
                              $5,000,000)(1)                          5,000,000
                5,385,000  Adelanto Public Utility Auth. Rev.,
                              Series 2000 B, (Utility System),
                              VRDN, 3.65%, 9/7/00 (LOC:
                              California State Teacher's
                              Retirement)                             5,385,000
                5,895,000  Apple Valley COP, (Public Facilities
                              Financing), VRDN, 3.75%,
                              9/7/00 (LOC: California State
                              Teacher's Retirement)                   5,895,000
                2,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Bentley School), VRDN, 3.60%,
                               9/6/00 (LOC: Banque
                              Nationale de Paris S.A.)                2,000,000
               10,200,000  Avalon Community Improvement
                              Agency Tax Allocation Rev.,
                              (Community Improvement Area),
                              VRDN, 4.00%, 9/7/00 (LOC:
                              Union Bank of California, N.A.)        10,200,000
                  480,000  California Educational Facilities
                              Auth. Rev., (Mount St. Marys
                              College), VRDN, 3.85%,
                              9/6/00 (LOC: Allied Irish
                              Banks PLC)                                480,000
                2,250,000  California Educational Facilities
                              Auth. Rev., (Point Loma
                              Nazarene University), VRDN,
                              3.55%, 9/7/00 (LOC: Allied
                              Irish Banks PLC)                        2,250,000
                3,500,000  California Educational Facilities
                              Auth. Rev., Series 1998 A,
                              (University Judaism), VRDN,
                              3.55%, 9/7/00 (LOC: Allied
                              Irish Banks, PLC)                       3,500,000


Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  6,800,000  California Health Facilities Auth.
                              Rev., (Episcopal Home), VRDN,
                            4.15%, 9/1/00 (LOC: Union
                              Bank of California, N.A.)            $  6,800,000
               10,130,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1985 B, (Pooled Loan Program),
                              3.60%, 9/6/00 (FGIC)                   10,130,000
                4,800,000  California Health Facilities
                              Financing Auth. Rev., Series
                             1985 C, (Santa Barbara
                              Cottage), VRDN, 3.70%,
                              9/7/00 (LOC: Bank of
                              America N.A.)                           4,800,000
                8,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1996 B, VRDN, 3.45%,
                              9/1/00 (AMBAC) (SBBPA:
                              ABN Amro Bank N.V.)                     8,500,000
                7,685,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1999 I, VRDN, 3.65%,
                              9/6/00 (MBIA) (SBBPA:
                             Westdeutsche Landesbank
                              Girozentrale)                           7,685,000
                8,700,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1999 P, VRDN, 3.65%,
                              9/6/00 (SBBPA: Commerzbank
                              AG & California State Teacher's
                              Retirement)                             8,700,000
                1,000,000  California Pollution Control
                              Financing Auth. Rev., (Chevron
                              USA Inc.), VRDN, 3.80%,
                              11/15/00 (Guaranteed:
                              Chevron Corp.)                          1,000,000
               10,500,000  California Pollution Control
                              Financing Auth. Rev., (Chevron
                              USA Inc.), VRDN, 4.15%,
                              5/15/01 (Guaranteed:
                              Chevron Corp.)                         10,500,000
                6,500,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1986 B, (Southern California
                              Edison), VRDN, 3.60%, 9/1/00
                              (Guaranteed: Southern
                              California Edison Company)              6,500,000
                8,100,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1986 C, (Southern California
                              Edison), VRDN, 3.60%, 9/1/00
                              (Guaranteed: Southern
                              California Edison Company)              8,100,000
                2,305,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1986 D, (Southern California
                              Edison), VRDN, 3.60%, 9/1/00
                              (Guaranteed: Southern
                              California Edison Company)              2,305,000
                2,100,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1996 C, (Pacific Gas & Electric),
                              VRDN, 3.50%, 9/1/00 (LOC:
                              Bank of America N.A.)                   2,100,000


6      1-800-345-2021                        See Notes to Financial Statements


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  5,000,000  California Public Capital
                              Improvements Financing Auth.
                              Rev. Floating Rate Trust Receipts,
                              Series 1999 D, VRDN, 4.00%,
                              9/6/00 (MBIA) (SBBPA: Bank
                              of New York)                         $  5,000,000
                5,000,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 C, VRDN,
                              4.00%, 9/15/00 (LOC:
                              National Westminster Bank PLC)          5,000,000
               36,790,000  California School Cash Reserve
                              Program Auth. Rev., Series
                              2000 A, 5.25%, 7/3/01
                               (AMBAC)                               37,101,411
                1,300,000  California School Facilities
                              Financing Corp. COP, Series
                              1998 A, (Capital Improvement
                              Financing Projects), VRDN,
                              3.75%, 9/6/00 (LOC:
                              Bayerische Vareinsbank A.G.)            1,300,000
               13,500,000  California State GO, 5.00%,
                              10/1/00                                13,515,303
               13,375,000  California State GO, Series
                            2000 A-11, 4.05%, 9/6/00
                               (SBBPA: Bayerische
                              Hypovereinsbank AG)
                              (Acquired 3/8/00-7/3/00,
                              Cost $13,375,000)(1)                   13,375,000
                8,660,000  California Statewide Communities
                              Development Auth. Multifamily
                              Rev., VRDN, 4.60%, 9/8/00
                              (LOC: Merrill Lynch & Co., Inc.)
                              (Acquired 6/29/00,
                              Cost $8,660,000)(1)                     8,660,000
                7,600,000  California Statewide COP,
                              (Covenant Retirement
                              Community), VRDN, 3.75%,
                              9/7/00 (LOC: LaSalle National
                              Bank)                                   7,600,000
                7,900,000  California Transportation Finance
                              Auth. Rev., VRDN, 3.60%,
                              9/6/00 (FSA) (SBBPA: Credit
                              Suisse First Boston)                    7,900,000
                3,000,000  Davis Special Tax Rev.,
                              (Community Facilities District
                              No. 1999-2), VRDN, 3.65%,
                              9/7/00 (LOC: Wells Fargo
                              Bank, N.A.)                             3,000,000
                2,500,000  Elsinore Valley Municipal Water
                              District COP, Series 2000 A,
                              VRDN, 3.50%, 9/6/00 (FGIC)              2,500,000
                5,000,000  Encinitas Multifamily Housing Rev.,
                              Series 1993 A, (Torrey Pines),
                              3.60%, 9/7/00 (LOC: Bank of
                              America NT & SA)                        5,000,000
                2,990,000  Fillmore Public Financing Auth.
                              Tax Allocation Rev., Series
                              1998 B, (Central City
                              Redevelopment), VRDN, 3.75%,
                              9/7/00 (LOC: California State
                              Teacher's Retirement)                   2,990,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  4,300,000  Fremont Union High School
                              District Santa Clara County GO,
                              4.75%, 7/5/01                        $  4,319,439
                3,315,000  Fresno Multifamily Housing Rev.,
                              Series 1996 A, (Heron Pointe
                              Apartments), 3.65%, 9/6/00
                              (LOC: Wells Fargo Bank N.A.)            3,315,000
                2,555,000  Hanford Sewer Rev., Series
                              1996 A, VRDN, 4.00%,
                              9/7/00 (LOC: Union Bank of
                              California, N.A.)                       2,555,000
                4,100,000  Hemet Multifamily Housing Auth.
                              Rev., (West Acacia), VRDN,
                              3.58%, 9/7/00 (LOC: FHLB)               4,100,000
                2,600,000  Kern County Superintendent of
                              Schools COP, Series 1996 A,
                              VRDN, 3.75%, 9/7/00 (LOC:
                              Anchor National Life Insurance
                              Company)                                2,600,000
               54,207,686  Koch Certificates Trust 1999-2
                            Rev., VRDN, 4.23%, 9/7/00
                              (AMBAC) (MBIA) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 2/11/00-8/4/00,
                              Cost $54,207,685)(1)                   54,207,686
                3,505,000  Los Angeles COP, (Equipment &
                              Real Property Acquisition
                              Program AE), 4.00%, 12/1/00
                              (AMBAC)                                 3,506,783
                5,810,000  Los Angeles County COP,
                              (Correctional Facilities), 6.50%,
                              9/1/00, Prerefunded at 102%
                              of Par (MBIA)(2)                        5,928,171
                5,750,000  Los Angeles County GO, Series
                              2000 A, 5.00%, 6/29/01                  5,788,691
                9,000,000  Los Angeles County Schools
                              Pooled Financing Program GO,
                              Series 2000 A, 5.00%, 7/2/01
                              (FSA)                                   9,052,465
                2,800,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1992 A, VRDN, 3.50%,
                              9/6/00 (FGIC) (SBBPA:
                              Bayerische Landesbank
                              Girozentrale)                           2,800,000
                8,000,000  Los Angeles County Wastewater
                              System Rev., 3.90%, 10/2/00
                            (SBBPA: Toronto Dominion
                              Bank)                                   8,000,000
               14,000,000  Los Angeles Department of
                           Water & Power Electric Plant Rev.,
                              Series 2000 A, VRDN, 3.60%,
                             9/7/00 (SBBPA: Toronto
                              Dominion Bank)                         14,000,000
                6,496,000  Los Angeles Multifamily Housing
                              Rev., Series 1985 C, (Studio
                              Colony), VRDN, 3.63%, 9/7/00
                              (LOC: Bank One Arizona, N.A.)           6,496,000
               20,000,000  Los Angeles Multifamily Housing
                              Rev., Series 1985 K, VRDN,
                              3.50%, 9/5/00 (LOC: FHLB)              20,000,000


See Notes to Financial Statements               www.americancentury.com      7


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  3,350,000  Los Angeles Municipal
                              Improvement Corp. Lease Rev.,
                             Series 1999 E, (Police
                              Emergency), 4.00%, 9/1/00
                              (AMBAC)                              $  3,350,000
                7,055,000  Los Angeles Unified School
                              District GO, Series 2000 D,
                              5.00%, 7/1/01                           7,104,879
                1,250,000  Los Angeles Wastewater System
                              Rev., Series 1990 A, 6.80%,
                              2/1/01                                  1,262,652
                3,255,000  Maywood COP, (Infrastructure
                              Financing), VRDN, 3.80%,
                              9/7/00 (LOC: Allied Irish
                              Banks PLC)                              3,255,000
                2,635,000  Maywood Public Financing Auth.
                              Tax Allocation Rev., VRDN,
                              3.80%, 9/7/00 (LOC: Allied
                              Irish Banks, PLC)                       2,635,000
                4,600,000  Metropolitan Water District Rev.,
                              4.00%, 12/14/00 (LOC:
                             Westdeutsche Landesbank
                              Girozentrale)                           4,600,000
                2,000,000  Modesto Multifamily Housing
                              Rev., Series 1996 A,
                              (Shadowbrook), VRDN, 3.80%,
                              9/7/00 (LOC: Bank of America
                              N.A.)                                   2,000,000
                2,025,000  Modesto Special Tax Rev.,
                              (Community Facilities District
                              No. 98-1), VRDN, 3.65%,
                              9/7/00 (LOC: Wells Fargo
                              Bank, N.A.)                             2,025,000
               10,000,000  Northern California Transmission
                              Rev., 3.90%, 9/11/00                   10,000,000
                1,500,000  Oakland Economic Development
                              Rev., Series 1997 A, (Allen
                              Temple Family Life), VRDN,
                            3.60%, 9/7/00 (LOC: Wells
                              Fargo Bank, N.A.)                       1,500,000
               14,500,000  Oakland Joint Powers Financing
                              Auth. Lease Rev.,
                             Series 1998 A-2, 3.60%,
                              9/7/00 (FSA) (SBBPA:
                              Commerzbank AG)                        14,500,000
                3,461,000  Orange County Apartment
                              Development Rev.,
                              Series 1985 B, (Niguel Summit),
                              VRDN, 3.70%, 9/7/00 (LOC:
                              Bank of America NT & SA)                3,461,000
               10,000,000  Orange County Apartment
                                Development Rev.,
                             Series 1999 C, (Bluffs
                              Apartments), VRDN, 3.58%,
                              9/7/00 (FHLMC)                         10,000,000
                1,200,000  Orange County Sanitation Districts COP, Series
                              2000 B, VRDN, 3.60%, 9/1/00 (LOC:
                              Dexia Public Finance Bank SA)           1,200,000
                1,500,000  Orange County Transportation
                             Sales Tax Rev., 5.50%,
                              2/15/01 (AMBAC)                         1,508,719

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  7,100,000  Peninsula Corridor Joint Powers
                            Board Anticipation Notes,
                              Series 2000 B, 4.80%, 6/7/01         $  7,126,013
                6,375,000  Peninsula Corridor Joint Powers
                            Board Anticipation Notes,
                              Series 2000 B, 4.40%, 7/25/01           6,385,939
                5,000,000  Rancho Water District Financing
                              Auth. Rev., Series 1998 A,
                              VRDN, 3.50%, 9/6/00 (FGIC)
                            (SBBPA: General Electric
                              Capital Corp.)                          5,000,000
                2,500,000  Redwood City COP, (City Hall),
                              VRDN, 3.75%, 9/7/00 (LOC:
                              KBC Bank N.V.)                          2,500,000
               13,000,000  Rialto Public Financing Auth.
                              Tax Allocation Rev., Series
                              1998 A, (Agua Mansa &
                              Industrial), VRDN, 4.15%,
                              9/7/00 (LOC: Union Bank of
                              California, N.A.)                      13,000,000
                5,000,000  Riverside County COP, Series
                              1985 B, (Public Facilities),
                              VRDN, 3.50%, 9/5/00 (LOC:
                              Commerzebank AG & National
                              Westminster Bank PLC)                   5,000,000
                1,500,000  Riverside County Transportation
                             Commission Rev., Series
                             1991 A, 6.50%, 6/1/01,
                              Prerefunded at 102% of Par
                              (AMBAC)(2)                              1,556,067
                1,715,000  Rohnert Park Multifamily Housing
                              Rev., (Crossbrook Apartments),
                              VRDN, 3.50%, 9/6/00 (FNMA
                              Collateral Agreement)                   1,715,000
                6,600,000  Sacramento County Multifamily
                              Housing Rev., Series 1996 A,
                              VRDN, 3.60%, 9/6/00 (LOC:
                              California State Teacher's
                              Retirement)                             6,600,000
               25,500,000  San Bernardino County Housing
                              Auth. Multifamily Housing Rev.,
                              6.25%, 5/1/01 (LOC: Toronto
                            Dominion Bank) (Acquired
                              4/26/00, Cost $26,031,675)(1)          25,852,508
                4,620,000  San Bernardino County Housing
                              Auth. Multifamily Housing Rev.,
                            Series 1993 A, (Montclair
                              Heritage), 4.00%, 9/7/00
                              (LOC: FHLB)                             4,620,000
                3,230,000  San Bernardino County Housing
                              Auth. Multifamily Housing Rev.,
                              Series 1992 A, (Arrowview Park
                              Apartments), VRDN, 3.58%,
                              9/7/00 (LOC: FHLB)                      3,230,000
                1,800,000  San Bernardino County Housing
                              Auth. Multifamily Housing Rev.,
                              Series 1993 A, (Monterey Villas
                              Apartments), VRDN, 3.58%,
                              9/7/00 (LOC: FHLB)                      1,800,000
                3,890,000  San Diego County COP,
                             (Information Technology
                              Systems), 5.00%, 6/1/01
                              (AMBAC)                                 3,912,592


8      1-800-345-2021                        See Notes to Financial Statements


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  7,000,000  San Diego County Regional
                            Transportation Commission
                             Sales Tax Rev., 3.85%,
                            9/14/00 (LOC: Landesbank
                              Hessen-Thuringen Girozentrale)       $  7,000,000
                2,000,000  San Diego Unified School
                              District GO, Series 1999 A,
                              4.25%, 9/29/00                          2,000,913
                5,500,000  San Francisco Bay Area Rapid
                              Transit Rev., 3.80%, 9/1/00
                              (LOC: Bayerische Landesbank
                              Girozentrale)                           5,500,000
                3,600,000  San Francisco Bay Area Rapid
                              Transit Rev., 4.05%, 9/7/00
                              (LOC: Bayerische Landesbank
                              Girozentrale)                           3,600,000
                4,000,000  San Francisco City and County
                              Public Utilities Commission
                              Water Rev., 4.00%, 10/13/00
                              (LOC: Bayerische Landesbank
                              Girozentrale)                           4,000,000
                4,000,000  San Francisco City and County
                              Public Utilities Commission
                              Water Rev., 3.90%, 10/23/00             4,000,000
                5,000,000  San Francisco City and County
                              Redevelopment Agency
                              Multifamily Housing Rev., Series
                              1985 B, (Bayside Village),
                              VRDN, 3.65%, 9/7/00 (LOC:
                              Bank One Arizona, N.A.)                 5,000,000
                1,665,000  San Francisco City and County
                              Redevelopment Financing Auth.
                              Rev., (Yerba Buena Garden),
                              VRDN, 3.65%, 9/6/00 (LOC:
                              National Westminster Bank PLC)          1,665,000
                6,100,000  San Joaquin County Transportation
                              Rev., 3.90%, 9/26/00 (LOC:
                              Westdeutsche Landesbank
                              Girozentrale)                           6,100,000
                2,945,000  San Jose Financing Auth. Rev.,
                              Series 1998 B, (Hayes Mansion
                              Improvement), VRDN,
                              3.75%, 9/6/00 (AMBAC) (SBBPA:
                              Bank of Nova Scotia)                    2,945,000
                2,425,000  Santa Ana Community
                              Redevelopment Agency Tax
                              Allocation Rev., Series 1990 C,
                              (Santa Ana South Harbor
                              Boulevard), 6.50%, 12/15/00,
                              Prerefunded at 102% of Par(2)           2,488,851
               16,300,000  Santa Barbara County GO,
                              Series 1999 A, 4.25%,
                              9/29/00                                16,300,000
               11,000,000  Santa Clara Unified School
                              District GO, 4.25%, 9/29/00            11,000,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  2,500,000  Santa Paula Public Financing
                              Auth. Lease Rev., (Water System
                              Acquisition), VRDN, 3.75%,
                              9/6/00 (LOC: California State
                              Teachers' Retirement)                $  2,500,000
                1,400,000  Triunfo Sanitation District Rev.,
                              VRDN, 3.70%, 9/6/00 (LOC:
                              Banque Nationale de Paris S.A.)         1,400,000
                3,030,000  University of California Rev.,
                            Series 1999 J, (Multiple
                              Purpose), 4.50%, 9/1/00                 3,030,002
                1,000,000  Upland Community
                              Redevelopment Agency
                            Multifamily Housing Rev.,
                              Series 2000 A, (Northwoods
                              156), VRDN, 3.75%, 9/6/00
                              (FNMA)                                  1,000,000
                1,000,000  Upland Community
                              Redevelopment Agency
                            Multifamily Housing Rev.,
                              Series 2000 A, (Northwoods
                              168), VRDN, 3.75%, 9/6/00
                              (FNMA)                                  1,000,000
                2,745,000  Vallejo Unified School District
                              COP, Series 1999 E, (Capital
                              Improvement Financing), VRDN,
                              3.65%, 9/7/00 (LOC:
                              Bayerische Hypo-Und
                              Vereinsbank AG)                         2,745,000
                4,000,000  West Basin Municipal Water
                            District Rev. COP, Series
                              1999 B, VRDN, 3.75%,
                             9/6/00 (LOC: Bayerische
                              Hypo-Und Vereinsbank AG)                4,000,000
                4,100,000  Westminster COP, Series 1998 A,
                              (Civic Center), VRDN, 3.75%,
                              9/7/00 (AMBAC)(SBBPA:
                              First Union National Bank)              4,100,000
                1,900,000  Westminster Redevelopment
                              Agency Tax Allocation Rev.,
                            (Commercial Redevelopment
                              Project No. 1), VRDN, 3.75%,
                              9/7/00 (AMBAC) (SBBPA:
                              Landesbank Hessen-Thuringen
                              Girozentrale)                           1,900,000
                                                                   ------------
                                                                    637,328,084
                                                                   ------------
PUERTO RICO -- 1.6%
               10,099,000  Puerto Rico Commonwealth GO,
                              4.00%, 11/14/00                        10,099,000
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                              $647,427,084
                                                                   ============


See Notes to Financial Statements               www.americancentury.com      9


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 2000.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2000, was $123,007,194 which represented 19.2% of net assets. None of these securities are considered to be illiquid.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.


10      1-800-345-2021                        See Notes to Financial Statements


California Municipal Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2000

           CALIFORNIA MUNICIPAL   CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS(2)
               MONEY MARKET           AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1)        1.75%                  1.60%              --
1 YEAR             3.19%                  2.91%          5 OUT OF 52
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            3.05%                  2.77%          8 OUT OF 49
5 YEARS            3.10%                  2.86%          6 OUT OF 44
LIFE OF FUND       3.10%                  2.86%          6 OUT OF 33

The fund's inception date was 12/31/90.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 23-24 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                           8/31/00       8/31/99
NUMBER OF SECURITIES         58            54
WEIGHTED AVERAGE
   MATURITY                54 DAYS       58 DAYS
EXPENSE RATIO               0.49%         0.50%

YIELDS AS OF AUGUST 31, 2000
7-DAY CURRENT YIELD                3.46%
7-DAY EFFECTIVE YIELD              3.52%
7-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET              5.30%
   37.42% TAX BRACKET              5.53%
   41.95% TAX BRACKET              5.96%
   45.22% TAX BRACKET              6.31%

Investment terms are defined in the Glossary on pages 24-25.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                www.americancentury.com      11


California Municipal Money Market--Q&A
--------------------------------------------------------------------------------

     An interview with Todd Pardula (pictured on page 5), a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA MUNICIPAL MONEY MARKET PERFORM FOR THE YEAR ENDED AUGUST 31, 2000?

     The fund returned 3.19%, beating the 2.91% average return of the 52 "California Tax-Exempt Money Market Funds" tracked by Lipper Inc. The fund's one-year return ranked in the top five of its Lipper category, and its longer-term returns are similarly strong (see the previous page).

     In addition, California Municipal Money Market's yield was consistently higher than its Lipper category average throughout the fiscal year.

MUNICIPAL MONEY MARKET YIELDS WENT UP IN THE PAST YEAR (THE FUND'S 7-DAY CURRENT YIELD ROSE FROM 2.67% TO 3.46%). WHY?

     In general, short-term interest rates rose as the Federal Reserve raised rates four times to slow the economy and fight inflation.

     However, California municipal money market yields didn't increase as much as you might expect given the four Fed rate hikes. Supply and demand factors, which tend to have the biggest short-term impact on municipal money market yields, kept California yields in check.

     Demand picked up as the volatile stock market convinced many investors to diversify into more conservative investments. Tax-free investing also appealed to those who have been pushed into higher tax brackets by strong stock returns.

     On the supply side, issuance has been lower than in years past because municipalities are flush with cash-- the strong economy has boosted tax revenues and reduced borrowing needs. For example, the state of California will not issue any short-term revenue notes this year, the first time that's happened in about 20 years.

     When there's increased demand for a declining number of money market securities, yields tend to move lower.

GIVEN THIS ENVIRONMENT, HOW DID YOU KEEP THE FUND'S YIELD AHEAD OF THE PACK?

     Relatively low expenses helped. California Municipal Money Market's annual expense ratio is 0.49%, compared with the 0.61% average expense ratio of the Lipper category.

     Another factor in our favor was the fund's significant exposure to AMT paper (securities subject to the federal alternative minimum tax), which tends to offer higher yields than other municipal money market securities.

     Actually, though, the fund currently holds less AMT paper than it did six months ago. We bought a number of non-AMT one-year notes with very attractive yields in June, a month when many California municipalities typically issue one-year notes.

     This caused the fund's average maturity to extend from around 30 days in early March, when it was a little shorter than the average California municipal money market fund, to almost 70 days by the end of June. Although we allowed the average maturity to roll down to about 55 days by the end of August, it was still longer than the average California municipal money market fund.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
                AS OF             AS OF
               8/31/00           2/29/00
A-1+             71%               76%
A-1              27%               18%
A-2              2%                 6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 23 for more information.

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                          AS OF AUGUST 31, 2000
VARIABLE-RATE NOTES                71%
MUNICIPAL NOTES                    13%
PUT BONDS                           9%
COMMERCIAL PAPER                    4%
BONDS <1 YEAR                       3%

                         AS OF FEBRUARY 29, 2000
VARIABLE-RATE NOTES                73%
PUT BONDS                          12%
BONDS <1 YEAR                       9%
MUNICIPAL NOTES                     4%
COMMERCIAL PAPER                    2%

Investment terms are defined in the Glossary on pages 24-25.


12      1-800-345-2021


California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100.0%
             $  1,120,000  Alameda County Industrial
                              Development Auth. Rev., (Design
                              Workshops), VRDN, 4.10%,
                              9/7/00 (LOC: Wells Fargo
                              Bank, N.A.)                          $  1,120,000
                1,500,000  Alameda County Industrial
                              Development Auth. Rev., Series
                              1994 A, (Scientific Technology),
                              VRDN, 3.90%, 9/6/00 (LOC:
                              Banque Nationale de Paris S.A.)         1,500,000
                2,000,000  Alameda County Industrial
                              Development Auth. Rev., Series
                              2000 A, (United Manufacturing
                              Project), VRDN, 3.85%, 9/6/00
                              (LOC: Wells Fargo Bank N.A.)            2,000,000
                4,200,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations
                              Multifamily Rev., Series 2000 A,
                              (The GAIA Building Project),
                              VRDN, 3.70%, 9/7/00 (LOC:
                              FNMA)                                   4,200,000
                3,200,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations
                              Multifamily Rev., Series 1997 A,
                              (Mountain View Apartments),
                              VRDN, 3.95%, 9/7/00 (LOC:
                              Comerica Bank, N.A.)                    3,200,000
                5,000,000  California Housing Finance
                              Agency Rev., Series 2000 C,
                             (Home Mortgage), VRDN,
                              3.70%, 9/6/00 (FSA) (LOC:
                              California State Teacher's
                               Retirement) (SBBPA:
                              Commerzbank A.G.)                       5,000,000
                2,555,000  California Housing Finance
                              Agency Rev., Series 2000 I,
                             (Home Mortgage), 4.05%,
                              6/1/01 (AIG Matched Funding
                              Corp.)                                  2,555,000
                2,040,000  California Infrastructure &
                               Economic Industrial
                              Development Rev., (Cunico
                              Corp.), VRDN, 3.90%, 9/6/00
                              (LOC: Comerica Bank-CA)                 2,040,000
                1,000,000  California Infrastructure &
                               Economic Industrial
                            Development Rev., (Roller
                              Bearing Co. America), VRDN,
                            4.10%, 9/6/00 (LOC: First
                              Union National Bank)                    1,000,000
                2,747,050  California Infrastructure &
                               Economic Industrial
                              Development Rev., Series
                              1999 A, VRDN, 4.00%, 9/7/00
                              (LOC: Comerica Bank-CA)                 2,747,050
                2,475,000  California Infrastructure &
                               Economic Industrial
                              Development Rev., Series
                              1999 A, VRDN, 4.00%, 9/7/00
                              (LOC: Wells Fargo Bank, N.A.)           2,475,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,000,000  California Infrastructure &
                              Economic Development Bank
                              Indl Dev Rev., Series 2000 A,
                              (Adams Rite Manufacturing Co.),
                              VRDN, 3.85%, 9/6/00 (LOC:
                              Mellon 1st Business Bank)            $  1,000,000
                4,000,000  California Infrastructure &
                            Economic Development Bank
                            Empowerment Rev., Series
                              2000 A, (Gold Coast Baking
                            Co.), 3.95%, 9/6/00 (LOC:
                              Comerica Bank-CA)                       4,000,000
                3,000,000  California Infrastructure &
                            Economic Development Bank
                              Industrial Development Rev.,
                              Series 2000 A, (Bonny Doon
                              Winery Inc.), VRDN, 4.00%,
                              9/7/00 (LOC: Comerica
                              Bank-CA)                                3,000,000
                1,950,000  California Infrastructure &
                            Economic Development Bank
                              Industrial Development Rev.,
                              Series 2000 A, (Standard
                              Abrasive Manufacturing), VRDN,
                              3.85%, 9/6/00 (LOC: Mellon
                              1st Business Bank)                      1,950,000
                1,980,000  California Infrastructure &
                            Economic Development Bank
                              Industrial Development Rev.,
                            Series 2000 A, (West Star
                              Industries), VRDN, 3.85%,
                              9/6/00 (LOC: U.S. Bank N.A.)            1,980,000
               10,000,000  California Pollution Control
                              Financing Auth. Solid Waste
                              Disposal Rev., Series 1994 A,
                              (Western Waste Industries),
                              VRDN, 3.95%, 9/7/00 (LOC:
                              BankBoston, N.A.)                      10,000,000
                2,300,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 C, VRDN,
                              4.00%, 9/15/00 (LOC:
                            National Westminster Bank
                              PLC)                                    2,300,000
               10,000,000  California School Cash Reserve
                              Program Auth. Rev., Series
                              2000 A, 5.25%, 7/3/01
                              (AMBAC)                                10,078,464
                2,800,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Applied Aerospace), VRDN,
                              3.85%, 9/6/00 (LOC:
                              American National Bank and
                              Trust Company of Chicago)               2,800,000
                2,000,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Provena Foods Inc.), VRDN,
                              3.90%, 9/6/00 (LOC:
                              Comerica Bank-CA)                       2,000,000


See Notes to Financial Statements               www.americancentury.com      13


California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
AUGUST 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  2,340,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Scientific Specialties), VRDN,
                              3.85%, 9/6/00 (LOC: Bank of
                              America N.A.)                        $  2,340,000
                1,368,364  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Wesflex Pipe Manufacturing),
                              VRDN, 3.95%, 9/7/00 (LOC:
                              Wells Fargo Bank, N.A.)                 1,368,364
                4,500,000  California State GO, 5.00%,
                              10/1/00                                 4,505,101
                1,500,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., (South Bay Circle), VRDN,
                              4.35%, 9/6/00 (LOC: California
                              State Teacher's Retirement)             1,500,000
                1,290,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., (Tri H Foods), VRDN,
                            4.30%, 9/6/00 (LOC: Union
                              Bank of California, N.A.)               1,290,000
                1,275,000  California Statewide Communities
                              Industrial Development Corp.
                            Rev., Series 1994 A, (DV
                              Industries), VRDN, 4.35%,
                              9/6/00 (LOC: California State
                              Teacher's Retirement)                   1,275,000
                1,700,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., Series 1994 B, (American
                              River), VRDN, 4.35%, 9/6/00
                              (LOC: California State Teacher's
                              Retirement)                             1,700,000
                  795,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., Series 1994 B, (J. Michelle),
                              VRDN, 4.35%, 9/6/00 (LOC:
                              California State Teacher's
                              Retirement)                               795,000
                  510,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., Series 1995 A, (Staub
                              Metals Corp.), VRDN, 4.35%,
                              9/6/00 (LOC: California State
                              Teacher's Retirement)                     510,000
                1,600,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., Series 1995 E, (Johanson),
                              VRDN, 4.35%, 9/6/00 (LOC:
                              California State Teacher's
                              Retirement)                             1,600,000
                2,520,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., Series 1998 B, (Lesaint
                              L.P.), VRDN, 4.35%, 9/6/00
                              (LOC: PNC Bank Ohio N.A.)               2,520,000
                3,500,000  California Statewide Communities
                              Development Auth. Lease Rev.,
                              VRDN, 4.13%, 9/7/00 (LOC:
                              Merrill Lynch & Co., Inc.)
                             (Acquired 2/17/00, Cost
                              $3,500,000)(1)                          3,500,000


Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,200,000  California Statewide Communities
                              Development Auth. Multifamily
                              Rev., Series 1997 G, (Sunrise
                              of Moraga), VRDN, 3.70%,
                              9/7/00 (LOC: Commerzbank
                              A.G.)                                $  1,200,000
                3,000,000  California Statewide Communities
                              Development Auth. Multifamily
                            Rev., VRDN, 4.60%, 9/8/00
                              (LOC: Merrill Lynch & Co., Inc.)
                             (Acquired 6/29/00, Cost
                              $3,000,000)(1)                          3,000,000
                2,250,000  Chula Vista Industrial Development
                              Rev., (San Diego Gas & Electric
                              Co.), VRDN, 3.90%, 9/1/00               2,250,000
                2,250,000  Chula Vista Industrial Development
                              Rev., (San Diego Gas & Electric
                              Co.), VRDN, 3.90%, 9/11/00              2,250,000
                6,000,000  Fremont Union High School
                              District Santa Clara County GO,
                              4.75%, 7/5/01                           6,027,124
               17,528,926  Koch Certificates Trust 1999-2
                            Rev., VRDN, 4.23%, 9/7/00
                              (AMBAC) (MBIA) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 2/11/00-8/21/00,
                              Cost $17,528,926)(1)                   17,528,926
                3,000,000  La Verne Industrial Development
                              Auth. Rev., Series 1998 A,
                              VRDN, 4.00%, 9/7/00 (LOC:
                              Fleet Bank, N.A.) (Acquired
                              12/21/98, Cost $3,000,000)(1)           3,000,000
                1,800,000  Lassen Municipal Utility District
                              Rev., Series 1996 A, VRDN,
                              4.10%, 9/7/00 (FSA) (SBBPA:
                              Credit Local de France)                 1,800,000
                3,000,000  Long Beach Harbor Rev., 4.00%,
                            9/13/00 (SBBPA: Canadian
                           Imperial Bank of Commerce &
                           California State Teacher's
                              Retirement)                             3,000,000
                4,000,000  Los Angeles County GO, Series
                              2000 A, 5.00%, 6/29/01                  4,026,915
                2,925,000  Los Angeles County Industrial
                              Development Auth. Rev., (Caitac
                              & Jae Co., Inc.), VRDN, 4.30%,
                              9/6/00 (LOC: Union Bank of
                              California, N.A.)                       2,925,000
                3,200,000  Ontario Redevelopment Agency
                              Industrial Development Rev.,
                              (Safariland), VRDN, 4.10%,
                              9/6/00 (LOC: California State
                              Teacher's Retirement)                   3,200,000
                5,300,000  Orange County Sanitation
                              Districts COP, Series 2000 B,
                              VRDN, 3.60%, 9/1/00 (LOC:
                              Dexia Public Finance Bank SA)           5,300,000
                2,400,000  Pinole Redevelopment Agency
                              Rev., Series 1998 A, (East
                              Bluff Apartments), VRDN,
                              3.95%, 9/7/00 (LOC:
                              Comerica Bank-CA)                       2,400,000


14      1-800-345-2021                        See Notes to Financial Statements


California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
AUGUST 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  2,565,000  Pleasant Hill Redevelopment
                              Agency Multifamily Housing
                              Rev., Series 1996 A,
                              (Chateau III), VRDN, 3.70%,
                            9/7/00 (LOC: Commerzbank
                              A.G.)                                $  2,565,000
                2,000,000  Sacramento County GO, Series
                              1999 A-21, VRDN, 4.50%,
                              9/6/00 (SBBPA: Bank of New
                            York) (Acquired 8/30/00,
                              Cost $2,000,000)(1)                     2,000,000
                6,000,000  Sacramento County Housing Auth.
                               Rev., Issue 1992 A,
                             (Shadowood Apartments),
                              VRDN, 3.70%, 9/6/00 (LOC:
                              General Electric Capital Corp.)         6,000,000
                2,500,000  Sacramento County Special
                              Facilities Airport Rev., (Cessna
                              Aircraft Co.), VRDN, 3.85%,
                              9/7/00 (LOC: Bank of America
                              N.A.)                                   2,500,000
                7,500,000  San Bernardino County Housing
                              Auth. Multifamily Housing Rev.,
                              6.25%, 5/1/01 (LOC: Toronto
                            Dominion Bank) (Acquired
                              4/26/00, Cost $7,603,679)(1)            7,603,679
                1,585,000  San Bernardino County Industrial
                              Development Auth. Rev., (Master
                              Halco Inc.), VRDN, 4.10%,
                              9/5/00 (LOC: California State
                              Teacher's Retirement)                   1,585,000
                1,090,000  San Bernardino County Industrial
                              Development Auth. Rev., VRDN,
                              4.35%, 9/6/00 (LOC: California
                              State Teacher's Retirement)             1,090,000
                3,000,000  San Jose Multifamily Housing Rev.,
                              Series 1998 A, (Carlton Plaza),
                              VRDN, 3.81%, 9/7/00 (LOC:
                              Commerzbank A.G.)                       3,000,000
                3,500,000  Santa Barbara County GO,
                              Series 1999 A, 4.25%,
                              9/29/00                                 3,500,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  4,700,000  Santa Cruz County Multifamily
                              Housing Auth. Rev., Series
                             1992 A, (Paloma Del Mar
                              Apartments), VRDN, 3.85%,
                            9/6/00 (LOC: Wells Fargo
                              Bank, N.A.)                          $  4,700,000
                1,445,000  South Orange County Public
                              Financing Auth. Special Tax
                              Rev., Series 1998 B, (Jr. Lien),
                              4.50%, 9/1/00 (AMBAC)                   1,445,001
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                              $183,745,624
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 2000.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2000, was $36,632,605 which represented 20.5% of net assets. None of these securities are considered to be illiquid.


See Notes to Financial Statements               www.americancentury.com      15


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                  TAX-FREE          MUNICIPAL
AUGUST 31, 2000                                 MONEY MARKET      MONEY MARKET

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) ...........     $ 647,427,084      $ 183,745,624
Interest receivable ......................         4,378,364          1,099,367
                                               -------------      -------------
                                                 651,805,448        184,844,991
                                               -------------      -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .................        11,041,240          6,237,543
Accrued management fees (Note 2) .........           275,677             74,725
Dividends payable ........................            11,165              3,957
Payable for trustees'
  fees and expenses ......................             1,240                336
                                               -------------      -------------
                                                  11,329,322          6,316,561
                                               -------------      -------------

Net Assets ...............................     $ 640,476,126      $ 178,528,430
                                               =============      =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..................       640,479,131        178,564,963
                                               =============      =============

Net Asset Value Per Share ................     $        1.00      $        1.00
                                               =============      =============

NET ASSETS CONSIST OF:
Capital paid in ..........................     $ 640,479,131      $ 178,564,963
Undistributed net investment income ......           275,802            122,436
Accumulated net realized loss
  on investment transactions .............          (278,807)          (158,969)
                                               -------------      -------------
                                               $ 640,476,126      $ 178,528,430
                                               =============      =============


16      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                                     TAX-FREE         MUNICIPAL
YEAR ENDED AUGUST 31, 2000                         MONEY MARKET     MONEY MARKET

INVESTMENT INCOME
Income:
Interest ...................................       $21,312,931       $ 7,048,106
                                                   -----------       -----------

Expenses (Note 2):
Management fees ............................         2,936,540           956,050
Trustees' fees and expenses ................            19,676             6,346
                                                   -----------       -----------
                                                     2,956,216           962,396
                                                   -----------       -----------

Net investment income ......................        18,356,715         6,085,710
                                                   -----------       -----------

REALIZED GAIN ON INVESTMENTS
Net realized gain on investments ...........            32,827                92
                                                   -----------       -----------

Net Increase in Net Assets
  Resulting from Operations ................       $18,389,542       $ 6,085,802
                                                   ===========       ===========


See Notes to Financial Statements               www.americancentury.com      17


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED AUGUST 31, 2000 AND AUGUST 31, 1999

                                     TAX-FREE MONEY MARKET           MUNICIPAL MONEY MARKET
Increase (Decrease) in Net Assets     2000            1999            2000            1999

OPERATIONS
Net investment income ..........$  18,356,715    $  13,227,530    $   6,085,710    $   4,834,349
Net realized gain (loss)
  on investments ...............       32,827          (12,545)              92              214
                                -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations ....   18,389,542       13,214,985        6,085,802        4,834,563
                                -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....  (18,381,329)     (13,226,200)      (6,085,710)      (4,834,349)
                                -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......  826,843,685      701,786,020      191,753,071      171,530,835
Proceeds from reinvestment
  of distributions .............   13,551,919       11,318,419        5,413,729        4,559,301
Payments for shares redeemed ... (758,102,192)    (610,912,283)    (198,623,041)    (168,697,393)
                                -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets from
  capital share transactions ...   82,293,412      102,192,156       (1,456,241)       7,392,743
                                -------------    -------------    -------------    -------------

Net increase (decrease)
  in net assets ................   82,301,625      102,180,941       (1,456,149)       7,392,957

NET ASSETS
Beginning of period ............  558,174,501      455,993,560      179,984,579      172,591,622
                                -------------    -------------    -------------    -------------
End of period ..................$ 640,476,126    $ 558,174,501    $ 178,528,430    $ 179,984,579
                                =============    =============    =============    =============

Undistributed net
  investment income ............$     275,802    $     300,416    $     122,436    $     122,436
                                =============    =============    =============    =============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ...........................  826,843,685      701,786,020      191,753,071      171,530,835
Issued in reinvestment
  of distributions .............   13,551,919       11,318,419        5,413,729        4,559,301
Redeemed ....................... (758,102,192)    (610,912,283)    (198,623,041)    (168,697,393)
                                -------------    -------------    -------------    -------------
Net increase (decrease) ........   82,293,412      102,192,156       (1,456,241)       7,392,743
                                =============    =============    =============    =============


18      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. California Tax-Free Money Market Fund (Tax-Free Money Market) and California Municipal Money Market Fund (Municipal Money Market) (the funds) are two of the seven funds issued by the trust. Tax-Free Money Market is diversified and Municipal Money Market is non-diversified under the 1940 Act. The funds seek income that is exempt from federal and California income taxes. Tax-Free Money Market and Municipal Money Market seek to obtain as high a level of interest income as is consistent with prudent investment management and conservation of shareholders' capital. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and credited daily and distributed monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions. For the year ended August 31, 2000, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal and California state income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At August 31, 2000, accumulated net realized capital loss carryovers for Tax-Free Money Market of $278,807 (expiring in 2004 through 2008) and for Municipal Money Market of $158,356 (expiring in 2003 through 2006) may be used to offset future taxable gains.

    Municipal Money Market has elected to treat $609 of net capital losses incurred in the ten month period ended August 31, 2000 as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended August 31, 2000, the effective annual management fee for both funds was 0.49%.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the trust.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.


                                                www.americancentury.com      19


California Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                         2000            1999            1998            1997            1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                    -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income .........          0.03            0.03            0.03            0.03            0.03
                                    -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ....         (0.03)          (0.03)          (0.03)          (0.03)          (0.03)
                                    -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ..   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                    ===========     ===========     ===========     ===========     ===========
  Total Return(1) ...............          3.11%           2.62%           3.12%           3.17%           3.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........          0.49%           0.50%           0.50%           0.49%           0.49%
Ratio of Net Investment Income
  to Average Net Assets .........          3.07%           2.59%           3.07%           3.10%           3.12%
Net Assets, End of Period
  (in thousands) ................   $   640,476     $   558,175     $   455,994     $   417,784     $   425,846

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


20      1-800-345-2021                        See Notes to Financial Statements


California Municipal Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                         2000            1999            1998            1997            1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                    -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income .........          0.03            0.03            0.03            0.03            0.03
                                    -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ....         (0.03)          (0.03)          (0.03)          (0.03)          (0.03)
                                    -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ..   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                    ===========     ===========     ===========     ===========     ===========
  Total Return(1) ...............          3.19%           2.76%           3.20%           3.15%           3.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........          0.49%           0.50%           0.50%           0.52%           0.53%
Ratio of Net Investment Income
  to Average Net Assets .........          3.13%           2.73%           3.16%           3.10%           3.20%
Net Assets, End of Period
  (in thousands) ................   $   178,528     $   179,985     $   172,592     $   170,477     $   196,520

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      21


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Tax-Free Money Market Fund and the California Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Money Market Fund and the California Municipal Money Market Fund (the "Funds") at August 31, 2000, and the results of their operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended August 31, 1997, were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
October 13, 2000


22      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA TAX-FREE MONEY MARKET and CALIFORNIA MUNICIPAL MONEY MARKET seek to provide interest income exempt from both federal and California state income taxes while maintaining a stable share price. The funds invest in high-quality California municipal money market securities.

     An investment in these funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS category invest in high-quality California municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
       TODD PARDULA

MUNICIPAL CREDIT  RESEARCH TEAM
  Manager
       STEVEN PERMUT
  Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


                                                www.americancentury.com      23


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 20-21.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* 7-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's 7-Day Current Yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER -- instruments with income subject to the federal alternative minimum tax.

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES -- municipal securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE NOTES -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


24      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      25


Notes
--------------------------------------------------------------------------------


26      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      27


Notes
--------------------------------------------------------------------------------


28      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities               Technology             International Discovery
Giftrust(reg.tm)                Life Sciences          International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0010                                 American Century Investment Services, Inc.
SH-ANN-22406                      (c)2000 American Century Services Corporation

August 31, 2000

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

California High-Yield Municipal
California Insured Tax-Free


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for you--on a goal by goal basis. Fund Advisor helps you:

Get organized.

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track to meet your personal financial goals.

Get direction.

   Receive recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds.

Gain confidence.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and your goals. It will analyze your investments and offer impartial recommendations to help you get on track.

   To review Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you might want to have available:

   * Your latest tax return

   * Your most recent investment account statements

   * Printouts from any software you use to track your personal finances

   To learn more about this new tool and how it can help you better manage your financial future, select the "Demo" from the Fund Advisor introduction page.

* Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

CALIFORNIA HIGH-YIELD MUNICIPAL
(BCHYX)
-----------------------------------------

CALIFORNIA INSURED TAX-FREE
(BCINX)
-----------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

   Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

   * Receive links to documents by email

   * Download select documents and file electronically to save space in your file cabinets

   * Read documents at your convenience

   To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. LOG IN AND TAKE CONTROL TODAY!


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     We're proud to report that our California High-Yield Municipal and California Insured Tax-Free funds provided better-than-average returns during the fiscal year ended August 31, 2000 (see pages 5 and 13). Municipal bonds performed relatively well thanks to increased demand from an unlikely source--California's newly minted dot-com millionaires, who sought to preserve some of their newfound wealth in tax-free investments. The investment professionals on our California municipal team review fund performance and the 12 months in more detail beginning on page 3.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., which became a substantial minority shareholder in American Century Companies, Inc. in 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to divide the chairman of the board position between the two of us and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue other worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, he'll continue to serve on the investment teams for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.


Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Municipal Credit Review ................................................    4
CALIFORNIA HIGH-YIELD MUNICIPAL
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Yields .................................................................    6
   Portfolio at a Glance ..................................................    6
   Top Five Sectors .......................................................    7
   Schedule of Investments ................................................    8
CALIFORNIA INSURED TAX-FREE
   Performance Information ................................................   13
   Management Q&A .........................................................   14
   Yields .................................................................   14
   Portfolio at a Glance ..................................................   14
   Top Five Sectors .......................................................   15
   Schedule of Investments ................................................   16
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   19
   Statement of Operations ................................................   20
   Statement of Changes
      in Net Assets .......................................................   21
   Notes to Financial
      Statements ..........................................................   22
   Financial Highlights ...................................................   24
   Report of Independent
      Accountants .........................................................   26
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   27
      Comparative Indices .................................................   27
      Lipper Rankings .....................................................   27
      Investment Team
         Leaders ..........................................................   27
      Credit Rating
         Guidelines .......................................................   27
   Glossary ...............................................................   28


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The fiscal year ended August 31, 2000, saw California municipal bonds produce solid returns.

* The year was a tale of two halves--interest rates rose in late 1999 and early 2000, limiting performance. But interest rates reversed course in recent months, leading to much better returns.

* Supply and demand factors worked in favor of California bonds. A healthy state economy meant municipalities had less need to borrow, while California investors found themselves wealthier and in need of the tax advantages offered by municipal bonds.

CREDIT REVIEW

* Strong and sustained economic growth helped improve California's financial health and the fiscal well-being of its municipalities.

* Municipal credit rating agencies rewarded the state and certain of its agencies with a credit rating upgrade as a result of improved financial conditions.

* The state's robust economy meant its tax- and revenue-backed bonds performed well.

* About the only sector that lagged was health care. Declining receipts and increased costs squeezed health facilities.

CALIFORNIA HIGH-YIELD MUNICIPAL

* Below-average expenses and an above-average yield helped this fund outperform the median return of its Lipper peer group (see page 5).

* Valuable input from our credit research team steered the fund away from bonds that experienced downgrades, and supported the decision to underweight health care bonds, a troubled sector.

* Swapping out of lower-coupon bonds and adding insured bonds also boosted fund performance.

* A resilient state economy and favorable supply and demand fundamentals should provide support for California high-yield bonds through the end of the year.

CALIFORNIA INSURED TAX-FREE

* The portfolio performed well, producing better returns and more state and federal tax-free income than the average of the funds in its Lipper group (see page 13).

* The two biggest reasons for our outperformance were our below-average expenses and the way we structured the coupons of the bonds in the portfolio.

* Municipal bond insurers remained in outstanding financial condition, which was key to maintaining the high credit quality of the fund.

* We're generally positive on municipal bonds going forward. We think the Federal Reserve has successfully slowed the economy and kept inflation in check.

[left margin]

        CALIFORNIA HIGH-YIELD MUNICIPAL
                    (BCHYX)
    TOTAL RETURNS:            AS OF 8/31/00
       6 Months                       8.76%*
       1 Year                         6.70%
    30-DAY SEC YIELD:                 5.26%
    INCEPTION DATE:                12/30/86
    NET ASSETS:              $318.2 million

          CALIFORNIA  INSURED TAX-FREE
                    (BCINX)
    TOTAL RETURNS:            AS OF 8/31/00
       6 Months                       8.00%*
       1 Year                         7.90%
    30-DAY SEC YIELD:                 4.50%
    INCEPTION DATE:                12/30/86
    NET ASSETS:              $198.7 million

* Not annualized.

See Total Returns on pages 5 and 13.
Investment terms are defined in the Glossary on pages 28-29.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

MUNICIPAL BONDS REBOUND

     After suffering disappointing returns during the last four months of 1999 and the first month of 2000, municipal bonds rallied, particularly from mid-May through the end of August 2000. As a result, California municipal bond returns finished near long-term historical averages in the fiscal year ended August 31, 2000.

     The fiscal year for our California municipal funds began during a period when the markets were concerned with strong economic growth and the possibility of higher inflation. The Federal Reserve raised short-term interest rates in November for the third time in five months to rein in the economy.

     Even though the Fed continued to raise rates through May 2000, municipal bond prices began rising in May in anticipation that the Fed might end its rate-raising campaign. Some economic reports indicated that pockets of the economy were beginning to slow and inflationary pressures were fading.

LESS SUPPLY, MORE DEMAND

     The municipal market's rebound was aided by favorable supply and demand. On the supply side, refinancing of old debt was subdued as interest rates rose, diminishing the financial rewards for refinancing. Furthermore, many issuers had already reached the legal limit on the number of times they were allowed to refinance. Finally, the strong economy bolstered the financial stability of many municipal issuers, reducing their borrowing needs.

     On the demand side, stock market volatility prompted many newly affluent individuals in high tax brackets to rebalance their portfolios and buy municipal bonds. The highest tax-equivalent yields in years also attracted investors. For an investor in the highest combined federal and California tax bracket, a 30-year AAA-rated California municipal bond offered a tax-equivalent yield of over 10% last spring.

HIGH-YIELD BONDS LAG

     Lower-rated and non-rated bonds, which make up the high-yield sector, lagged investment-grade municipal bonds (those rated BBB or higher). High-yield bonds, which suffered from heavy tax-loss selling in late 1999 and early 2000, rallied with the rest of the municipal market during the second and third quarters of 2000, but continued to lag investment-grade bonds. That's because high-yield bonds are less sensitive to interest rate changes (their durations are lower) due to their higher interest coupons. As a result, high-yield bond prices typically decline less than those of investment-grade bonds when rates rise but gain less when rates fall, as they did at the end of the period.

[right margin]

"THE MUNICIPAL MARKET'S REBOUND WAS AIDED BY FAVORABLE SUPPLY AND DEMAND."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED AUGUST 31, 2000
   LEHMAN THREE-YEAR
      MUNICIPAL INDEX            4.72%
   LEHMAN FIVE-YEAR GENERAL
      OBLIGATION INDEX           5.33%
   LEHMAN LONG-TERM
      MUNICIPAL INDEX            7.34%

Source: Lipper Inc., Russell/Mellon Analytical

[line graph - data below]

"TWISTING" MUNICIPAL YIELD CURVE

YEARS TO
MATURITY       8/31/00       2/28/00       8/31/99
1               4.28%         4.19%         3.59%
2               4.35%         4.55%         3.94%
3               4.39%         4.73%         4.15%
4               4.43%         4.85%         4.27%
5               4.47%         4.94%         4.39%
6               4.52%         5.00%         4.49%
7               4.56%         5.06%         4.59%
8               4.62%         5.11%         4.69%
9               4.68%         5.16%         4.79%
10              4.74%         5.21%         4.89%
11              4.82%         5.27%         4.97%
12              4.90%         5.34%         5.05%
13              4.98%         5.40%         5.13%
14              5.07%         5.46%         5.20%
15              5.15%         5.53%         5.27%
16              5.20%         5.59%         5.31%
17              5.25%         5.64%         5.35%
18              5.30%         5.70%         5.39%
19              5.35%         5.75%         5.43%
20              5.40%         5.81%         5.47%
21              5.41%         5.82%         5.47%
22              5.42%         5.83%         5.48%
23              5.43%         5.84%         5.48%
24              5.44%         5.85%         5.49%
25              5.44%         5.85%         5.50%
26              5.45%         5.85%         5.50%
27              5.45%         5.86%         5.51%
28              5.46%         5.86%         5.51%
29              5.46%         5.87%         5.52%
30              5.47%         5.87%         5.52%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


California Municipal Credit Review
--------------------------------------------------------------------------------

     An expanding economy bolstered California's municipal credit strength during the year ended August 31, 2000. The state continued to outpace the nation as whole in terms of personal income gains, employment growth, and overall economic activity.

SECTOR ANALYSIS

     Tax-backed bonds were among the primary beneficiaries of California's ongoing economic strength. Brisk consumer spending lifted sales taxes, while robust real estate activity boosted property tax collections. Income tax collections also rose substantially as income levels climbed and key employment measures grew faster than the national average. Furthermore, the state enjoyed dramatic revenue growth from increased capital gains tax collections.

     Credit trends were also favorable among bonds backed by revenue from specific municipal projects or entities. The healthy economy helped maintain strong revenue trends for the water and sewer, transportation, and housing sectors. Even public power companies enjoyed better conditions. Higher rates and increased customer usage offset the pressures of increased competition for utilities.

     About the only weak sector was health care. Reduced federal spending on Medicare and other programs mandated by the Balanced Budget Act of 1997 continued to affect the revenues of health care facilities. The strict vigilance of cost-conscious health insurers (particularly HMOs), combined with higher drug and wage expenses, also squeezed the earnings of health facilities. Worse-than-expected operating results caused several downgrades of health care entities.

CALIFORNIA IS UPGRADED

     In recognition of California's robust economy and its "increased fiscal conservatism," two major municipal bond rating agencies recently upgraded the credit rating of the state and some of its issuing agencies. California also was applauded for increasing its cash and budget reserves to record levels and for matching expenditures with cash inflows. With the new, higher credit rating, the state's borrowing costs should be reduced, further boosting California's fiscal health.

THE INTERNET AND SALES TAXES

     The rise of Internet sales--which are not taxed by municipal issuers--has raised questions about lost tax receipts and their impact on municipal bond credit quality. While we are watching developments closely--including recent efforts by legislators to levy Internet sales taxes--our view is that even if e-commerce spending increases 10-fold over the next few years, it will represent only about 10% of total retail transactions. At that level, we don't believe e-commerce represents a major threat to the tax bases of most states and municipalities, including California.

[left margin]

"TWO MAJOR MUNICIPAL BOND RATING AGENCIES UPGRADED CALIFORNIA'S CREDIT RATING."

CALIFORNIA'S IMPROVING FINANCIAL HEALTH
(FISCAL YEAR GENERAL FUND BALANCE, IN $ MILLIONS)

1994           $(1,633)
1995           $(2,556)
1996           $(1,110)
1997           $(1,330)
1998           $   931
1999           $ 1,608
2000           $ 5,677

Source: State of California, Office of the State Controller


4      1-800-345-2021


California High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2000

            CALIFORNIA
            HIGH-YIELD   LEHMAN LONG-TERM   CALIFORNIA MUNICIPAL DEBT FUNDS(2)
             MUNICIPAL    MUNICIPAL INDEX    AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)    8.76%          9.56%             8.00%               --
1 YEAR         6.70%          7.34%             6.47%          61 OUT OF 109
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        5.37%          5.09%             4.35%           6 OUT OF 98
5 YEARS        6.92%          6.65%             5.54%           1 OUT OF 85
10 YEARS       7.56%          8.05%             6.83%           3 OUT OF 40

The fund's inception date was 12/30/86.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 27-28 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 8/31/00
California High-Yield Municipal     $20,729
Lehman Long-Term Municipal Index    $21,688

                   California         Lehman Long-Term
               High-Yield Municipal    Municipal Index
DATE                  VALUE                 VALUE
8/31/1990            $10,000               $10,000
8/31/1991            $11,074               $11,347
8/31/1992            $12,194               $12,776
8/31/1993            $13,731               $14,661
8/31/1994            $13,851               $14,361
8/31/1995            $14,833               $15,715
8/31/1996            $16,022               $16,796
8/31/1997            $17,722               $18,684
8/31/1998            $19,379               $20,648
8/31/1999            $19,430               $20,205
8/31/2000            $20,729               $21,688

$10,000 investment made 8/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

                   California         Lehman Long-Term
             High-Yield Municipal     Municipal Index
DATE                 RETURN               RETURN
8/31/1991            10.75%               13.47%
8/31/1992            10.11%               12.60%
8/31/1993            12.61%               14.76%
8/31/1994             0.87%               -2.05%
8/31/1995             7.09%                9.43%
8/31/1996             8.02%                6.88%
8/31/1997            10.61%               11.26%
8/31/1998             9.35%               10.51%
8/31/1999             0.26%               -2.14%
8/31/2000             6.70%                7.34%


                                                www.americancentury.com      5


California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Steven Permut]

     An interview with Steven Permut, a portfolio manager on the California High-Yield Municipal fund investment team.

HOW DID CALIFORNIA HIGH-YIELD MUNICIPAL PERFORM DURING THE YEAR ENDED AUGUST 31, 2000?

     The fund continued to outpace its peers, returning 6.70% compared with the 6.47% average total return of the 109 "California Municipal Debt Funds" tracked by Lipper Inc.

     The fund's below-average expenses and higher yield aided this outperformance. For the year ended August 31, 2000, the fund's expense ratio was 0.54%, compared with the 1.07% average for its Lipper group. All else being equal, lower expenses mean higher yields and returns. The fund's 30-day SEC yield as of August 31, 2000, was 5.26%, compared with the 4.34% average yield of the Lipper peer group.

WHAT OTHER FACTORS HELPED THE FUND OUTPACE ITS PEER GROUP AVERAGE DURING THE PAST 12 MONTHS?

     While the past year generally produced stable or improving credit conditions for most municipal issuers, it also had its share of defaults and downgrades. However, our credit team's extensive research and comprehensive surveillance successfully steered us away from bonds that experienced downgrades and devaluation.

     The team's analysis also prompted us to underweight health care bonds, which performed poorly. Health care facilities continued to face a host of challenges that have become all too familiar. Among those hurdles were reimbursement cutbacks, intensifying competition, and financial shortfalls for some high-profile hospitals across the nation. The punishment was fairly indiscriminate--even bonds issued by well-managed, financially-sound health care organizations declined in value.

     In choosing health care bonds for the fund, we emphasized providers that are less dependent on federal payments, are led by strong management teams, and have a proven track record of good financial results. We also look for providers located in service areas with little or no competition.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE YEAR?

     We continued to swap bonds issued when interest rates and bond coupons were lower for comparable bonds with coupons at current interest rates. For example, we sold some bonds with coupons in the 5% range and replaced them with bonds in the 6% to 7% range.

     One area that presented us with attractive opportunities to make these exchanges was land-secured bonds, which typically are used to finance real estate development. Demand for housing across California remained strong and, in some pockets, dramatically outstripped available supply.

[left margin]

"OUR CREDIT TEAM'S EXTENSIVE RESEARCH AND COMPREHENSIVE SURVEILLANCE SUCCESSFULLY STEERED US AWAY FROM BONDS THAT EXPERIENCED DOWNGRADES."

YIELDS AS OF AUGUST 31, 2000
30-DAY SEC YIELD               5.26%
30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET          8.06%
   37.42% TAX BRACKET          8.40%
   41.95% TAX BRACKET          9.05%
   45.22% TAX BRACKET          9.60%

PORTFOLIO AT A GLANCE
                         8/31/00       8/31/99
NUMBER OF SECURITIES       145           155
WEIGHTED AVERAGE
   MATURITY              19.6 YRS      19.3 YRS
AVERAGE DURATION          8.1 YRS       7.7 YRS
EXPENSE RATIO              0.54%         0.54%

Investment terms are defined in the Glossary on pages 28-29.


6      1-800-345-2021


California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTINGLY, YOU ALSO ADDED AAA INSURED BONDS. WHAT ROLE DID THEY PLAY?

     At the end of August 2000, about 22% of the fund was invested in insured bonds. Insured bonds (bonds that are insured as to timely payment of interest and repayment of principal) served two important functions for us.

     First, with municipal yields falling since mid-May, we wanted more interest rate sensitivity. Insured bonds are much more sensitive to interest rate changes than non-rated bonds. Our expanded insured holdings helped the fund participate more fully in the recent municipal bond market rally.

     Second, insured bonds tend to be more liquid, or easily traded, than non-rated bonds. The insureds provided us with more flexibility to buy and sell as we saw market opportunities arise.

SO YOU ADDED INSURED BONDS INSTEAD OF CHANGING THE FUND'S DURATION (A MEASURE OF INTEREST RATE SENSITIVITY) SIGNIFICANTLY?

     That's basically correct. We tend to avoid making large duration bets on the direction of interest rates. In keeping with our investment approach, we kept our duration within 10% of that of the fund's peer group.

WHAT'S YOUR OUTLOOK FOR THE CALIFORNIA HIGH-YIELD MUNICIPAL MARKET?

     The supply/demand environment improved significantly during the summer, a trend that we think is likely to continue through year end. Given the relatively high interest rates issuers currently have to reckon with, even after the recent rally, we think they will hold off on issuing a lot of new bonds.

     At the same time, demand has begun to firm in response to recent volatility among technology stocks. To the extent that the nervousness over stocks continues and investors continue to seek out the high levels of tax-free income that high-yield municipals currently offer, the California high-yield municipal bond market could benefit. For an investor in the highest combined federal and California tax bracket, a 30-year high-yield California municipal bond yielding 8% offers a tax-equivalent yield of almost 15%.

     Another reason for optimism is that the underlying economic and financial fundamentals of the bonds we hold remain strong. We think that trend will remain in place unless the economy slows dramatically over the near term. Given the demonstrated strength of the U.S. economy, we don't believe that's likely to happen.

WITH THAT BACKDROP IN MIND, WHAT ARE YOUR PLANS FOR THE FUND?

     We plan to keep California High-Yield Municipal's duration neutral, rather than making a bet on the direction of interest rates. Instead, we'll focus primarily on the strategy that has led to our long-term success--adding long-term value through our security selection process and our ongoing credit analysis, while at the same time providing very competitive levels of federal and state tax-free income.

     As always, our credit research team will thoroughly analyze our choices to ensure that we pick bonds with a compelling balance of good long-term credit fundamentals and appealing yields, and will continue to evaluate those selections regularly to make sure their financial strength holds up.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                  % OF FUND INVESTMENTS
                 AS OF             AS OF
                8/31/00           2/29/00
AAA               22%               18%
AA                 8%                8%
A                  8%               10%
BBB                4%                4%
UNRATED           58%               60%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 27 for more information.

TOP FIVE SECTORS (AS OF 8/31/00)
                          % OF FUND INVESTMENTS
LAND BASED                          27%
COPS/LEASES                         11%
HOUSING REVENUE                      9%
PREREFUNDED/ETM                      7%
TAX ALLOCATION REVENUE               7%

TOP FIVE SECTORS (AS OF 2/29/00)
                          % OF FUND INVESTMENTS
LAND BASED                          33%
COPS/LEASES                          9%
PREREFUNDED/ETM                      9%
TAX ALLOCATION REVENUE               9%
HOUSING REVENUE                      8%

Investment terms are defined in the Glossary on pages 28-29.


                                                www.americancentury.com      7


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 99.7%
               $1,000,000  ABC Unified School District GO,
                              Series 2000 B, 6.14%, 8/1/21
                              (FGIC)(1)                             $    318,530
                2,000,000  Alameda Public Financing Auth.
                            Local Agency Rev., Series
                              1996 A, (Community Facility
                              District No. 1), 7.00%, 8/1/19           2,165,460
                2,780,000  Alisal Unified School District,
                              Series 2000 A, 6.38%, 5/1/25
                              (FGIC)(1)                                  694,138
                1,000,000  Anaheim Public Financing Auth.
                              Lease Rev., Series 1997 A,
                              (Public Improvements Project),
                              5.00%, 9/1/27 (FSA)                        944,180
                1,000,000  Anaheim Public Financing Auth.
                              Lease Rev., (Electric Systems
                              District Facilities), 5.00%,
                              10/1/23 (MBIA)                             954,510
                1,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Eskaton Gold River Lodge),
                              6.375%, 11/15/15 (Acquired
                              8/13/99, Cost $983,530)(2)                 926,100
                3,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Eskaton Gold River Lodge),
                              6.375%, 11/15/28 (Acquired
                              8/13/99, Cost $2,878,260)(2)             2,676,270
                3,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Rhoda Haas Goldman Plaza),
                              5.125%, 5/15/23 (California
                              Mortgage Insurance)                      2,856,750
                1,000,000  Bellevue Unified School District
                              GO, 6.30%, 8/1/24 (FGIC)(1)                261,660
                1,190,000  Berryessa Unified School District
                            GO, Series 2000 A, 6.18%,
                              8/1/21 (FSA)(1)                            379,051
                1,220,000  Berryessa Unified School District
                            GO, Series 2000 A, 6.05%,
                              8/1/22 (FSA)(1)                            365,573
                1,000,000  Berryessa Unified School District
                            GO, Series 2000 A, 6.06%,
                              8/1/23 (FSA)(1)                            281,730
                  700,000  Bishop, Escalon & Lemoore Cities
                              COP, Series 1991 A, 7.70%,
                              5/1/11                                     717,248
                1,000,000  Cabrillo Unified School District
                            GO, Series 1996 A, 5.95%,
                              8/1/17 (AMBAC)(1)                          409,030
                2,000,000  Cabrillo Unified School District
                            GO, Series 1996 A, 5.95%,
                              8/1/18 (AMBAC)(1)                          766,520
                3,700,000  Cabrillo Unified School District
                            GO, Series 1996 A, 6.00%,
                              8/1/21 (AMBAC)(1)                        1,178,561

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,815,000  Calaveras Unified School District
                              GO, 5.89%, 8/1/23 (FSA)(1)            $    507,928
                1,880,000  Calaveras Unified School District
                              GO, 5.90%, 8/1/24 (FSA)(1)                 496,527
                1,950,000  Calaveras Unified School District
                              GO, 5.91%, 8/1/25 (FSA)(1)                 484,770
                2,330,000  California Educational Facilities
                            Auth. Rev., (Santa Clara
                              University), 5.25%, 9/1/26               2,302,320
                1,000,000  California Educational Facilities
                              Auth. Rev., Series 1993 B,
                              (Pooled College & University
                              Financing), 6.125%, 6/1/09               1,051,620
                3,495,000  California Educational Facilities
                              Auth. Rev., Series 2000 B,
                              (Pooled College & University),
                              6.75%, 6/1/30                            3,694,355
                4,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/12 (AMBAC)(1)                2,214,120
                3,500,000  California Housing Finance
                              Agency Multi-Unit Rental
                              Housing Rev., Series 1992 C,
                              6.875%, 8/1/24                           3,618,790
                4,410,000  California Mobilehome Park
                              Financing Auth. Rev., Series
                              2000 B, (Union City Tropics),
                              7.30%, 8/15/35                           4,349,451
                  400,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 A, (Pooled
                              Project), 8.50%, 3/1/18                    405,148
                2,000,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                      2,082,360
                7,000,000  California Public Works Board
                              Lease Rev., Series 1998 A,
                              (California Community
                              Colleges), 5.25%, 12/1/14                7,237,789
                3,750,000  California Rural Home Mortgage
                              Financing Auth. Single Family
                              Mortgage Rev., Series 1999 A,
                              6.55%, 6/1/30 (GNMA/FNMA)                3,962,513
                1,535,000  California State and Local
                              Government Financing Auth.
                              Rev., Series 1997 B, (Marin
                              Valley Mobile Country), 7.50%,
                              10/1/24 (Acquired 3/13/97,
                              Cost $1,535,000)(2)                      1,588,940
                3,665,000  California State GO, 6.75%,
                              9/1/09(1)                                2,443,602
                3,250,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              (Sonoma County Indian Health),
                             6.40%, 9/1/29 (Acquired
                              7/20/99, Cost $3,207,035)(2)             2,955,355
                2,850,000  California Statewide Communities
                              Development Auth. Rev. COP,
                            (St. Joseph Health System
                              Obligation Group), 5.25%,
                              7/1/11                                   2,970,384


8      1-800-345-2021                        See Notes to Financial Statements


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,000,000  California Statewide Communities
                              Development Auth. Rev. COP,
                            (Windward School), 6.90%,
                              9/1/23                                $  2,033,740
                9,330,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              Series 1999 A, (Windsor
                              Terrace Healthcare), 7.875%,
                              10/1/29 (Acquired 10/26/99,
                              Cost $9,330,000)(2)                      9,429,923
                1,000,000  California Statewide Communities
                              Development Auth. Rev. COP,
                             Series 1998 A, (Student
                              Residence), 5.00%, 6/1/20
                              (MBIA)                                     970,010
                1,075,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.00%, 8/1/23 (MBIA)(1)                    302,183
                1,075,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.00%, 8/1/24 (MBIA)(1)                    285,241
                1,085,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.05%, 8/1/25 (MBIA)(1)                    271,044
                1,085,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.05%, 8/1/26 (MBIA)(1)                    256,364
                1,975,000  Center Unified School District
                            GO, Series 2000 C, 5.80%,
                              9/1/21 (MBIA)(1)                           626,233
                8,000,000  Chula Vista Special Tax Rev.,
                              (Community Facilities District
                              No. 99-1), 7.625%, 9/1/29                8,674,879
                   95,000  Clayton Improvement Bond Act
                              1915 Special Assessment,
                              (Oakhurst Assessment District),
                              8.00%, 9/2/14                               98,875
                   25,000  Clayton Improvement Bond Act
                            1915 Special Assessment,
                              Series 1988 A, (Oakhurst
                              Assessment District), 8.40%,
                              9/2/10                                      26,117
                4,415,000  Colton Public Financing Auth.
                              Rev., (Electric System), 7.50%,
                             10/1/03, Prerefunded at
                              101% of Par(3)                           4,851,379
                  275,000  Contra Costa County Public
                              Financing Auth. Tax Allocation
                              Rev, Series 1992 A, 7.10%,
                              8/1/22                                     285,865
                2,450,000  Contra Costa County Public
                              Financing Lease Rev., Series
                              1999 A, (Various Capital
                              Facilities), 5.00%, 6/1/28
                              (MBIA)                                   2,304,666
                  650,000  Corcoran COP, 8.75%, 6/1/16
                             (Acquired 4/28/92, Cost
                              $650,000)(2)                               748,839
                2,050,000  Corona-norco Unified School
                              District GO, Series 2000 B,
                              6.03%, 9/1/22 (FSA)(1)                     611,474

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Davis Community Facility District
                              No. 1991-2 Special Tax Rev.,
                              Series 1992 B, 7.80%, 9/3/02,
                              Prerefunded at 103% of Par(3)         $  1,100,210
                1,750,000  Del Mar Race Track Auth. Rev.,
                              6.20%, 8/15/11                           1,804,495
                1,010,000  Dixie Elementary School District
                              GO, 5.94%, 8/1/24 (FSA)(1)                 268,620
                1,035,000  Dixie Elementary School District
                              GO, 5.94%, 8/1/25 (FSA)(1)                 259,174
                1,150,000  Duarte Unified School District
                            GO, Series 1999 B, 6.08%,
                              11/1/23 (FSA)(1)                           319,539
                2,500,000  East Bay Municipal Utility District
                              Wastewater Treatment System
                              Rev, 5.00%, 6/1/26 (FGIC)                2,356,600
                4,480,000  El Dorado County Special Tax
                              Rev., (Community Facilities
                              District No. 1992-1), 5.60%,
                              9/1/09                                   4,673,894
                3,400,000  Fairfield Redevelopment Agency
                              Tax Allocation Rev., 5.00%,
                              8/1/04                                   3,422,066
                2,000,000  Florin Resource Conservation
                              District COP, Series 1999 A,
                            (Elk Grove Water Works),
                              6.65%, 9/1/19                            2,085,420
                4,225,000  Florin Resource Conservation
                              District COP, Series 1999 A,
                            (Elk Grove Water Works),
                              6.75%, 3/1/29                            4,399,788
                4,000,000  Folsom Public Financing Auth.
                              Rev., Series 1997 A, 6.875%,
                              9/2/19                                   4,135,160
                4,250,000  Folsom Special Tax Rev.,
                              (Community Facilities District
                              No. 10), 7.00%, 9/1/24                   4,512,990
                2,495,000  Folsom Special Tax Rev.,
                              (Community Facilities District
                              No. 7), 5.75%, 9/1/14                    2,500,040
                1,500,000  Folsom Special Tax Rev.,
                              (Community Facilities District
                              No. 7), 7.25%, 9/1/21                    1,596,930
                2,500,000  Fontana Redevelopment Agency
                              Tax Allocation Rev., Series
                              1994 B, (Jurupa Hills), 7.70%,
                              1/1/05, Prerefunded at 102%
                              of Par(3)                                2,885,475
                  940,000  Foothill-De Anza Community
                              College District COP, (Campus
                              Center), 7.35%, 9/1/03,
                              Prerefunded at 100% of Par(3)            1,003,582
                2,500,000  Foster City Redevelopment
                              Agency Tax Allocation Rev.,
                              (Metro Center), 6.75%, 9/1/20            2,677,100
                1,185,000  Gateway Improvement Auth. Rev.,
                              Series 1995 A, (Marin City
                              Community Facility), 7.75%,
                              9/1/05, Prerefunded at 102%
                              of Par(3)                                1,399,580
                1,600,000  Glendale Electric Works Rev.,
                              5.875%, 2/1/21 (MBIA)                    1,690,560


See Notes to Financial Statements                www.americancentury.com      9


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,630,000  Glendale Unified School District
                            GO, Series 1999 C, 6.00%,
                              9/1/22 (FSA)                          $  2,810,444
                3,745,000  Hawaiian Gardens COP, Series
                              2000 A, 8.00%, 6/1/23                    3,764,362
                2,000,000  Industry Urban Redevelopment
                              Agency Tax Allocation Rev.,
                              (Project 3), 6.90%, 11/1/16              2,104,800
                1,000,000  Laguna Salada Union School
                              District GO, Series 2000 C,
                              6.12%, 8/1/29 (FGIC)(1)                    195,490
                4,250,000  Lake Elsinore School Financing
                              Auth. Rev., (Horsethief Canyon),
                              5.625%, 9/1/16                           4,127,898
                1,000,000  Lake Elsinore Unified School
                              District Community Facilities
                              Special Tax Rev., (No. 88-1),
                              8.25%, 9/1/01, Prerefunded at
                              102% of Par(3)                           1,061,090
                2,000,000  Los Angeles Community Facilities
                              District Special Tax Rev.,
                            (Cascades Business Park),
                              6.40%, 9/1/22                            2,045,400
                9,110,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1998 A,
                              (Proposition C), 5.00%, 7/1/23
                              (AMBAC)                                  8,697,680
                   50,000  Los Angeles County Single Family
                              Mortgage Rev., 9.00%,
                              12/1/20 (GNMA)                              50,034
                1,000,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1991 B, 6.50%, 7/1/13             1,038,520
                5,000,000  Los Angeles Harbor Department
                              Rev., Series 1996 B, 5.50%,
                              8/1/08                                   5,304,800
                2,150,000  Los Angeles State Building Auth.
                              Lease Rev., Series 1993 A,
                              (State Department of General
                              Services), 5.625%, 5/1/11                2,349,176
                3,500,000  Los Angeles Wastewater System
                              Rev., Series 1998 A, 5.00%,
                              6/1/28 (FGIC)                            3,287,585
                4,950,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1997 A, 5.00%,
                              7/1/26                                   4,685,423
                3,000,000  Milpitas Improvement Bond Act
                            1915 Special Assessment,
                              Series 1996 A, (Local
                              Improvement District 18),
                              6.75%, 9/2/16                            3,200,940
                2,000,000  Novato Community Facility District
                              No. 1 Special Tax Rev., (Vintage
                              Oaks), 7.20%, 8/1/15                     2,142,280
                4,545,000  Oceanside Mobile Home Park
                              Financing Auth. Rev., (Laguna
                              Vista Mobile Estates), 5.80%,
                              3/1/28                                   4,188,763

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Orange County Community
                              Facilities District Special Tax
                              Rev., Series 1993 A,
                              (No. 87-5E), 7.30%, 8/15/02,
                              Prerefunded at 102% of Par(3)         $  1,078,290
                1,000,000  Orange County Community
                              Facilities District Special Tax
                              Rev., Series 1999 A, (No. 99-1
                              Ladera Ranch), 6.50%,
                              8/15/21                                  1,045,000
                1,000,000  Orange County Community
                              Facilities District Special Tax
                              Rev., Series 1999 A, (No. 99-1
                              Ladera Ranch), 6.70%,
                              8/15/29                                  1,053,690
                2,880,000  Palomar Pomerado Health Care
                              District COP, (Indian Health
                              Council Inc.), 6.25%, 10/1/29            2,534,170
                  965,000  Pioneer Union Elementary School
                              District GO, 7.50%, 8/1/14                 985,796
                2,900,000  Pittsburg Redevelopment Agency
                            Tax Allocation Rev., (Los
                              Medanos Community
                              Development Project), 6.20%,
                              8/1/25 (AMBAC)(1)                          724,449
                1,600,000  Placer Union High School District
                              GO, Series 2000 A, (Capital
                              Appreciation), 6.28%, 8/1/18
                              (FGIC)(1)                                  611,088
                2,640,000  Placer Union High School District
                            GO, Series 2000 A, 6.20%,
                              8/1/16 (FGIC)(1)                         1,147,291
                2,925,000  Placer Union High School District
                            GO, Series 2000 A, 6.35%,
                              8/1/21 (FGIC)(1)                           927,927
                2,100,000  Placer Union High School District
                            GO, Series 2000 A, 6.37%,
                              8/1/22 (FGIC)(1)                           626,598
                5,000,000  Pomona Improvement Bond Act
                              1915 Special Assessment, (Rio
                              Rancho Assessment District),
                              7.50%, 9/2/21                            5,202,900
                1,955,000  Poway Community Facilities
                              District Special Tax Rev.,
                              (No. 88-1, Parkway Business
                              Center), 6.75%, 8/1/15                   2,094,665
                2,000,000  Poway Redevelopment Agency
                              Tax Allocation Rev., (Paguay
                              Redevelopment), 4.75%,
                              12/15/03                                 1,995,660
                2,250,000  Rancho Mirage Joint Powers
                              Financing Auth. COP,
                              (Eisenhower Memorial
                              Hospital), 7.00%, 3/1/02,
                              Prerefunded at 102% of Par(3)            2,389,905
                1,815,000  Redondo Beach Public Financing
                              Auth. Rev., (South Bay Center
                              Redevelopment), 7.125%,
                              7/1/08                                   1,956,044
                1,000,000  Richmond Joint Powers Financing
                              Auth. Rev., Series 1995 A,
                              5.25%, 5/15/13                           1,017,350


10      1-800-345-2021                        See Notes to Financial Statements


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,700,000  Richmond Wastewater Rev.,
                              6.18%, 8/1/23 (FGIC)(1)               $    478,941
                2,905,000  Richmond Wastewater Rev.,
                              6.20%, 8/1/26 (FGIC)(1)                    688,136
                3,765,000  Riverside Unified School District
                               GO, Series 2000 A,
                              (Community Facilities District
                              No. 7), 7.00%, 5/31/30                   3,966,766
                  500,000  Roseville Special Tax Rev.,
                              (Community Facilities District
                              No. 2), 8.25%, 9/1/00,
                              Prerefunded at 102% of Par(3)              510,000
                1,625,000  Sacramento County Airport
                              System Rev., Series 1998 B,
                              5.00%, 7/1/26 (FGIC)                     1,538,144
                  635,000  Sacramento County Special Tax
                              Rev., (Community Facilities
                              District No. 1), 5.60%, 9/1/07             657,765
                  645,000  Sacramento County Special Tax
                              Rev., (Community Facilities
                              District No. 1), 5.70%, 9/1/08             672,787
                1,500,000  Sacramento County Special Tax
                              Rev., (Community Facilities
                              District No. 1), 6.30%, 9/1/21           1,536,915
                6,000,000  Sacramento Financing Auth. Rev.,
                              Series 1999 A, (Convention
                              Center Hotel), 6.25%, 1/1/30             5,811,540
                3,970,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                  3,956,343
                1,910,000  Salinas Improvement Bond Act
                            1915 Special Assessment,
                              Series A-179, (Harden Ranch
                              Assessment District 94-1),
                              6.875%, 9/2/11                           1,994,518
                3,990,000  San Diego County Improvement
                              Bond Act 1915 Special
                              Assessment, 6.25%, 9/2/12                4,122,827
                1,000,000  San Diego Special Tax Rev.,
                              Series 1995 B, (Community
                              Facilities District No. 1), 7.10%,
                              9/1/05, Prerefunded at 102%
                              of Par(3)                                1,151,940
                1,500,000  San Dieguito Public Facilities
                              Auth. Rev., Series 1998 A,
                              5.00%, 8/1/30 (AMBAC)                    1,408,215
                2,410,000  San Francisco City & County
                              Redevelopment Agency Hotel
                              Tax Rev., 5.00%, 7/1/25 (FSA)            2,283,571
                1,250,000  San Francisco City & County
                              Redevelopment Agency Lease
                              Rev., (George R. Moscone),
                              7.05%, 7/1/13(1)                           653,750
                1,780,000  San Jose Financing Auth. Rev.,
                              Series 1993 C, (Convention
                              Center), 6.30%, 9/1/09                   1,848,014
                5,000,000  San Jose Multifamily Housing
                              Rev., Series 1999 A, (Helzer
                              Courts Apartments), 6.40%,
                              12/1/41 (LOC: Union Bank of
                              California) (Acquired 6/3/99,
                              Cost $5,000,000)(2)                      4,665,500

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,580,000  San Juan Unified School District
                              GO, 5.94%, 8/1/24 (FGIC)(1)           $    417,294
                1,595,000  San Juan Unified School District
                              GO, 5.94%, 8/1/25 (FGIC)(1)                396,517
                5,000,000  San Marcos Public Facilities Auth.
                              Rev., Series 1993 A, (Civic
                              Center), 6.20%, 8/1/22                   5,028,750
                5,000,000  Santa Ana Financing Auth. Rev.,
                          Series 1998 A, (South Harbor
                              Boulevard), 5.00%, 9/1/19
                              (MBIA)                                   4,883,150
                4,284,000  Santa Clara County Multifamily
                              Housing Auth. Rev., Series
                              1999 A, (The Willows
                              Apartments), 6.40%, 6/1/30               4,024,475
                1,505,000  Santa Clara Electric Rev., Series
                              1998 A, 5.00%, 7/1/27
                              (AMBAC)                                  1,420,088
                3,820,000  Saratoga Union School District
                            GO, Series 1997 A, 5.48%,
                              9/1/22 (FGIC)(1)                         1,139,430
                2,500,000  Solano County COP, (Capital
                              Improvement Program), 5.00%,
                              11/15/19 (AMBAC)                         2,441,000
                1,615,000  South San Francisco
                              Redevelopment Agency Tax
                              Allocation Rev., 7.60%, 9/1/02,
                              Prerefunded at 102% of Par(3)            1,755,699
                  270,000  Southern California Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1991 A,
                              7.35%, 9/1/24 (GNMA/FNMA)                  276,704
                  500,000  Southern California Public Power
                              Auth. Rev., (Pooled Project),
                              6.75%, 7/1/10 (FSA)                        594,480
                2,400,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/14 (MBIA)(1)                  1,194,984
                1,250,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/15 (MBIA)(1)                    583,300
                7,000,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 5.80%, 9/1/14                    7,087,010
                2,935,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 6.00%, 9/1/24                    2,933,151
               12,500,000  Sunnyvale Rev. Anticipation
                              Notes, (Community Facilities
                              District No. 1), 6.75%, 8/1/02          12,636,375
                1,770,000  Tehama Community COP, (Social
                              Services Building), 7.00%,
                             10/3/05, Prerefunded at
                              102% of Par(3)                           2,034,296
                2,175,000  Tracy Operating Partnership
                              Joint Powers Auth. Rev., (Jr.
                              Lien Assessment District 87-3),
                              6.375%, 9/2/11                           2,229,571
                2,000,000  Tustin Unified School District GO,
                              (Community Facilities District
                              No. 97-1), 6.375%, 9/1/35                2,020,020


See Notes to Financial Statements               www.americancentury.com      11


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $5,000,000  Vallejo Hiddenbrooke
                              Improvement District No. 1
                              Rev., 6.50%, 9/1/31                   $  5,005,500
                1,645,000  Vallejo Multifamily Housing Rev.,
                              Series 1998 B, (Solano
                              Affordable Housing), 8.25%,
                              4/1/39 (Acquired 10/21/98,
                              Cost $1,598,134)(2)                      1,663,227
                2,000,000  West Contra Costa Unified
                              School District COP, 7.125%,
                              1/1/24                                   2,113,540
                3,235,000  West Sacramento Special Tax
                              Rev., (Community Facilities
                              District No. 10), 6.75%, 9/1/26          3,369,544

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,895,000  Yuba City Unified School District
                              GO, 6.05%, 9/1/24 (FGIC)(1)           $    766,392
                1,500,000  Yuba City Unified School District
                              GO, 6.05%, 3/1/25 (FGIC)(1)                384,420
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           313,919,435
                                                                    ------------
   (Cost $304,001,000)

SHORT-TERM MUNICIPAL SECURITIES -- 0.3%
                1,000,000  Orange County Sanitation
                              Districts COP, Series 2000 B,
                              VRDN, 3.60%, 9/1/00                      1,000,000
                                                                    ------------
   (Cost $1,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $314,919,435
                                                                    ============
   (Cost $305,001,000)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 2000.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2000, was $24,654,154 which represented 7.7% of net assets.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.


12      1-800-345-2021                       See Notes to Financial Statements


California Insured Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2000

             CALIFORNIA                            CALIFORNIA INSURED
               INSURED    LEHMAN LONG-TERM       MUNICIPAL DEBT FUNDS(2)
              TAX-FREE    MUNICIPAL INDEX    AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1)     8.00%         9.56%              7.74%               --
1 YEAR          7.90%         7.34%              6.99%           3 OUT OF 23
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         4.94%         5.09%              4.47%           4 OUT OF 23
5 YEARS         6.12%         6.65%              5.65%           4 OUT OF 22
10 YEARS        7.35%         8.05%              7.26%           3 OUT OF 7

The fund's inception date was 12/30/86.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 27-28 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 8/31/00
California Insured Tax-Free          $20,324
Lehman Long-Term Municipal Index     $21,688

                   California          Lehman Long-Term
                 Insured Tax-Free      Municipal Index
DATE                  VALUE                 VALUE
8/31/1990            $10,000               $10,000
8/31/1991            $11,187               $11,347
8/31/1992            $12,493               $12,776
8/31/1993            $14,209               $14,661
8/31/1994            $13,970               $14,361
8/31/1995            $15,100               $15,715
8/31/1996            $16,097               $16,796
8/31/1997            $17,586               $18,684
8/31/1998            $19,162               $20,648
8/31/1999            $18,834               $20,205
8/31/2000            $20,324               $21,688

$10,000 investment made 8/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California Insured Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

                   California        Lehman Long-Term
                Insured Tax-Free      Municipal Index
DATE                 RETURN               RETURN
8/31/1991            11.87%               13.47%
8/31/1992            11.67%               12.60%
8/31/1993            13.74%               14.76%
8/31/1994            -1.68%               -2.05%
8/31/1995             8.09%                9.43%
8/31/1996             6.60%                6.88%
8/31/1997             9.25%               11.26%
8/31/1998             8.96%               10.51%
8/31/1999            -1.71%               -2.14%
8/31/2000             7.90%                7.34%


                                                www.americancentury.com      13


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]

     An interview with Dave MacEwen, a portfolio manager on the California Insured Tax-Free fund investment team.

HOW DID CALIFORNIA INSURED TAX-FREE PERFORM DURING THE YEAR ENDED AUGUST 31,
2000?

     The fund returned 7.90%, beating the 6.99% average return of 23 "California Insured Municipal Debt Funds" tracked by Lipper Inc.

     California Insured Tax-Free's longer-term returns also compared favorably. For the three- and five-year periods ended August 31, 2000, the fund ranked in the top 18% of its peer group (see the previous page for more performance comparisons).

HOW DID THE FUND'S EXPENSES AND YIELDS COMPARE?

     On August 31, 2000, the fund had an annualized expense ratio of 0.51%. That's less than half the 1.22% average expense ratio for the Lipper category. As a result, California Insured Tax-Free produced more state and federal tax-free income than the peer group average. As of August 31, the portfolio had a 30-day SEC yield of 4.50%, while the average California insured fund yielded 4.15%, according to Lipper. The fund's yield translated to an 8.21% tax-equivalent yield for California investors in the highest combined state and federal tax bracket.

HOW DID THE FUND BEAT ITS PEER GROUP AVERAGES?

     A key factor in the fund's outperformance was its below-average expenses. All else being equal, lower expenses mean higher yields and returns.

     Our "coupon barbell" strategy also boosted performance. We positioned the fund with larger-than-average weightings in premium and discount bonds. Premiums trade above par (face value) and carry interest payments above prevailing market rates. Discount bonds trade below par and carry interest payments below prevailing market rates.

     We favored premium bonds because they raised the fund's yield. The discount bond side of the barbell resulted from when we bought discounts in early 1999. At the time, we expected falling interest rates in response to global economic weakness. We believed that the discount bonds would provide "call protection" if interest rates fell and calls (bond redemptions by issuers before maturity) became prevalent. This call protection effectively lengthened the duration (heightened the interest rate sensitivity) of the portfolio last year.

     The increasingly long duration of our discount bond holdings detracted from performance when interest rates and bond yields rose. Even so, we were reluctant to sell our discount bonds at distressed prices and abandon a strategy we believed would ultimately benefit the fund.

HOW DID YOU DECIDE TO PURSUE THAT STRATEGY?

     In selecting strategies, we typically start with a scenario analysis that tells us how a given type of bond might perform in various market environments. After that, we determine which bonds would give us the best risk-adjusted returns based on our view of future market conditions.

[left margin]

"CALIFORNIA INSURED TAX-FREE PRODUCED MORE STATE AND FEDERAL TAX-FREE INCOME THAN THE PEER GROUP AVERAGE."

YIELDS AS OF AUGUST 31, 2000
30-DAY SEC YIELD                4.50%
30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET           6.89%
   37.42% TAX BRACKET           7.19%
   41.95% TAX BRACKET           7.75%
   45.22% TAX BRACKET           8.21%

PORTFOLIO AT A GLANCE
                        8/31/00      8/31/99
NUMBER OF SECURITIES      67           72
WEIGHTED AVERAGE
   MATURITY             17.2 YRS     18.1 YRS
AVERAGE DURATION         8.5 YRS      8.9 YRS
EXPENSE RATIO             0.51%        0.51%

Investment terms are defined in the Glossary on pages 28-29.


14   1-800-345-2021


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WAS THE ONSET OF SPRING KINDER TO THE COUPON BARBELL POSITIONING?

     Yes. The duration of par bonds began to extend dramatically (their interest rate sensitivity increased) as interest rates climbed. Meanwhile, the duration of discount bonds--which had already extended in earlier months--remained relatively stable. At the same time, the duration of premium bonds extended less than par bonds. As a result, both discounts and premiums outpaced par bonds and helped the fund outperform its peers.

     The market's recent rally also favored our coupon barbell strategy. During the rally, bond yields declined and par bonds started "trading to their call date"--meaning their prices reflected the likelihood that their issuers would redeem them at the first possible call date. That essentially limited par bonds' gains. In contrast, longer-duration discount bonds continued to rally.

WHAT'S THE FINANCIAL STATUS OF THE MUNICIPAL BOND INSURERS WHO INSURE THE FUND'S BONDS?

     They're in great shape. The major insurers have AAA credit ratings, thanks to a wealth of business activity and good overall operating results in 1999. The demand for municipal bond insurance has declined in 2000 as debt issuance has dropped in response to rising interest rates, but the insurers have identified other areas of the bond market--such as asset-backed and international securities--that are expected to drive future bond insurance growth.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES  AND BONDS?

     We're reasonably optimistic that the Federal Reserve's six interest rate hikes during the last year or so will have the intended effect of slowing the economy and keeping inflation under wraps. Rising interest rates around the world also reinforce this view. Increasing worker productivity is another factor to be reckoned with. Even the Fed has begun to support the view that, thanks to productivity gains, the economy can enjoy good growth without inflation spiraling out of control. Higher oil prices, a weak euro, lower corporate earnings projections, a wavering stock market, and the presidential election also make another rate hike increasingly unlikely.

     Municipal supply and demand also offer reasons for optimism. Given municipal issuers' reduced debt issuance needs and the refinancing deterrent caused by higher interest rates earlier this year, we expect the supply of municipals to remain relatively low. If demand remains strong, municipal bond prices should rise.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

     We're likely to keep the fund's duration slightly longer than that of its peers while our long-term outlook for interest rates remains favorable. As always, we'll continue to adhere to our preference for bonds that offer good value since that's the philosophy that's helped lead to our long-term success.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
               AS OF            AS OF
              8/31/00           2/29/00
AAA            100%              100%


Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 27 for more information.

TOP FIVE SECTORS (AS OF 8/31/00)
                        % OF FUND INVESTMENTS
COPS/LEASES                       24%
TRANSPORTATION REVENUE            11%
GO                                11%
ELECTRIC REVENUE                  10%
TAX ALLOCATION REVENUE            10%

TOP FIVE SECTORS (AS OF 2/29/00)
                        % OF FUND INVESTMENTS
COPS/LEASES                       25%
WATER AND SEWER REVENUE           10%
TAX ALLOCATION REVENUE            10%
ELECTRIC REVENUE                   9%
TRANSPORTATION REVENUE             9%

Investment terms are defined in the Glossary on pages 28-29.


                                                www.americancentury.com      15


California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2000

Principal Amount                                               Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES -- 97.9%
               $2,345,000  Alameda Corridor Transportation
                              Auth. Rev., Series 1999 A,
                              5.00%, 10/1/29 (MBIA)                 $  2,206,434
                1,000,000  Banning COP, (Wastewater
                              System, Refunding &
                              Improvement), 8.00%, 1/1/19
                              (AMBAC)                                  1,277,610
                1,500,000  Big Bear Lake Water Rev., 6.00%,
                              4/1/22 (MBIA)                            1,645,215
                  900,000  Brea Redevelopment Agency Tax
                            Allocation, (Project AB),
                              6.125%, 8/1/13 (MBIA)                      953,424
                1,250,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1991 A, (Adventist Health),
                              7.00%, 3/1/13 (MBIA)                     1,292,738
                4,560,000  California Housing Finance
                              Agency Single Family Mortgage
                              Rev., Series 1998 C-4, 5.65%,
                              8/1/16 (FHA/VA)                          4,697,484
                1,435,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 B, (Pooled
                              Project), 8.10%, 3/1/18 (BIGI)           1,453,741
                4,000,000  California Public Works Board
                              Lease Rev., Series 1993 A,
                              (Department of Corrections),
                              5.00%, 12/1/19 (AMBAC)                   3,919,760
                4,000,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                      4,164,720
                2,565,000  California State GO, 4.50%,
                              12/1/21 (FGIC)                           2,267,691
                6,035,000  California State GO, 4.50%,
                              12/1/24 (FGIC)                           5,257,149
                3,500,000  California State GO, 4.25%,
                              10/1/26 (MBIA)                           2,903,915
                3,135,000  California State Universities and
                              Colleges Rev., 5.75%, 11/1/15
                              (FGIC)                                   3,316,485
                3,925,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              (Gemological Institute), 6.75%,
                              5/1/10 (Connie Lee)                      4,656,542
                7,000,000  California Statewide Communities
                              Development Auth. Rev., Series
                             1998 A, (Sherman Oaks),
                              5.00%, 8/1/22 (AMBAC,
                              California Mortgage Insurance)           6,672,680
                1,520,000  Castaic Lake Water Agency COP,
                              Series 1994 A, (Water System
                              Improvement), 7.00%, 8/1/12
                              (MBIA)                                   1,860,358
                1,000,000  Contra Costa County Public
                              Financing Lease Rev., Series
                              1999 A, (Various Capital
                              Facilities), 5.00%, 6/1/28
                              (MBIA)                                     940,680

Principal Amount                                               Value
--------------------------------------------------------------------------------

               $1,200,000  Contra Costa Water District Rev.,
                              Series 1992 E, 6.25%,
                              10/1/12 (AMBAC)                       $  1,389,780
                2,000,000  East Bay Municipal Utility District
                              Wastewater Treatment System
                              Rev., 5.50%, 6/1/13 (AMBAC)              2,044,220
                1,000,000  East Valley Water District COP,
                            (Treatment Plant), 6.60%,
                              12/1/14 (AMBAC)                          1,068,230
                2,000,000  Escondido Joint Powers
                              Financing Auth. Rev., 6.125%,
                              9/1/11 (AMBAC)                           2,074,020
                2,620,000  Escondido Unified School District
                              COP, 4.75%, 7/1/19 (MBIA)                2,459,839
                1,695,000  Escondido Unified School District
                              COP, 4.75%, 7/1/23 (MBIA)                1,556,502
                3,100,000  Foothill-De Anza Community
                              College District COP, 6.25%,
                              9/1/13 (Connie Lee)                      3,301,748
                1,975,000  Fresno Sewer Rev., Series 1993
                              A-1, 6.25%, 9/1/14 (AMBAC)               2,272,159
                5,000,000  Glendale Hospital Rev., Series
                              1991 A, (Adventist Health),
                              6.75%, 3/1/13 (MBIA)                     5,162,300
                4,830,000  Glendale Unified School District
                              COP, Series 1994 A, 6.50%,
                              3/1/12 (AMBAC)                           5,242,772
                1,340,000  Kern High School District GO,
                              Series 1992 C, 6.25%,
                              8/1/13 (MBIA)(1)                         1,523,285
                3,630,000  Kern High School District GO,
                              Series 1993 D, 7.00%, 8/1/17
                              (MBIA)(1)                                3,931,181
                1,500,000  Lakewood Redevelopment
                              Agency Tax Allocation, Series
                            1992 A, (Project No. 1),
                              6.50%, 9/1/17 (FSA)                      1,583,175
                1,335,000  Little Lake City School District
                              GO, Series 2000 A, 6.125%,
                              7/1/25 (FSA)                             1,425,914
                  400,000  Los Angeles Community
                              Redevelopment Agency
                              Housing Rev., Series 1994 C,
                              7.00%, 1/1/14 (AMBAC)                      425,224
                3,500,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                    3,788,015
                4,000,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/15
                              (FSA)                                    4,330,440
                1,000,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1991 B,
                              6.50%, 7/1/13 (AMBAC)                    1,039,360
                1,915,000  Mid-Peninsula Regional Open
                              Space District Financing Auth.
                              Rev., 5.90%, 9/1/14 (AMBAC)              2,043,420


16      1-800-345-2021                        See Notes to Financial Statements


California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                               Value
--------------------------------------------------------------------------------

               $5,000,000  Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1989 D, (San Juan),
                              6.75%, 7/1/20 (MBIA)(1)               $  5,810,350
                1,065,000  Mountain View School District
                              Santa Clara County GO, Series
                              2000 B, 6.125%, 7/1/25 (FSA)             1,148,933
                2,810,000  Oakland Redevelopment Agency
                              Tax Allocation, (Central District),
                              5.50%, 2/1/14 (AMBAC)                    3,012,882
                2,700,000  Orange County Financing Auth.
                              Tax Allocation, Series 1992 A,
                              6.25%, 9/1/14 (MBIA)                     2,810,187
                1,000,000  Pomona Unified School District
                            GO, Series 2000 A, 6.55%,
                              8/1/29 (MBIA)                            1,182,660
                1,950,000  Ramona Municipal Water District
                               COP, 7.20%, 10/1/10
                              (AMBAC)                                  1,993,407
                1,100,000  Redlands Unified School District
                              COP, 6.00%, 9/1/12 (FSA)                 1,123,958
                1,000,000  Redwood City Elementary School
                              District GO, 5.00%, 8/1/16
                              (FGIC)                                   1,004,870
                1,500,000  Sacramento City Financing
                              Authority COP, Series 1993 A,
                              5.40%, 11/1/20 (AMBAC)                   1,536,150
               17,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                 17,439,799
                  295,000  Sacramento Redevelopment
                              Agency Tax Allocation, Series
                             1990 A, 6.50%, 11/1/13
                              (MBIA)                                     302,160
                1,000,000  San Bernardino County GO,
                              5.50%, 9/28/01                           1,012,950
                1,345,000  San Diego Community College
                              District Lease Rev., 6.125%,
                             12/1/06, Prerefunded at
                              102% of Par (MBIA)(1)                    1,515,788
                7,000,000  San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                           7,509,040
                1,000,000  San Diego Public Facilities
                              Financing Auth. Sewer Rev.,
                              5.00%, 5/15/25 (FGIC)                      945,050
                2,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 15B, 4.50%,
                              5/1/25 (MBIA)                            1,737,680
                1,670,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 2, 6.75%,
                              5/1/03, Prerefunded at 102%
                              of Par (MBIA)(1)                         1,815,674
                8,330,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 2, 6.75%,
                              5/1/20 (MBIA)                            8,970,659
                3,500,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/26 (MBIA)                            3,036,635

Principal Amount                                               Value
--------------------------------------------------------------------------------

               $6,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 21, 4.50%,
                              5/1/23 (MBIA)                         $  5,245,200
                3,535,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 6.50%,
                              7/1/15 (MBIA)                            4,144,505
                3,500,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 5.00%,
                              7/1/21 (MBIA)                            3,374,665
                1,000,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/18
                              (MBIA)                                   1,021,410
                3,500,000  Santa Ana Financing Auth. Rev.,
                              Series 1999 B, (South Harbor
                              Boulevard), 5.125%, 9/1/19
                              (MBIA)                                   3,470,635
                2,000,000  Santa Margarita-Dana Point Auth.
                              Rev., Series 1994 B,
                              (Improvement Districts 3, 3A, 4,
                              4A), 7.25%, 8/1/14 (MBIA)                2,497,800
                2,500,000  South Coast Air Quality
                              Management District Building
                              GO, (Installment Sale
                              Headquarters), 6.00%, 8/1/11
                              (AMBAC)                                  2,830,950
                2,500,000  Ukiah Electric Rev., 6.25%,
                              6/1/18 (MBIA)                            2,843,950
                1,445,000  Walnut Valley Unified School
                              District GO, Series 1992 B,
                              6.00%, 8/1/10 (AMBAC)(1)                 1,634,713
                4,525,000  Woodland COP, (Wastewater
                              System Reference), 5.75%,
                              3/1/12 (AMBAC)                           5,000,624
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           192,121,494
                                                                    ------------
   (Cost $184,663,291)

MUNICIPAL DERIVATIVES(2) -- 2.1%
                1,000,000  San Diego County Water Auth.
                              Rev. COP, (Registration Rites),
                              Yield Curve Notes, Inverse
                             Floater, 7.13%, 4/22/09
                              (FGIC)                                   1,140,000
                3,000,000  Southern California Public Power
                              Auth. Rev., Yield Curve Notes,
                              Inverse Floater, 5.96%, 7/1/17
                              (FGIC)(1)                                3,063,750
                                                                    ------------
TOTAL MUNICIPAL DERIVATIVES                                            4,203,750
                                                                    ------------
   (Cost $4,036,380)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $196,325,244
                                                                    ============
   (Cost $188,699,671)


See Notes to Financial Statements               www.americancentury.com      17


California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

AUGUST 31, 2000

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

BIGI = Bond Investor's Guaranty Inc.

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FSA = Financial Security Assurance Inc.

GO = General Obligation

MBIA = MBIA Insurance Corp.

VA = Veteran's Administration

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.


18      1-800-345-2021                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                 HIGH-YIELD         INSURED
AUGUST 31, 2000                                   MUNICIPAL         TAX-FREE

ASSETS
Investment securities, at value
  (identified cost of $305,001,000,
  and $188,699,671, respectively)
  (Note 3) .................................    $ 314,919,435     $ 196,325,244
Receivable for investments sold ............          292,607           996,520
Interest receivable ........................        5,973,818         3,135,717
                                                -------------     -------------
                                                  321,185,860       200,457,481
                                                -------------     -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ...................        2,547,916           592,612
Payable for investments purchased ..........               --           949,124
Accrued management fees (Note 2) ...........          142,225            84,741
Dividends payable ..........................          297,880           157,691
Payable for trustees' fees and expenses ....              558               369
Accrued expenses and other liabilities .....               20              --
                                                -------------     -------------
                                                    2,988,599         1,784,537
                                                -------------     -------------

Net Assets .................................    $ 318,197,261     $ 198,672,944
                                                =============     =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ....................       33,722,081        19,621,139
                                                =============     =============
Net Asset Value Per Share ..................    $        9.44     $       10.13
                                                =============     =============

NET ASSETS CONSIST OF:
Capital paid in ............................    $ 319,826,982     $ 192,849,527
Undistributed net investment income ........            1,337               609
Accumulated net realized loss
  on investment transactions ...............      (11,549,493)       (1,802,765)
Net unrealized appreciation
  on investments (Note 3) ..................        9,918,435         7,625,573
                                                -------------     -------------
                                                $ 318,197,261     $ 198,672,944
                                                =============     =============


See Notes to Financial Statements              www.americancentury.com      19


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                                  HIGH-YIELD         INSURED
YEAR ENDED AUGUST 31, 2000                        MUNICIPAL         TAX-FREE

INVESTMENT INCOME
Income:
Interest .................................      $ 19,104,041       $ 11,182,751
                                                ------------       ------------

Expenses (Note 2):
Management fees ..........................         1,660,548          1,006,819
Trustees' fees and expenses ..............            10,855              7,000
                                                ------------       ------------
                                                   1,671,403          1,013,819
                                                ------------       ------------

Net investment income ....................        17,432,638         10,168,932
                                                ------------       ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments .........        (8,233,096)        (1,412,516)
Change in net unrealized
  appreciation on investments ............         9,780,323          5,695,420
                                                ------------       ------------

Net realized and unrealized
  gain on investments ....................         1,547,227          4,282,904
                                                ------------       ------------

Net Increase in Net Assets
  Resulting from Operations ..............      $ 18,979,865       $ 14,451,836
                                                ============       ============


20      1-800-345-2021                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED AUGUST 31, 2000 AND AUGUST 31, 1999

                                     HIGH-YIELD MUNICIPAL              INSURED TAX-FREE
Increase (Decrease) in Net Assets    2000            1999            2000            1999

OPERATIONS
Net investment income .........$  17,432,638   $  16,883,593   $  10,168,932   $  10,600,219
Net realized gain (loss)
  on investments ..............   (8,233,096)     (1,869,375)     (1,412,516)         98,190
Change in net unrealized
  appreciation
  on investments ..............    9,780,323     (15,057,989)      5,695,420     (14,425,798)
                               -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets resulting
  from operations .............   18,979,865         (43,771)     14,451,836      (3,727,389)
                               -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ....  (17,432,638)    (16,902,404)    (10,168,932)    (10,600,219)
From net realized gains on
  investment transactions .....         --          (113,197)           --          (779,876)
In excess of net realized
  gains on
  investment transactions .....         --        (3,316,396)           --          (389,640)
                               -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ..........  (17,432,638)    (20,331,997)    (10,168,932)    (11,769,735)
                               -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....  172,991,105     183,401,537      56,784,848      78,766,649
Proceeds from reinvestment
  of distributions ............   12,309,762      14,343,428       6,851,470       8,188,008
Payments for shares redeemed .. (210,619,110)   (139,242,460)    (81,183,690)    (75,029,338)
                               -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets from capital
  share transactions ..........  (25,318,243)     58,502,505     (17,547,372)     11,925,319
                               -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets ...............  (23,771,016)     38,126,737     (13,264,468)     (3,571,805)

NET ASSETS
Beginning of period ...........  341,968,277     303,841,540     211,937,412     215,509,217
                               -------------   -------------   -------------   -------------
End of period .................$ 318,197,261   $ 341,968,277   $ 198,672,944   $ 211,937,412
                               =============   =============   =============   =============
Undistributed net
  investment income ...........$       1,337            --     $         609            --
                               =============   =============   =============   =============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ..........................   18,974,933      18,760,200       5,847,868       7,534,351
Issued in reinvestment
  of distributions ............    1,348,647       1,469,140         703,467         785,177
Redeemed ......................  (23,142,289)    (14,282,754)     (8,371,917)     (7,203,629)
                               -------------   -------------   -------------   -------------
Net increase (decrease) .......   (2,818,709)      5,946,586      (1,820,582)      1,115,899
                               =============   =============   =============   =============


See Notes to Financial Statements               www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. California High-Yield Municipal Fund (High-Yield) and California Insured Tax-Free Fund (Insured) (the funds) are two of the seven funds issued by the trust. The funds are diversified under the 1940 Act. The funds seek income that is exempt from federal and California income taxes. High-Yield seeks to provide as high a level of current income as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities. Insured seeks to provide as high a level of current income as is consistent with safety of principal through investment in insured California municipal securities. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and distributed monthly. Distributions from net realized gains for the funds are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     At August 31, 2000, High-Yield and Insured had accumulated net realized capital loss carryovers for federal income tax purposes of $5,122,430 (expiring
2008) and $476,531 (expiring 2008), respectively, which may be used to offset future taxable gains.

     High-Yield and Insured have elected to treat $6,426,841 and $1,326,227, respectively, of net capital losses incurred in the ten month period ended August 31, 2000, as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1925% to 0.3100% and 0.1625% to 0.2800%, for High-Yield and Insured, respectively. The rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended August 31, 2000, the effective annual management fee was 0.54% and 0.51% for High-Yield and Insured, respectively.

    Effective March 13, 2000, American Century Services, Inc. (ACIS), became a distributor of the trust.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.


22      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

AUGUST 31, 2000

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for High-Yield and Insured totaled $155,408,761 and $39,763,963, respectively. Sales of investment securities, excluding short-term investments, for High-Yield and Insured totaled $178,363,713 and $57,277,428, respectively.

    As of August 31, 2000, accumulated net unrealized appreciation for High-Yield and Insured was $9,918,435 and $7,625,573, respectively, which consisted of unrealized appreciation of $12,303,416 and $9,446,700, respectively, and unrealized depreciation of $2,384,981 and $1,821,127, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the period ended August 31, 2000.


                                                www.americancentury.com      23


California High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                         2000           1999           1998           1997           1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............$      9.36    $      9.93    $      9.68    $      9.27    $      9.11
                                    -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income ............       0.52           0.49           0.51           0.55           0.56
  Net Realized and Unrealized Gain
  (Loss) on Investments ............       0.08          (0.46)          0.37           0.41           0.16
                                    -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations .       0.60           0.03           0.88           0.96           0.72
                                    -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income .......      (0.52)         (0.49)         (0.51)         (0.55)         (0.56)
  From Net Realized Gains on
  Investment Transactions ..........       --            --(1)          (0.12)          --             --
  In Excess of Net Realized Gains ..       --            (0.11)          --             --             --
                                    -----------    -----------    -----------    -----------    -----------
  Total Distributions ..............      (0.52)         (0.60)         (0.63)         (0.55)         (0.56)
                                    -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period .....$      9.44    $      9.36    $      9.93    $      9.68    $      9.27
                                    ===========    ===========    ===========    ===========    ===========
  Total Return(2) ..................       6.70%          0.26%          9.35%         10.61%          8.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............       0.54%          0.54%          0.54%          0.50%          0.51%
Ratio of Net Investment Income
  to Average Net Assets ............       5.64%          5.08%          5.23%          5.77%          5.99%
Portfolio Turnover Rate ............         52%            59%            36%            46%            36%
Net Assets, End of Period
  (in thousands) ...................$   318,197    $   341,968    $   303,842    $   192,831    $   144,675

(1)  Per share amount was less than $0.005.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


24      1-800-345-2021                       See Notes to Financial Statements


California Insured Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                         2000           1999           1998           1997           1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............$      9.88    $     10.60    $     10.37    $     10.00    $      9.89
                                    -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income ............       0.50           0.50           0.51           0.53           0.53
  Net Realized and Unrealized Gain
  (Loss) on Investments ............       0.25          (0.66)          0.39           0.37           0.11
                                    -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations .       0.75          (0.16)          0.90           0.90           0.64
                                    -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income .......      (0.50)         (0.50)         (0.51)         (0.53)         (0.53)
  From Net Realized Gains on
  Investment Transactions ..........       --            (0.04)         (0.16)          --             --
  In Excess of Net Realized Gains ..       --            (0.02)          --             --             --
                                    -----------    -----------    -----------    -----------    -----------
  Total Distributions ..............      (0.50)         (0.56)         (0.67)         (0.53)         (0.53)
                                    -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period .....$     10.13    $      9.88    $     10.60    $     10.37    $     10.00
                                    ===========    ===========    ===========    ===========    ===========
  Total Return(1) ..................       7.90%         (1.71)%         8.96%          9.25%          6.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............       0.51%          0.51%          0.51%          0.48%          0.49%
Ratio of Net Investment Income
  to Average Net Assets ............       5.12%          4.78%          4.91%          5.23%          5.30%
Portfolio Turnover Rate ............         20%            32%            31%            46%            43%
Net Assets, End of Period
  (in thousands) ...................$   198,673    $   211,937    $   215,509    $   189,145    $   191,811

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements              www.americancentury.com      25


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California High-Yield Municipal Fund and the California Insured Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California High-Yield Municipal Fund and the California Insured Tax-Free Fund (the "Funds") at August 31, 2000, and the results of their operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended August 31, 1997, were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
October 13, 2000


26      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA HIGH-YIELD MUNICIPAL seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in California municipal securities. The fund typically invests a portion of its assets in lower-quality and unrated securities, which are subject to increased credit risk, default risk and liquidity risk. The fund is managed to maintain an average maturity of 10 years or more.

     CALIFORNIA INSURED TAX-FREE seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in insured California municipal securities. The fund is managed to maintain an average maturity of 10 years or more. Fund shares are not insured.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The average maturity of the index is approximately 27 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the California High-Yield Municipal and Insured Tax-Free funds are:

     CALIFORNIA MUNICIPAL DEBT FUNDS (High-Yield Municipal) -- funds that invest at least 65% of assets in securities that are exempt from taxation in California.

     CALIFORNIA INSURED MUNICIPAL DEBT FUNDS (Insured Tax-Free) -- funds that invest at least 65% of assets in securities that are exempt from taxation in California and insured as to timely payment of interest and repayment of principal.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
     DAVE MACEWEN
     STEVEN PERMUT
  Credit Research Manager
     STEVEN PERMUT

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. CALIFORNIA HIGH-YIELD MUNICIPAL MAY INVEST MORE THAN 50% OF ITS PORTFOLIO IN SECURITIES THAT ARE BELOW INVESTMENT GRADE OR NOT RATED. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR
DEFINITIONS:

*    AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB--LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                                www.americancentury.com      27


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 24-25.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* 30-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free 30-day SEC yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/ LEASES --securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO (GENERAL OBLIGATION) BONDS -- securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS -- securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


28      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      29


Notes
--------------------------------------------------------------------------------


30      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      31


Notes
--------------------------------------------------------------------------------


32      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities               Technology             International Discovery
Giftrust(reg.tm)                Life Sciences          International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0010                                 American Century Investment Services, Inc.
SH-ANN-22407                      (c)2000 American Century Services Corporation

August 31, 2000

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

California Limited-Term Tax-Free
California Intermediate-Term Tax-Free
California Long-Term Tax-Free


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for you--on a goal by goal basis. Fund Advisor helps you:

Get organized.

   Compile all your investments, review their performance and see if you're on track to meet your personal financial goals.

Get direction.

   Receive recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds.

Gain confidence.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and your goals. It will analyze your investments and offer impartial recommendations to help you get on track.

   To review Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you might want to have available:

   * Your latest tax return

   * Your most recent investment account statements

   * Printouts from any software you use to track your personal finances

   To learn more about this new tool and how it can help you better manage your financial future, select the "Demo" from the Fund Advisor introduction page.

* Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

CALIFORNIA LIMITED-TERM TAX-FREE
(BCSTX)
-----------------------------------------

CALIFORNIA INTERMEDIATE-TERM TAX-FREE
(BCITX)
-----------------------------------------

CALIFORNIA LONG-TERM TAX-FREE
(BCLTX)
-----------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

   Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

   * Receive links to documents by email

   * Download select documents and file electronically to save space in your file cabinets

   * Read documents at your convenience

   To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. LOG IN AND TAKE CONTROL TODAY!


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     We're proud to report that our California Limited-, Intermediate-, and Long-Term Tax-Free funds provided better-than-average returns in the fiscal year ended August 31, 2000 (see pages 5, 11, and 19). Municipal bonds performed relatively well thanks to an upsurge in demand from an unlikely source--California's newly minted dot-com millionaires, who were seeking to preserve some of their newfound wealth in a tax-free investment. Our investment professionals review fund performance and the period in more detail beginning on page 3.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., which became a substantial minority shareholder in American Century Companies, Inc. in 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to divide the chairman of the board position between the two of us and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue other worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, he'll continue to serve on the investment teams for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                                Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
   Municipal Credit Review .................................................   4
CALIFORNIA LIMITED-TERM TAX-FREE
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Portfolio at a Glance ...................................................   6
   Schedule of Investments .................................................   8
CALIFORNIA INTERMEDIATE-TERM TAX-FREE
   Performance Information .................................................  11
   Management Q&A ..........................................................  12
   Portfolio at a Glance ...................................................  12
   Schedule of Investments .................................................  14
CALIFORNIA LONG-TERM TAX-FREE
   Performance Information .................................................  19
   Management Q&A ..........................................................  20
   Portfolio at a Glance ...................................................  20
   Schedule of Investments .................................................  22
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  25
   Statement of Operations .................................................  26
   Statement of Changes
      in Net Assets ........................................................  27
   Notes to Financial
      Statements ...........................................................  28
   Financial Highlights ....................................................  30
   Report of Independent
      Accountants ..........................................................  33
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  34
      Comparative Indices ..................................................  34
      Lipper Rankings ......................................................  34
      Investment Team
         Leaders ...........................................................  34
      Credit Rating
         Guidelines ........................................................  34
   Glossary ................................................................  35


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The fiscal year ended August 31, 2000, saw California municipal bonds produce solid returns.

* The year was a tale of two halves--interest rates rose in late 1999 and early 2000, limiting bond performance. But interest rates reversed course in recent months, leading to much better returns.

* Supply and demand factors worked in favor of California bonds. A healthy state economy meant municipalities had less need to borrow, while California investors found themselves wealthier and in need of the tax advantages offered by municipal bonds.

CREDIT REVIEW

* Rapid economic growth helped improve the financial health and well-being of California's municipalities.

* Municipal credit rating agencies rewarded the state and certain of its agencies with a credit rating upgrade as a result of improved economic fundamentals.

* The state's robust economy meant its tax-backed and revenue-backed bonds performed well.

CALIFORNIA LIMITED-TERM TAX-FREE

* California Limited-Term Tax-Free was the top-performing fund in its Lipper category for the year (see page 5).

* The portfolio performed so well relative to its Lipper group because of our lower-than-average expenses and because we made good calls on the fund's duration and maturity structure.

* Our maturity structure also allowed us to increase the fund's yield, as did our decision to add select BBB bonds.

* We think the outlook for the economy and interest rates is positive, but we wouldn't be surprised if short-term municipal bonds took a bit of a breather after performing so well in recent months.

CALIFORNIA INTERMEDIATE-TERM TAX-FREE

* The portfolio performed very well, ranking in the top quarter of its Lipper group for the year (see page 11).

* We enhanced performance by carefully managing the fund's duration, as well as its coupon and maturity structures.

* Many of the changes we made to the portfolio were designed to add return as interest rates declined.

* We like the outlook for municipal bonds. We think the Federal Reserve has done a good job on the economy and interest rates, while supply and demand also look to be positives.

CALIFORNIA LONG-TERM TAX-FREE

* The portfolio performed well, producing better returns and more state and federal tax-free income than the average of the funds in its Lipper group (see page 19).

* The two biggest reasons for our outperformance were our below-average expenses and the way we structured the coupons of the bonds in the portfolio.

* We're generally positive on long-term municipal bonds going forward. We think the Federal Reserve has successfully slowed the economy and kept inflation in check.

[left margin]

                     CALIFORNIA
                LIMITED-TERM TAX-FREE
                       (BCSTX)
    TOTAL RETURNS:                 AS OF 8/31/00
       6 Months                            4.18%*
       1 Year                              5.44%
    30-DAY SEC YIELD:                      3.79%
    INCEPTION DATE:                       6/1/92
    NET ASSETS:                   $142.2 million

                     CALIFORNIA
              INTERMEDIATE-TERM TAX-FREE
                       (BCITX)
    TOTAL RETURNS:                 AS OF 8/31/00
       6 Months                            6.00%*
       1 Year                              6.95%
    30-DAY SEC YIELD:                      4.01%
    INCEPTION DATE:                      11/9/83
    NET ASSETS:                   $444.6 million

                     CALIFORNIA
                 LONG-TERM TAX-FREE
                       (BCLTX)
    TOTAL RETURNS:                 AS OF 8/31/00
       6 Months                            8.60%*
       1 Year                              7.79%
    30-DAY SEC YIELD:                      4.66%
    INCEPTION DATE:                      11/9/83
    NET ASSETS:                   $303.5 million

* Not annualized.

See Total Returns on pages 5, 11, and 19. Investment terms are defined in the Glossary on pages 35-36.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

MUNICIPAL BONDS REBOUND

     After suffering disappointing returns during the last four months of 1999 and the first month of 2000, municipal bonds rallied, particularly from mid-May through the end of August 2000. As a result, California municipal bond returns finished near long-term historical averages in the fiscal year ended August 31, 2000.

     The fiscal year for our California municipal funds began during a period when the markets were concerned with strong economic growth and the possibility of higher inflation. The Federal Reserve raised short-term interest rates in November for the third time in five months to rein in the economy.

     Even though the Fed continued to raise rates through May 2000, municipal bond prices began rising in May in anticipation that the Fed might end its rate-raising campaign. Some economic reports indicated that pockets of the economy were beginning to slow and inflationary pressures were fading.

LESS SUPPLY, MORE DEMAND

     The municipal market's rebound was aided by favorable supply and demand. On the supply side, refinancing of old debt was subdued as interest rates rose, diminishing the financial rewards for refinancing. Furthermore, many issuers had already reached the legal limit on the number of times they were allowed to refinance. Finally, the strong economy bolstered the financial stability of many municipal issuers, reducing their borrowing needs.

     On the demand side, stock market volatility prompted many newly affluent individuals in high tax brackets to rebalance their portfolios and buy municipal bonds. The highest tax-equivalent yields in years also attracted investors. For an investor in the highest combined federal and California tax bracket, a 30-year AAA-rated California municipal bond offered a tax-equivalent yield of over 10% last spring.

HIGH-YIELD BONDS LAG

     Lower-rated and non-rated bonds, which make up the high-yield sector, lagged investment-grade municipal bonds (those rated BBB or higher). High-yield bonds, which suffered from heavy tax-loss selling in late 1999 and early 2000, rallied with the rest of the municipal market during the second and third quarters of 2000, but continued to lag investment-grade bonds. That's because high-yield bonds are less sensitive to interest rate changes (their durations are lower) due to their higher interest coupons. As a result, high-yield bond prices typically decline less than those of investment-grade bonds when rates rise but gain less when rates fall, as they did at the end of the period.

[right margin]

"THE MUNICIPAL MARKET'S REBOUND WAS AIDED BY FAVORABLE SUPPLY AND DEMAND."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED AUGUST 31, 2000
   LEHMAN THREE-YEAR
      MUNICIPAL INDEX            4.72%
   LEHMAN FIVE-YEAR GENERAL
      OBLIGATION INDEX           5.33%
   LEHMAN LONG-TERM
      MUNICIPAL INDEX            7.34%

Source: Lipper Inc., Russell/Mellon Analytical

[line graph - data below]

"TWISTING" MUNICIPAL YIELD CURVE

YEARS TO
MATURITY       8/31/00       2/28/00       8/31/99
1               4.28%         4.19%         3.59%
2               4.35%         4.55%         3.94%
3               4.39%         4.73%         4.15%
4               4.43%         4.85%         4.27%
5               4.47%         4.94%         4.39%
6               4.52%         5.00%         4.49%
7               4.56%         5.06%         4.59%
8               4.62%         5.11%         4.69%
9               4.68%         5.16%         4.79%
10              4.74%         5.21%         4.89%
11              4.82%         5.27%         4.97%
12              4.90%         5.34%         5.05%
13              4.98%         5.40%         5.13%
14              5.07%         5.46%         5.20%
15              5.15%         5.53%         5.27%
16              5.20%         5.59%         5.31%
17              5.25%         5.64%         5.35%
18              5.30%         5.70%         5.39%
19              5.35%         5.75%         5.43%
20              5.40%         5.81%         5.47%
21              5.41%         5.82%         5.47%
22              5.42%         5.83%         5.48%
23              5.43%         5.84%         5.48%
24              5.44%         5.85%         5.49%
25              5.44%         5.85%         5.50%
26              5.45%         5.85%         5.50%
27              5.45%         5.86%         5.51%
28              5.46%         5.86%         5.51%
29              5.46%         5.87%         5.52%
30              5.47%         5.87%         5.52%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


California Municipal Credit Review
--------------------------------------------------------------------------------

     An expanding economy bolstered California's municipal credit strength during the year ended August 31, 2000. The state continued to outpace the nation as whole in terms of personal income gains, employment growth, and overall economic activity.

SECTOR ANALYSIS

     Tax-backed bonds were among the primary beneficiaries of California's ongoing economic strength. Brisk consumer spending lifted sales taxes, while robust real estate activity boosted property tax collections. Income tax collections also rose substantially as income levels climbed and key employment measures grew faster than the national average. Furthermore, the state enjoyed dramatic revenue growth from increased capital gains tax collections.

     Credit trends were also favorable among bonds backed by revenue from specific municipal projects or entities. The healthy economy helped maintain strong revenue trends for the water and sewer, transportation, and housing sectors. Even public power companies enjoyed better conditions. Higher rates and increased customer usage offset the pressures of increased competition for utilities.

     About the only weak sector was health care. Reduced federal spending on Medicare and other programs mandated by the Balanced Budget Act of 1997 continued to affect the revenues of health care facilities. The strict vigilance of cost-conscious health insurers (particularly HMOs), combined with higher drug and wage expenses, also squeezed the earnings of health facilities. Worse-than-expected operating results caused several downgrades of health care entities.

CALIFORNIA IS UPGRADED

     In recognition of California's robust economy and its "increased fiscal conservatism," two major municipal bond rating agencies recently upgraded the credit rating of the state and some of its issuing agencies. California also was applauded for increasing its cash and budget reserves to record levels and for matching expenditures with cash inflows. With the new, higher credit rating, the state's borrowing costs should be reduced, further boosting California's fiscal health.

THE INTERNET AND SALES TAXES

     The rise of Internet sales--which are not taxed by municipal issuers--has raised questions about lost tax receipts and their impact on municipal bond credit quality. While we are watching developments closely--including recent efforts by legislators to levy Internet sales taxes--our view is that even if e-commerce spending increases 10-fold over the next few years, it will represent only about 10% of total retail transactions. At that level, we don't believe e-commerce represents a major threat to the tax bases of most states and municipalities, including California.

[left margin]

"TWO MAJOR MUNICIPAL BOND RATING AGENCIES UPGRADED CALIFORNIA'S CREDIT RATING."

[bar graph - data below]

CALIFORNIA'S IMPROVING FINANCIAL HEALTH
(FISCAL YEAR GENERAL FUND BALANCE, IN $ MILLIONS)

1994           $(1,633)
1995           $(2,556)
1996           $(1,110)
1997           $(1,330)
1998           $   931
1999           $ 1,608
2000           $ 5,677

Source: State of California, Office of the State Controller


4      1-800-345-2021


California Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2000

            CALIFORNIA                          CALIF. SHORT-INTERM.
           LIMITED-TERM   LEHMAN 3-YEAR        MUNICIPAL DEBT FUNDS(2)
             TAX-FREE    MUNICIPAL INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)    4.18%         3.51%             3.37%             --
1 YEAR         5.44%         4.72%             4.19%         1 OUT OF 13
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        4.36%         4.46%             3.63%         2 OUT OF 13
5 YEARS        4.47%         4.59%             3.85%         2 OUT OF 10
LIFE OF FUND   4.60%         5.00%            4.69%(3)       2 OUT OF 2(3)

The fund's inception date was 6/1/92.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 6/30/92, the date nearest the fund's inception for which data are available.

See pages 34-35 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 8/31/00
California Limited-Term Tax-Free        $14,493
Lehman 3-Year Municipal Index           $14,887

                    California
                   Limited-Term       Lehman 3-Year
                     Tax-Free        Municipal Index
DATE                  VALUE              VALUE
6/1/1992             $10,000            $10,000
6/30/1992            $10,074            $10,122
9/30/1992            $10,277            $10,357
12/31/1992           $10,413            $10,451
3/31/1993            $10,616            $10,662
6/30/1993            $10,754            $10,822
9/30/1993            $10,913            $10,976
12/31/1993           $11,029            $11,100
3/31/1994            $10,880            $10,951
6/30/1994            $10,941            $11,070
9/30/1994            $11,036            $11,175
12/31/1994           $10,961            $11,176
3/31/1995            $11,289            $11,489
6/30/1995            $11,517            $11,732
9/30/1995            $11,682            $11,982
12/31/1995           $11,872            $12,167
3/31/1996            $11,902            $12,235
6/30/1996            $11,993            $12,334
9/30/1996            $12,161            $12,497
12/31/1996           $12,339            $12,708
3/31/1997            $12,383            $12,759
6/30/1997            $12,626            $12,995
9/30/1997            $12,842            $13,217
12/31/1997           $12,997            $13,405
3/31/1998            $13,127            $13,543
6/30/1998            $13,247            $13,696
9/30/1998            $13,573            $13,967
12/31/1998           $13,636            $14,035
3/31/1999            $13,776            $14,191
6/30/1999            $13,668            $14,129
9/30/1999            $13,813            $14,270
12/31/1999           $13,789            $14,311
3/31/2000            $14,013            $14,456
6/30/2000            $14,212            $14,655
8/31/2000            $14,493            $14,887

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 3-Year Municipal Bond Index is provided for comparison in each graph. California Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED AUGUST 31)
                  California
                 Limited-Term        Lehman 3-Year
                   Tax-Free         Municipal Index
DATE                RETURN               RETURN
8/31/1992*           2.22%               2.73%
8/31/1993            6.15%               6.38%
8/31/1994            1.90%               2.51%
8/31/1995            5.33%               6.68%
8/31/1996            3.87%               3.95%
8/31/1997            5.42%               5.65%
8/31/1998            5.40%               5.76%
8/31/1999            2.26%               2.92%
8/31/2000            5.44%               4.72%

* From 6/1/92 (the fund's inception date) to 8/31/92.


                                                www.americancentury.com      5


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Todd Pardula]

     An interview with Todd Pardula, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA LIMITED-TERM TAX-FREE PERFORM DURING THE YEAR ENDED AUGUST 31, 2000?

     The fund returned 5.44%, well ahead of the 4.19% average return of the 13 "California Short-Intermediate Municipal Debt Funds" tracked by Lipper Inc. The fund's one-year performance ranked #1 in its Lipper category, and its longer-term returns are also very strong (see the previous page).

WHY DID THE FUND PERFORM SO WELL?

     Expenses were one factor--California Limited-Term Tax-Free's expense ratio is significantly lower than the average expense ratio of the Lipper category. That gives the fund a head start on the rest of the group.

     We also made some timely investment decisions that worked in our favor. We had the good fortune of being in the right places at the right times.

CAN YOU GIVE AN EXAMPLE OF YOUR  "GOOD FORTUNE?"

     The most important thing was our duration positioning. Duration measures the fund's share-price volatility as interest rates change. A shorter duration means less price volatility; a longer duration means greater price fluctuations.

     For the California Limited-Term Tax-Free fund, we usually keep duration in a range between 2.75 and 3.25 years, with a "neutral" position being about three years. This means the fund's duration is usually close to the average duration of its Lipper category.

     In the second half of 1999, we kept duration toward the lower end of its range, which helped limit price declines as municipal yields rose. In 2000, we shifted gears and extended duration out to the upper end of the range. That gave us some nice price gains as yields came down significantly.

WHY HAVE MUNICIPAL BOND YIELDS FALLEN SO MUCH THIS YEAR?

     Demand for municipal bonds has picked up significantly in the past year. Many investors have accumulated a great deal of wealth in the stock market, but now they're looking to protect some of their gains by shifting into a more conservative investment, like bonds. And the tax-free status of municipal bonds has been a big draw for "Internet millionaires" and others who have moved into the upper tax brackets.

     At the same time, new issuance has been less than in years past because municipalities are flush with cash-- the strong economy has boosted tax revenues and reduced borrowing needs. When there's a lot of demand for a declining number of bonds, yields tend to move lower.

     This effect has been especially dramatic in California, where short- and intermediate-term bond yields are 30-40 basis points (0.30%-0.40%) below yields in the rest of the country. Ordinarily, California yields are more like 5-10 basis points lower.

[left margin]

"THE FUND'S ONE-YEAR PERFORMANCE RANKED #1 IN ITS LIPPER CATEGORY, AND ITS LONGER-TERM RETURNS ARE ALSO VERY STRONG."

YIELDS AS OF AUGUST 31, 2000
30-DAY SEC YIELD                3.79%
30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET           5.80%
   37.42% TAX BRACKET           6.06%
   41.95% TAX BRACKET           6.53%
   45.22% TAX BRACKET           6.92%

PORTFOLIO AT A GLANCE
                         8/31/00      8/31/99
NUMBER OF SECURITIES       76           77
WEIGHTED AVERAGE
   MATURITY              3.5 YRS      3.5 YRS
AVERAGE DURATION         3.0 YRS      2.9 YRS
EXPENSE RATIO             0.51%        0.51%

Investment terms are defined in the Glossary on pages 35-36.


6      1-800-345-2021


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     It's also made for a fairly flat California yield curve (see page 3). The gap between the yields of one-year municipal bonds and six-year bonds is about 20 basis points, compared with almost 60 basis points six months ago.

DID YOU MAKE ANY ADJUSTMENTS TO CALIFORNIA LIMITED-TERM TAX-FREE'S PORTFOLIO BASED ON THIS ENVIRONMENT?

     We shifted to more of a "barbell" maturity position in June in anticipation of a flattening yield curve. A barbell is heavy on the ends and light in the middle, so a barbell position in the portfolio is heavy in shorter- and longer-term bonds and light in intermediate-term bonds.

     We sold a number of our four- and five-year municipal bonds and split the proceeds between 15-month notes--which were yielding about the same as the five-year bonds at the time--and bonds maturing in 8-9 years. The fund got a big pick-up in yield from the longer-term bonds, and the short-term notes kept the fund's duration steady.

     Best of all, yields in the eight- to 10-year area fell faster than other maturities, so we earned more price gains than we would have gotten if we'd stayed with five-year bonds.

YOU NEARLY DOUBLED YOUR HOLDINGS OF BBB-RATED BONDS IN THE PAST YEAR (FROM 7% TO 13% OF THE PORTFOLIO). WHAT'S THE ATTRACTION?

     It was another way to add yield to the portfolio. The yield difference between AAA bonds and bonds rated AA and A has narrowed, but you can still pick up quite a bit of extra yield on BBB bonds.

     For example, we recently bought some BBB hospital bonds. Hospital bonds have been under pressure for the past couple of years, and it pays to be selective in this area of the market. But our credit research team has very high standards, so the bonds we've added are solid from a credit standpoint, and they have yields that are more than 100 basis points (1%) higher than AAA bonds.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR CALIFORNIA LIMITED-TERM TAX-FREE?

     We're in the process of shortening the fund's duration back to a neutral position. A fair amount of new supply is being issued in California this fall, which should push yields a little higher. In addition, shorter-term municipal bonds have performed very well in the last six months and now look relatively expensive compared with other bonds, such as corporate and government agency securities.

     Longer term, though, we think interest rates are likely to trend lower. After six short-term interest rate hikes since the middle of last year, the Federal Reserve appears to be on hold. We also expect the rising price of oil, which recently hit a 10-year high, to crimp consumer and business spending, which in turn should slow economic growth both here and abroad.

     With that scenario in mind, we'll look to extend the fund's duration back out to the upper end of its range later this year.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                  % OF FUND INVESTMENTS
                 AS OF             AS OF
                8/31/00           2/29/00
AAA               50%               57%
AA                22%               17%
A                 15%               16%
BBB               13%               10%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 34 for more information.

TOP FIVE SECTORS (AS OF 8/31/00)
                  % OF FUND INVESTMENTS
COPS/LEASES                 22%
GO                          20%
HOSPITAL REVENUE             9%
HOUSING REVENUE              8%
ELECTRIC REVENUE             6%

TOP FIVE SECTORS (AS OF 2/29/00)
                  % OF FUND INVESTMENTS
COPS/LEASES                 21%
GO                          18%
HOSPITAL REVENUE            10%
PREREFUNDED/ETM              8%
ELECTRIC REVENUE             8%

Investment terms are defined in the Glossary on pages 35-36.


                                                www.americancentury.com      7


California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 94.3%

CALIFORNIA -- 84.1%
               $1,235,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.50%, 7/1/03                         $  1,226,344
                2,450,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.80%, 7/1/06                            2,435,447
                  400,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Odd Fellows Home), 4.40%,
                              8/15/02                                    400,772
                  400,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Odd Fellows Home), 4.55%,
                              8/15/03                                    402,464
                  425,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Odd Fellows Home), 4.65%,
                              8/15/04                                    429,348
                1,145,000  California Educational Facilities
                              Auth. Rev., (Pepperdine
                              University), 5.125%, 1/15/02
                              (AMBAC)                                  1,162,816
                1,710,000  California Educational Facilities
                              Auth. Rev., Series 1997 A,
                             (University of Southern
                              California), 5.60%, 10/1/01              1,740,575
                1,910,000  California Educational Facilities
                              Auth. Rev., Series 1997 A,
                             (University of Southern
                              California), 5.60%, 10/1/03              1,999,732
                  395,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.45%, 4/1/02                   400,953
                  420,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.55%, 4/1/03                   430,571
                  440,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.65%, 4/1/04                   455,743
                  465,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.75%, 4/1/05                   485,776
                1,000,000  California Health Facilities
                              Financing Auth. Rev., (Sisters
                              Providence), 5.25%, 10/1/01              1,011,550

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,750,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.50%, 11/1/01(1)          $  1,780,695
                1,965,000  California Mobilehome Park
                              Financing Auth. Rev., Series
                              2000 A, (Union City Tropics),
                              4.80%, 8/15/06 (ACA)                     1,977,085
                1,000,000  California Public Works Board
                              Lease Rev., Series 1997 A,
                              (California Community Colleges),
                              5.00%, 4/1/02                            1,015,080
                2,325,000  California State GO, 6.10%,
                              2/1/02 (AMBAC)                           2,392,960
                2,000,000  California State GO, 6.35%,
                              11/1/04 (FGIC)                           2,176,600
                1,000,000  California State GO, 7.50%,
                              10/1/07 (MBIA)                           1,201,690
                4,275,000  California State GO, 6.50%,
                              2/1/08                                   4,888,548
                7,000,000  California State GO, 5.00%,
                              6/1/08                                   7,359,659
                1,485,000  California State Public Works
                            Board Lease Rev., Series
                              1994 A, (Community College
                              Projects), 9.00%, 10/1/03                1,692,039
                1,750,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.25%, 2/1/04               1,755,285
                2,825,000  Central Valley Financing Auth.
                              Cogeneration Project Rev.,
                              (Carson Ice General), 4.50%,
                              7/1/01 (MBIA)                            2,838,758
                6,200,000  East Bay-Delta Housing &
                              Finance Agency Lease Rev.,
                              Series 2000 A, (Lease
                              Purchase Project), 4.75%,
                              6/1/05 (MBIA)                            6,361,199
                1,000,000  Encinitas Unified School District
                              COP, 5.00%, 9/1/01                       1,007,800
                1,000,000  Foothill/Eastern Corridor Agency
                             Toll Road Rev., 5.00%,
                              1/15/06 (MBIA)                           1,043,200
                2,000,000  Lake Elsinore Recreation Auth.
                              Rev., Series 2000 A, (Public
                              Facilities Project), 4.60%,
                              2/1/02 (LOC: California State
                              Teacher's Retirement System)             1,999,920
                2,955,000  Los Angeles Building Auth. Lease
                              Rev., Series 1995 A, 5.30%,
                              5/1/01                                   2,979,940
                  500,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Parking Project), 4.75%,
                              7/1/07 (ACA)                               505,640
                  615,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Parking Project),
                              4.875%, 7/1/08 (ACA)                       625,375


8      1-800-345-2021                         See Notes to Financial Statements


California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $4,875,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation Rev., Series 1997 I,
                              (Central Business District),
                              5.00%, 11/15/01                       $  4,903,226
                1,750,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              1998 B, (California Equipment
                              Program), 4.00%, 12/1/00                 1,747,830
                2,380,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              1999 A, (California Equipment
                              Program), 4.70%, 6/1/02                  2,388,378
                1,045,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              1999 A, (California Equipment
                              Program), 4.875%, 12/1/02                1,052,451
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/02
                              (AMBAC)                                  1,034,120
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/05
                              (AMBAC)                                  1,080,000
                2,645,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                              (Proposition A), 5.50%, 7/1/02
                              (MBIA)                                   2,716,891
                1,360,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1996 A, 6.00%, 9/1/04
                              (MBIA)                                   1,457,811
                4,000,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1997 A, (Regional Park
                              and Open Space District),
                              5.00%, 10/1/01                           4,045,880
                1,000,000  Los Angeles County Schools
                              Pooled Financing Program GO,
                              Series 2000 B, 5.00%, 10/2/01            1,005,050
                1,110,000  Los Angeles Wastewater System
                              Rev., Series 1996 A, 6.00%,
                              2/1/03 (FGIC)                            1,160,738
                1,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 6.375%, 7/1/02                     1,039,100
                2,000,000  Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1997 G, (San Juan),
                              5.50%, 7/1/01 (MBIA)                     2,025,960
                1,500,000  Murrieta Valley Unified School
                              District GO, Series 1998 A,
                              5.15%, 9/1/13 (FGIC)(2)                    790,860
                2,970,000  Orange County Recovery COP,
                              Series 1996 A, 6.00%, 7/1/08
                              (MBIA)                                   3,322,480
                1,230,000  Orange County Rev., Series
                              1995 A, (Recovery), 6.00%,
                              6/1/08 (MBIA)                            1,373,787

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,300,000  Pacific Housing & Finance Agency
                              Lease Rev., Series 1999 A,
                              (Pass Thru Obligation-Lease
                              Purchase), 4.625%, 12/1/04
                              (MBIA)                                $  2,315,548
                2,000,000  Poway Unified School District
                              Special Tax Rev., (Community
                              Facilities District No. 1), 5.00%,
                              10/1/07 (MBIA)                           2,105,220
                1,500,000  Riverside Electric Rev., 6.00%,
                             10/1/01, Prerefunded at
                              100% of Par(1)                           1,532,475
                1,475,000  Riverside Water Rev., 6.00%,
                             10/1/01, Prerefunded at
                              100% of Par(1)                           1,506,934
                1,000,000  Sacramento County Sanitation
                              District Auth. Rev., Series
                              2000 A, 4.60%, 12/1/02                   1,014,350
                1,000,000  Sacramento County Sanitation
                              District Auth. Rev., Series
                              2000 A, 4.70%, 12/1/03                   1,022,460
                3,800,000  Sacramento County Sanitation
                              District Auth. Rev., Series
                              2000 A, 5.10%, 12/1/09                   4,046,164
                1,000,000  Sacramento Schools Insurance
                              Auth. Rev., Series 1993 C,
                              (Workers Compensation
                              Program), 5.75%, 6/1/03(1)               1,017,980
                1,000,000  San Bernardino County COP,
                             Series 1995 A, (Medical
                              Center Financing), 5.20%,
                              8/1/04 (MBIA)                            1,042,520
                5,000,000  San Diego Unified School District
                            GO, Series 2000 A, 5.25%,
                              10/4/01                                  5,051,100
                1,085,000  Santa Barbara County COP,
                              4.90%, 3/1/01                            1,089,329
                3,120,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              2000 B, (Multiple Facilities),
                              5.50%, 5/15/04 (AMBAC)                   3,278,964
                2,000,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              2000 B, (Multiple Facilities),
                              5.50%, 5/15/07 (AMBAC)                   2,158,320
                1,025,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 5.00%,
                              12/1/01                                  1,026,333
                1,075,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 4.80%,
                              12/2/02                                  1,071,162
                1,240,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 5.00%,
                              12/1/05                                  1,213,390
                1,070,000  Tehachapi COP, (Installment Sale),
                              4.80%, 11/1/04 (FSA)                     1,101,875
                3,175,000  Whittier Health Facility Rev.,
                              (Presbyterian Intercommunity),
                              5.50%, 6/1/02 (MBIA)                     3,254,788
                                                                    ------------
                                                                     122,177,038
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      9


California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
PUERTO RICO -- 7.7%
               $1,000,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1995 W, 6.50%,
                              7/1/05 (MBIA)                         $  1,101,660
                1,500,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1999 FF, 5.25%,
                              7/1/09 (MBIA)                            1,596,345
                1,775,000  Puerto Rico Municipal Finance
                            Agency GO, Series 1999 A,
                              5.00%, 8/1/02                            1,799,034
                3,300,000  Puerto Rico Municipal Finance
                            Agency GO, Series 1999 A,
                              5.00%, 8/1/03 (FSA)                      3,381,213
                1,000,000  Puerto Rico Municipal Finance
                            Agency GO, Series 1999 B,
                              5.00%, 8/1/01                            1,007,130
                2,250,000  Puerto Rico Municipal Finance
                            Agency GO, Series 1999 B,
                              5.00%, 8/1/05 (FSA)                      2,334,690
                                                                    ------------
                                                                      11,220,072
                                                                    ------------
U.S. VIRGIN ISLANDS -- 2.5%
                1,000,000  Virgin Islands Public Finance
                              Auth. Rev., Series 1992 A,
                              (Matching Fund Loan Notes),
                              7.25%, 10/1/02, Prerefunded
                              at 102% of Par(1)                        1,080,300

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,500,000  Virgin Islands Public Finance
                              Auth. Rev., Series 1998 C,
                              5.50%, 10/1/07                        $  1,530,315
                1,000,000  Virgin Islands Water & Power
                              Auth. Electric System Rev.,
                              5.00%, 7/1/02                            1,004,010
                                                                    ------------
                                                                       3,614,625
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           137,011,735
                                                                    ------------
   (Cost $134,633,877)

SHORT-TERM MUNICIPAL SECURITIES -- 5.7%

CALIFORNIA -- 5.7%
                4,000,000  Koch Certificates Trust 1999-2
                            Rev., VRDN, 4.23%, 9/7/00
                              (AMBAC) (SBBPA: State Street
                              Bank & Trust Co.) (Acquired
                              8/30/00, Cost $4,000,000)(3)             4,000,000
                4,300,000  Orange County Sanitation
                              Districts COP, Series 2000 B,
                              VRDN, 3.60%, 9/1/00                      4,300,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  8,300,000
                                                                    ------------
   (Cost $8,300,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $145,311,735
                                                                    ============
   (Cost $142,933,877)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 2000.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2000, was $4,000,000 which represented 2.8% of net assets.


10      1-800-345-2021                        See Notes to Financial Statements


California Intermediate-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2000

               CALIFORNIA                          CALIF. INTERMEDIATE
               INT.-TERM     LEHMAN 5-YEAR       MUNICIPAL DEBT FUNDS(2)
                TAX-FREE        GO INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      6.00%            4.71%            5.92%             --
1 YEAR           6.95%            5.33%            6.55%         7 OUT OF 29
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          4.86%            4.77%            4.63%        11 OUT OF 27
5 YEARS          5.35%            4.95%            5.18%         8 OUT OF 20
10 YEARS         6.39%            6.31%            6.18%         1 OUT OF 2

The fund's inception date was 11/9/83.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 34-35 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 8/31/00
California Intermediate-Term
   Tax-Free                       $18,586
Lehman 5-Year GO Index            $18,433

                    California
                 Intermediate-Term   Lehman 5-Year
                     Tax-Free          GO Index
DATE                  VALUE              VALUE
8/31/1990            $10,000            $10,000
8/31/1991            $10,974            $11,009
8/31/1992            $11,981            $12,103
8/31/1993            $13,230            $13,173
8/31/1994            $13,377            $13,389
8/31/1995            $14,325            $14,476
8/31/1996            $15,011            $15,026
8/31/1997            $16,121            $16,030
8/31/1998            $17,249            $17,122
8/31/1999            $17,377            $17,501
8/31/2000            $18,586            $18,433

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year General Obligation Index is provided for comparison in each graph. California Intermediate-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

                  California
               Intermediate-Term     Lehman 5-Year
                   Tax-Free            GO Index
DATE                RETURN              RETURN
8/31/1991            9.74%              10.09%
8/31/1992            9.18%               9.93%
8/31/1993           10.42%               8.83%
8/31/1994            1.11%               1.64%
8/31/1995            7.09%               8.12%
8/31/1996            4.79%               3.80%
8/31/1997            7.39%               6.10%
8/31/1998            7.00%               6.80%
8/31/1999            0.74%               2.21%
8/31/2000            6.95%               5.33%


                                                www.americancentury.com      11


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Robert Miller]

     An interview with Robert Miller, a portfolio manager on the California Tax-Free and Municipal funds investment team. Robert--who has 12 years experience in municipal finance, including 10 years as a credit analyst--replaced Colleen Denzler, who was promoted to take on greater management responsibilities.

HOW DID CALIFORNIA INTERMEDIATE-TERM TAX-FREE PERFORM IN THE FISCAL YEAR ENDED AUGUST 31, 2000?

     The portfolio performed well, returning 6.95% and ranking in the top quartile of the 29 "California Intermediate Municipal Debt Funds" tracked by Lipper Inc. California Intermediate-Term Tax-Free's returns also compared favorably with those of the Lipper group for the three-, five-, and 10-year time horizons (see the previous page).

WHAT WERE THE KEYS TO THE FUND'S OUTPERFORMANCE?

     One key factor was that our expenses were lower than average, which gave us a leg up on the competition. In addition, we enhanced performance by actively managing the portfolio's duration and maturity structure to capitalize on supply and demand imbalances in the market. Lastly, our value-oriented approach to security selection meant we were able to purchase high-quality, uninsured bonds that enhanced the fund's yield.

CAN YOU TELL US A LITTLE MORE ABOUT DURATION AND HOW YOU MANAGED IT?

     Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. The longer the duration, the more a bond or fund's price fluctuates when rates change. So ideally, you want a longer duration when rates fall and a shorter duration when rates rise.

     Earlier in 2000, we managed our duration conservatively in anticipation of rising rates. But as rates rose, we began to see more attractive values and better return potential in bonds with longer maturities. In addition, the summer months typically see fairly tight supply, which often leads to higher prices on California bonds. As a result, we began extending the portfolio's duration in March. Having a longer duration helped returns in recent months, when interest rates fell and California municipal bond prices rose.

WHAT TYPES OF BONDS DID YOU BUY TO EXTEND DURATION?

     We purchased both 20-year non-callable zero-coupon bonds and discount bonds (securities that trade below par and have interest coupons below prevailing market rates). These bonds tend to have better performance characteristics in a declining interest rate environment. That's because zero-coupon bonds tend to have longer durations, while non-callable and discount bonds give us "call protection."

     Call protection is important because many municipal bonds can be "called," or paid off by the issuer before their maturity date. That means that when market rates fall below a bond's coupon rate, the bond trades to its call date, effectively shortening its duration. So having this call protection helped us maintain a longer duration as rates declined.

[left margin]

"HAVING A LONGER DURATION HELPED RETURNS IN RECENT MONTHS, WHEN INTEREST RATES FELL."

YIELDS AS OF AUGUST 31, 2000
30-DAY SEC YIELD                4.01%
30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET           6.14%
   37.42% TAX BRACKET           6.41%
   41.95% TAX BRACKET           6.91%
   45.22% TAX BRACKET           7.32%

PORTFOLIO AT A GLANCE
                         8/31/00      8/31/99
NUMBER OF SECURITIES       147          153
WEIGHTED AVERAGE
   MATURITY              8.4 YRS      8.3 YRS
AVERAGE DURATION         5.5 YRS      5.7 YRS
EXPENSE RATIO             0.51%        0.51%

Investment terms are defined in the Glossary on pages 35-36.


12      1-800-345-2021


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     But the flip side to this strategy is that zeros can have a very large impact on duration, while discount bonds lose their attractive characteristics as their coupons get closer to the prevailing interest rate. Consequently, we limited our purchase of zeros and sold our discount bonds as they approached par. We used the proceeds from these sales to buy securities with better yield and performance characteristics and to adjust the fund's maturity structure.

HOW DID YOU STRUCTURE THE PORTFOLIO?

     Early in the period, we used a bullet maturity structure, clustering the maturities of the bonds in the portfolio between seven and 12 years. That benefited the fund as rates rose through about mid-May because bonds with maturities in this part of the curve held their value better than longer-term securities.

     But in the last several months, we moved to a barbell structure, or one that's light in bonds with maturities from seven to 12 years and heavy in securities with three- and 20-year maturities. The longer-term discount bonds enhanced returns as rates declined, while our shorter-term premium securities (bonds with coupons above the prevailing rate) helped us balance out our duration and increase our tax-free income distribution to shareholders.

YOU ALSO MENTIONED YOUR VALUE-ORIENTED APPROACH TO MANAGING THE FUND. CAN YOU GIVE US AN EXAMPLE OF A VALUE PLAY YOU MADE?

     Sure. We use a team-oriented management approach--portfolio managers work hand-in-hand with our municipal credit analysts to try to find what we think are the best values in the market. A good example of how our credit and management teams work together is our approach to health care bonds. We generally avoided hospital and other health care bonds in recent years--the financial health of these institutions was damaged as they struggled to deal with industry reforms.

     But in recent months, we began to see what we believe are compelling values in a handful of select health care issues. As a result, we've taken a modest position in health care bonds, carefully picking over this beaten-up sector to selectively add yield and find what we think are some very good values.

WHAT'S YOUR OUTLOOK FOR THE CALIFORNIA MUNICIPAL MARKET?

     We're generally optimistic about the market. First, we've begun to see signs that economic growth is moderating, so it's possible the Fed's work on interest rates is done for the rest of the year. Second, supply and demand trends should continue to be positive for California bonds.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

     Our strategy going forward will be to continue to look for opportunities to enhance returns by actively managing the fund's duration and maturity structure. In addition, we'll continue to work with our experienced credit research team to look for value in high-quality, uninsured bonds.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                       AS OF             AS OF
                      8/31/00           2/29/00
AAA                     73%               66%
AA                      17%               22%
A                        8%               10%
BBB                      2%                2%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 34 for more information.

TOP FIVE SECTORS (AS OF 8/31/00)
                        % OF FUND INVESTMENTS
COPS/LEASES                       24%
GO                                17%
WATER AND SEWER REVENUE           12%
ELECTRIC REVENUE                   8%
SALES TAX REVENUE                  6%

TOP FIVE SECTORS (AS OF 2/29/00)
                        % OF FUND INVESTMENTS
COPS/LEASES                       26%
GO                                20%
WATER AND SEWER REVENUE           10%
SALES TAX REVENUE                 10%
ELECTRIC REVENUE                   8%

Investment terms are defined in the Glossary on pages 35-36.


                                                www.americancentury.com      13


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES -- 97.4%

CALIFORNIA -- 90.4%
               $4,845,000  Alameda County COP, (Santa Rita
                              Jail), 5.375%, 6/1/09 (MBIA)          $  5,234,005
                2,685,000  Alisal Unified School District GO,
                              Series 2000 A, 6.38%, 5/1/24
                              (FGIC)(1)                                  712,492
                2,450,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.80%, 7/1/06                            2,435,447
                4,060,000  Burbank Redevelopment Agency
                              Tax Allocation Rev., (West Olive),
                              6.50%, 12/1/01 (AMBAC)                   4,186,510
                2,145,000  California Educational Facilities
                              Auth. Rev., (University of San
                              Diego), 6.75%, 10/1/00 ,
                              Prerefunded at 102% of Par
                              (MBIA)(2)                                2,192,662
                1,240,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 6.125%, 4/1/13                1,315,454
                1,605,000  California Educational Facilities
                              Auth. Rev., Series 2000 B,
                              (Pooled College & University
                              Projects), 6.625%, 6/1/20                1,695,169
                1,045,000  California Health Facilities
                              Financing Auth. Rev., (Valley
                              Presbyterian Hospital), 5.25%,
                              5/1/03 (MBIA)                            1,076,998
                1,745,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.625%, 11/1/02(2)            1,803,737
                3,145,000  California Health Facilities
                              Financing Auth. Rev., Series
                             1995 A, (Insured Health
                              Facility), 6.00%, 7/1/04
                              (AMBAC)                                  3,356,501
                1,000,000  California Infrastructure &
                            Economic Development Bank
                              Rev., Series 2000 A, (Scripps
                              Research Institute), 5.625%,
                              7/1/20                                   1,023,420
                1,075,000  California Mobilehome Park
                              Financing Auth. Rev., Series
                              2000 A, (Union City Tropics),
                              5.375%, 8/15/14 (ACA)                    1,071,313
                4,520,000  California Public Works Board
                             Lease Rev. COP, Series
                              1992 A, (Archives Building
                              Project), 6.20%, 12/1/05
                              (AMBAC)                                  4,969,514
                1,000,000  California Public Works Board
                             Lease Rev. COP, Series
                              1992 A, (Various University of
                              California Projects), 5.90%,
                              12/1/03 (AMBAC)                          1,057,950

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $3,000,000  California Public Works Board
                             Lease Rev. COP, Series
                              1994 A, (Various University of
                              California Projects), 6.15%,
                              11/1/04                               $  3,264,870
                4,000,000  California Public Works Board
                             Lease Rev. COP, Series
                              1998 A, (California Community
                              Colleges), 5.25%, 12/1/12
                              (AMBAC)                                  4,211,040
                1,270,000  California Public Works Board
                             Lease Rev. COP, Series
                              1993 B, (Various California
                              Universities), 5.55%, 6/1/10
                              (MBIA)                                   1,388,377
                5,000,000  California Rural Home Mortgage
                              Financing Auth. Lease Rev.,
                              Series 1996 A, 4.45%, 8/1/01
                              (MBIA)                                   5,012,300
                4,795,000  California State Department of
                              Water Resource Central Valley
                              Project Rev., Series 1992 J-2,
                              5.80%, 12/1/04                           5,127,965
                2,200,000  California State Department of
                              Water Resource Central Valley
                              Project Rev., Series 1995 O,
                              5.00%, 12/1/22                           2,101,726
                2,000,000  California State Department of
                              Water Resource Central Valley
                              Project Rev., Series 1998 U,
                              5.125%, 12/1/12                          2,082,060
                1,000,000  California State Department of
                              Water Resources Center Valley
                              Project Rev., Series 1997 S,
                             (Water Systems), 5.00%,
                              12/1/22                                    957,840
                1,855,000  California State GO, 7.00%,
                              11/1/06 (FGIC)                           2,140,447
                2,000,000  California State GO, 6.40%,
                              9/1/07                                   2,269,020
                4,000,000  California State GO, 7.50%,
                              10/1/07 (MBIA)                           4,806,760
                2,475,000  California State GO, 8.00%,
                              11/1/07 (FGIC)                           2,899,166
                4,080,000  California State GO, 6.00%,
                              10/1/09                                  4,605,014
                3,350,000  California State GO, 5.75%,
                              4/1/10                                   3,707,311
                3,725,000  California State GO, 5.00%,
                              10/1/17                                  3,697,361
                2,500,000  California State GO, 5.00%,
                              10/1/18 (AMBAC)                          2,466,225
                8,000,000  California Statewide Communities
                              Development Auth. COP,
                              (California Lutheran Homes),
                              5.375%, 11/15/06(2)                      8,528,559
                2,385,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 6.50%,
                              7/1/03(2)                                2,542,720


14      1-800-345-2021                        See Notes to Financial Statements


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,500,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 5.25%,
                              7/1/11                                $  2,605,600
                2,180,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 5.00%,
                              7/1/12                                   2,202,345
                2,545,000  Capistrano Unified Public
                              Financing Auth. Special Tax
                              Rev., Series 1996 A, (First Lien),
                              6.00%, 9/1/06 (AMBAC)                    2,796,344
                5,000,000  Central Coast Water Auth. Rev.,
                              Series 1996 A, (State Water
                              Regulation Facilities), 5.00%,
                              10/1/22 (AMBAC)                          4,847,000
                2,075,000  Chabot Las Positas Community
                              College District COP, 5.50%,
                              12/1/10 (FSA)                            2,244,611
                2,465,000  Claremont Unified School District
                            GO, Series 2000 A, 5.25%,
                              8/1/24 (MBIA)                            2,430,194
                2,000,000  Contra Costa County COP, 5.25%,
                              2/1/21 (AMBAC)                           1,991,220
                5,435,000  Contra Costa Transportation Auth.
                              Sales Tax Rev., Series 1993 A,
                              6.00%, 3/1/05 (FGIC)                     5,863,549
                1,065,000  Contra Costa Water District Rev.,
                              Series 1990 A, 7.00%,
                             10/1/00, Prerefunded at
                              102% of Par(2)                           1,088,856
                1,220,000  Coronado Community
                              Development Agency Tax
                              Allocation Rev., 6.00%, 9/1/08
                              (FSA)                                    1,348,588
                2,570,000  East Bay Municipal Utility District
                            Water System Rev., 6.00%,
                              06/1/05                                  2,696,213
               10,000,000  East Bay-Delta Housing &
                              Finance Agency Lease Rev.,
                              Series 2000 A, (Lease
                              Purchase Project), 4.75%,
                              6/1/05 (MBIA)                           10,259,999
                1,150,000  Fairfield GO, 5.25%, 9/28/01                1,158,982
                5,420,000  Fresno Special Tax Rev.,
                              (Community Facilities District
                              No. 3), 4.75%, 9/1/05 (LOC:
                              Rabobank International)                  5,423,577
                1,285,000  Garden Grove Agency Community
                              Development Tax Allocation
                              Rev., 5.30%, 10/1/02                     1,300,870
                2,000,000  Hayward COP, (Civic Center),
                              5.25%, 8/1/26 (MBIA)                     1,962,420
                7,350,000  Imperial Irrigation District COP,
                              (Electrical System), 6.50%,
                              11/1/07 (MBIA)                           8,408,326
                1,010,000  Inglewood Redevelopment
                              Agency Tax Allocation Rev.,
                             Series 1998 A, (Merged
                              Redevelopment), 5.25%,
                              5/1/23 (AMBAC)                           1,007,930

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,715,000  Irvine Unified School District
                              Special Tax Rev., (Community
                              Facilities District No. 86-1),
                              5.50%, 11/1/10 (AMBAC)                $  2,944,309
                2,300,000  Los Angeles Airport Rev., Series
                             1995 A, 6.00%, 5/15/05
                              (FGIC)                                   2,487,680
                4,000,000  Los Angeles Capital Asset Lease
                              Rev. COP, 5.875%, 12/1/05
                              (AMBAC)                                  4,336,920
                1,030,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Parking Project), 5.30%,
                              7/1/13 (ACA)                             1,048,025
                1,085,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Parking Project),
                              5.375%, 7/1/14 (ACA)                     1,102,740
                1,260,000  Los Angeles Community
                            Redevelopment Agency Tax
                              Allocation Rev., Series 1998 C,
                            (Hollywood Redevelopment
                              Project), 5.50%, 7/1/17
                              (MBIA)                                   1,324,424
                1,155,000  Los Angeles Convention and
                              Exhibition Center Auth. Lease
                              Rev. COP, Series 1993 A,
                              6.00%, 8/15/10 (MBIA)                    1,306,132
                1,300,000  Los Angeles COP, Series
                            2000 A, (American Academy
                              of Dramatic Arts), 4.70%,
                              11/1/05 (LOC: Allied Irish
                              Bank PLC)                                1,311,791
                2,785,000  Los Angeles County Capital
                              Asset Leasing Corp. Rev. COP,
                              Series 1999 A, (California
                              Equipment Program), 4.60%,
                              12/1/01                                  2,788,342
                3,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                             (Proposition A), 5.25%,
                              7/2/12 (MBIA)                            3,131,850
                2,000,000  Los Angeles County Sanitation
                              Districts Financing Auth. Rev.,
                            Series 1993 A, (Capital),
                              5.20%, 10/2/05                           2,100,420
                2,900,000  Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.00%,
                              7/1/01                                   2,943,674
                4,665,000  Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.20%,
                              7/1/03                                   4,910,846
                2,000,000  Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.25%,
                              7/1/04                                   2,106,000


See Notes to Financial Statements               www.americancentury.com      15


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,500,000  Los Angeles County
                            Transportation Commission
                              Sales Tax Rev., Series 1991 A,
                              (Proposition A), 6.40%,
                              7/2/01, Prerefunded at 102%
                              of Par(2)                             $  2,598,700
                3,515,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              (Proposition C), 6.20%, 7/1/04           3,763,194
                3,765,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              (Proposition C), 6.40%, 7/1/06           4,171,884
                1,000,000  Los Angeles Department of Water
                              and Power Waterworks Rev.,
                              6.30%, 4/15/06 (FGIC)                    1,052,290
                1,000,000  Los Angeles Unified School
                              District GO, Series 1997 A,
                              6.00%, 7/1/15 (FGIC)                     1,119,990
                3,115,000  Los Angeles Unified School
                              District GO, Series 1999 C,
                              5.50%, 7/1/12 (MBIA)(2)                  3,353,702
                8,000,000  Los Angeles Unified School
                              District GO, Series 2000 D,
                              5.625%, 7/1/14 (FGIC)                    8,573,519
                4,780,000  Los Angeles Wastewater System
                              Rev., Series 1992 B, 6.20%,
                              6/1/02, Prerefunded at 102%
                              of Par (AMBAC)(2)                        5,047,823
                1,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 6.625%, 7/1/01,
                              Prerefunded at 102% of Par(2)            1,041,130
                3,500,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 8.00%, 7/1/08                      4,373,075
                1,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1993 A, 5.75%,
                              7/1/21                                   1,064,770
                2,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1999 A, 5.40%,
                              7/1/14                                   2,109,680
                1,700,000  Modesto Irrigation District
                              Financing Auth. Rev., Series
                             1996 A, 5.80%, 10/1/11
                              (MBIA)                                   1,847,560
                1,100,000  Mojave Water Agency
                            Improvement District GO,
                             (Morongo Basin), 5.40%,
                              9/1/08 (FGIC)                            1,185,602
                1,900,000  Morgan Hill Unified School District
                              GO, 5.75%, 8/1/17 (FGIC)                 2,029,409
                1,110,000  Ontario Redevelopment Financing
                              Auth. Local Agency Rev., Series
                              1995 A, 5.80%, 9/2/06 (FSA)              1,181,972
                5,000,000  Orange County Recovery COP,
                              Series 1996 A, 6.00%, 7/1/06
                              (MBIA)                                   5,481,349

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,500,000  Orange County Recovery COP,
                              Series 1996 A, 6.00%, 7/1/07
                              (MBIA)                                $  1,663,065
                1,330,000  Oxnard Harbor District Rev.,
                              7.00%, 8/1/04 (FSA)                      1,470,475
                2,645,000  Petaluma City Joint Union High
                              School District GO, Series
                              2000 F, 5.25%, 8/1/24 (FSA)              2,607,653
                1,650,000  Placer Union High School District
                            GO, Series 2000 A, 6.33%,
                              8/1/20 (FGIC)(1)                           556,199
                2,125,000  Placer Union High School District
                            GO, Series 2000 A, 6.37%,
                              8/1/22 (FGIC)(1)                           634,058
                1,000,000  Ramona Municipal Water District
                               COP, 6.90%, 10/1/01
                              (AMBAC)                                  1,022,300
                2,500,000  Rancho Water District Financing
                              Auth. Rev., 4.70%, 9/15/01
                              (LOC: Toronto-Dominion Bank)             2,494,700
                1,060,000  Redding Joint Powers Financing
                              Auth. Electric System Rev.,
                              Series 1996 A, 6.25%, 6/1/07
                              (MBIA)                                   1,190,126
                1,010,000  Richmond Joint Powers Financing
                              Auth. Rev., Series 1995 A,
                              5.30%, 5/15/06                           1,052,511
                2,080,000  Riverside County Public Financing
                              Auth. Special Tax Rev., Series
                              1995 A, 5.25%, 9/1/04
                              (MBIA)                                   2,174,848
                1,225,000  Riverside County Transportation
                              Commission Sales Tax Rev.,
                              Series 1993 A, 5.60%,
                              6/1/05 (AMBAC)                           1,306,487
                1,025,000  Rocklin Unified School District
                              Community Facilities District
                              Special Tax Rev., (Project
                              No. 1), 5.20%, 9/1/09 (MBIA)             1,089,380
                2,890,000  Rocklin Unified School District
                              Community Facilities District
                              Special Tax Rev., (Project
                              No. 1), 6.05%, 9/1/21
                              (AMBAC)(1)                                 916,361
                1,835,000  Rocklin Unified School District
                              Community Facilities District
                              Special Tax Rev., (Project
                              No. 1), 6.07%, 9/1/22
                              (AMBAC)(1)                                 547,344
               15,000,000  Sacramento City Financing Auth.
                              COP, Series 1993 A, 5.40%,
                              11/1/20 (AMBAC)                         15,361,499
                1,000,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                             1992 A, 6.25%, 8/15/10
                              (MBIA)                                   1,149,990
                1,890,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                             1992 C, 5.75%, 11/15/07
                              (MBIA)(2)                                1,984,009


16      1-800-345-2021                        See Notes to Financial Statements


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,820,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                             1992 C, 5.75%, 11/15/07
                              (MBIA)                                $  2,965,174
                3,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1994 H, 5.75%, 1/2/11
                              (MBIA)                                   3,700,270
                3,105,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.70%, 7/1/17
                              (AMBAC)                                  3,348,308
                5,000,000  San Bernardino County COP,
                             Series 1995 A, (Medical
                              Center), 5.75%, 8/1/07 (MBIA)            5,478,099
                5,000,000  San Bernardino County GO,
                              5.50%, 9/28/01                           5,064,750
                7,200,000  San Diego County Water Auth.
                              Rev. COP, Series 1991 A,
                              6.125%, 5/1/03                           7,430,255
                4,000,000  San Diego Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1994 A,
                              6.00%, 4/1/04 (FGIC)                     4,261,000
               10,000,000  San Diego Unified School District
                            GO, Series 2000 A, 5.25%,
                              10/4/01                                 10,102,199
                2,255,000  San Francisco City and County
                              Educational Facilities Unified
                              School District GO, Series
                              1999 B, 5.50%, 6/15/12                   2,412,805
                3,405,000  San Francisco Port Commission
                              Rev., 5.625%, 7/1/02                     3,490,466
                4,580,000  San Jose Financing Auth. Rev.,
                              Series 1993 A, (Convention
                              Center), 6.10%, 9/1/06                   4,742,361
                3,950,000  San Jose Financing Auth. Rev.,
                              Series 1993 C, (Convention
                              Center), 6.00%, 9/1/05                   4,088,171
                3,875,000  San Jose Redevelopment Agency
                              Tax Allocation Rev., Series
                              1992 A, (Merged Area
                              Redevelopment), 6.00%,
                              8/1/02 (MBIA)(2)                         3,965,249
                2,680,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/18
                              (MBIA)                                   2,737,379
                2,500,000  Santa Ana Financing Auth. Rev.,
                              Series 1999 B, (South Harbor
                              Boulevard), 5.125%, 9/1/19
                              (MBIA)                                   2,479,025
                1,015,000  Santa Ana Police Administration
                              COP, Series 1994 A, 5.50%,
                              7/1/07 (MBIA)                            1,080,569
                2,825,000  Santa Clara County Financing
                            Auth. Lease Rev., Series
                              2000 B, (Multiple Facilities
                              Projects), 5.00%, 5/15/02
                              (AMBAC)                                  2,873,986

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,975,000  Santa Clara County Financing
                            Auth. Lease Rev., Series
                              2000 B, (Multiple Facilities
                              Projects), 5.00%, 5/15/03
                              (AMBAC)                               $  3,053,094
                2,075,000  Santa Clara Valley Water District
                              COP, Series 2000 A, 5.20%,
                              2/1/13                                   2,164,993
                1,250,000  Santa Monica-Malibu Unified
                              School District GO, 5.25%,
                              8/1/13                                   1,321,538
                4,825,000  Sonoma Valley Unified School
                              District GO, 5.125%, 8/1/25
                              (FGIC)                                   4,660,226
                1,785,000  South Sutter Water District
                              Hydroelectric Rev. COP, 6.80%,
                              8/1/01 (FGIC)                            1,806,509
                2,285,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/01                2,327,524
                3,090,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              5.625%, 7/1/03 (MBIA)                    3,225,157
                4,065,000  Southern California Rapid Transit
                             District COP, (Workers
                              Compensation), 6.20%,
                              7/1/02 (MBIA)                            4,194,633
                5,000,000  Southern California Rapid Transit
                             District COP, (Workers
                              Compensation), 6.40%,
                              7/1/04 (MBIA)                            5,159,750
                2,000,000  Stanislaus County COP, 5.50%,
                              5/1/06 (MBIA)                            2,139,660
                1,800,000  Sweetwater Auth. Water Rev.,
                              5.25%, 4/1/10 (AMBAC)                    1,925,064
                1,150,000  Taft Public Financing Auth. Lease
                              Rev., Series 1997 A,
                             (Community Correctional
                              Facility), 5.50%, 1/1/06                 1,191,883
                1,950,000  University of California Rev.,
                              (University Medical Center),
                              5.60%, 7/1/09 (AMBAC)                    2,091,005
                2,000,000  University of California Rev.,
                              Series 1994 D, (Multiple
                              Purpose Projects), 6.375%,
                              9/1/02, Prerefunded at 102%
                              of Par (MBIA)(2)                         2,128,780
                1,100,000  University of California Rev.,
                              Series 1994 D, (Multiple
                              Purpose Projects), 6.375%,
                              9/1/02, Prerefunded at 102%
                              of Par (MBIA)(2)                         1,170,829
                9,500,000  University of California Rev.,
                            Series 1998 F, (Multiple
                              Purpose Projects), 5.00%,
                              9/1/22 (FGIC)                            9,114,490
                1,735,000  Watsonville Hospital Insured Rev.,
                              Series 1996 A, (Watsonville
                              Community Hospital), 5.45%,
                              7/1/03 (California Mortgage
                              Insurance)(2)                            1,796,714
                3,980,000  Whittier Health Facility Rev.,
                              (Presbyterian Intercommunity),
                              6.00%, 6/1/06 (MBIA)                     4,343,374


See Notes to Financial Statements               www.americancentury.com      17


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,465,000  Woodland Wastewater System
                              COP, 6.00%, 3/1/06 (AMBAC)            $  1,598,945
                2,500,000  Yuba City Unified School District
                              GO, 6.02%, 9/1/21 (FGIC)(1)                792,700
                2,625,000  Yuba City Unified School District
                              GO, 6.04%, 9/1/22 (FGIC)(1)                782,985
                                                                    ------------
                                                                     401,846,283
                                                                    ------------
PUERTO RICO -- 7.0%
                3,000,000  Puerto Rico Commonwealth
                              Infrastructure Financing Auth.
                            Special Tax Rev., Series
                              1998 A, 5.50%, 7/1/08
                              (AMBAC)                                  3,236,040
                5,790,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1998 DD, 4.50%,
                              7/1/19 (FSA)                             5,168,907
                2,500,000  Puerto Rico Municipal Finance
                            Agency GO, Series 1999 A,
                              5.00%, 8/1/02                            2,533,850
                3,000,000  Puerto Rico Municipal Finance
                            Agency GO, Series 1999 A,
                              5.00%, 8/1/03 (FSA)                      3,073,830
                7,000,000  Puerto Rico Municipal Finance
                            Agency GO, Series 1999 B,
                              5.00%, 8/1/05 (FSA)                      7,263,480
                1,450,000  Puerto Rico Municipal Finance
                            Agency GO, Series 1999 B,
                              6.00%, 8/1/15 (FSA)                      1,581,689

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $3,090,000  Puerto Rico Public Buildings
                              Auth. Rev., Series 1995 A,
                              6.25%, 7/1/09 (AMBAC)                 $  3,510,488
                5,000,000  University of Puerto Rico Auth.
                              Rev., Series 1995 M, 5.25%,
                              6/1/25 (MBIA)                            4,907,850
                                                                    ------------
                                                                      31,276,134
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           433,122,417
                                                                    ------------
   (Cost $417,403,101)

SHORT-TERM MUNICIPAL SECURITIES -- 2.6%
                5,300,000  Irvine Ranch Water District Rev.,
                              Series 1985 B, VRDN, 3.50%,
                              9/1/00 (LOC: KBC Bank, N.V.)             5,300,000
                5,000,000  Koch Certificates Trust 1999-2
                            Rev., VRDN, 4.23%, 9/7/00
                              (AMBAC) (MBIA) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 8/15/00-8/21/00,
                              Cost $5,000,000)(3)                      5,000,000
                1,300,000  Orange County Sanitation
                              Districts COP, Series 2000 B,
                              VRDN, 3.60%, 9/1/00                      1,300,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 11,600,000
                                                                    ------------
   (Cost $11,600,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $444,722,417
                                                                    ============
   (Cost $429,003,101)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 2000.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at August 31, 2000, was $5,000,000 which represented 1.1% of net assets.


18      1-800-345-2021                        See Notes to Financial Statements


California Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 2000

             CALIFORNIA
             LONG-TERM   LEHMAN LONG-TERM   CALIFORNIA MUNICIPAL DEBT FUNDS(2)
              TAX-FREE   MUNICIPAL INDEX     AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)     8.60%        9.56%               8.00%              --
1 YEAR          7.79%        7.34%               6.47%         23 OUT OF 109
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         4.94%        5.09%               4.35%         25 OUT OF 98
5 YEARS         6.24%        6.65%               5.54%         15 OUT OF 85
10 YEARS        7.38%        8.05%               6.83%          8 OUT OF 40

The fund's inception date was 11/9/83.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 34-35 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 8/31/00
California Long-Term Tax-Free           $20,382
Lehman Long-Term Municipal Index        $21,687

                   California
                   Long-Term       Lehman Long-Term
                    Tax-Free        Municipal Index
DATE                  VALUE              VALUE
8/31/1990            $10,000            $10,000
8/31/1991            $11,226            $11,347
8/31/1992            $12,414            $12,775
8/31/1993            $14,154            $14,661
8/31/1994            $14,044            $14,361
8/31/1995            $15,056            $15,715
8/31/1996            $16,076            $16,795
8/31/1997            $17,635            $18,684
8/31/1998            $19,266            $20,647
8/31/1999            $18,910            $20,205
8/31/2000            $20,382            $21,687

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California Long-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)
                  California
                   Long-Term       Lehman Long-Term
                   Tax-Free        Municipal Index
DATE                RETURN              RETURN
8/31/1991           12.26%              13.47%
8/31/1992           10.58%              12.60%
8/31/1993           14.02%              14.76%
8/31/1994           -0.78%              -2.05%
8/31/1995            7.21%               9.43%
8/31/1996            6.77%               6.88%
8/31/1997            9.70%              11.26%
8/31/1998            9.25%              10.51%
8/31/1999           -1.85%              -2.14%
8/31/2000            7.79%               7.34%


                                                www.americancentury.com      19


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]

     An interview with Dave MacEwen, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA LONG-TERM TAX-FREE PERFORM DURING THE YEAR ENDED AUGUST 31, 2000?

     California Long-Term Tax-Free returned 7.79%, beating the 6.47% average return of the 109 "California Municipal Debt Funds" tracked by Lipper Inc.

     The fund's longer-term results were also better than most of its peers. For the three-, five-, and 10-year periods ended August 31, 2000, the fund ranked in at least the top 26% of its peer group (see the previous page for more fund performance comparisons).

     Additionally, California Long-Term Tax-Free produced more federal and state tax-free income than its peers. The fund's 30-day SEC yield as of August 31, 2000, was 4.66%, compared with the 4.34% average of the Lipper category. The fund's yield translates into a tax-equivalent yield of 8.51% for investors in the highest combined state and federal income tax bracket (see the table at left).

WHY DID THE FUND BEAT ITS PEER AVERAGES DURING THE PAST YEAR?

     A key factor in the fund's outperformance was its below-average expenses. For the fiscal year ended August 31, 2000, the fund's expense ratio was 0.51%, compared with the 1.07% average for its Lipper category. All else being equal, lower expenses mean higher yields and returns.

     The fund's performance also was aided by our "coupon barbell" strategy --larger-than-average weightings in premium and discount bonds. Premiums trade above par (face value) and carry interest payments above prevailing market rates. Discount bonds trade below par and carry interest payments below prevailing market rates.

WHAT WAS THE ATTRACTION OF THESE BONDS?

     We favored premium bonds because they boosted the fund's yield. The discount bond side of the barbell resulted from when we bought discounts in early 1999. At the time, we expected falling interest rates in response to global economic weakness. We believed that the discount bonds would provide "call protection" if interest rates fell and calls (bond redemptions by issuers before maturity) became prevalent. This call protection effectively lengthened the duration (heightened the interest rate sensitivity) of the portfolio last year.

     The increasingly long duration of our discount bond holdings detracted from performance when interest rates and bond yields rose for most of 1999. Even so, we were reluctant to sell our discount bonds at distressed prices and abandon a strategy we believed ultimately would benefit the fund.

WAS YOUR PATIENCE REWARDED?

     Yes, it was when the duration of par bonds began to extend dramatically (their interest rate sensitivity increased) as interest rates climbed. Meanwhile, the duration of discount bonds-- which had already extended in earlier months--remained relatively stable, and the duration of premium bonds

[left margin]

"THE FUND'S LONGER-TERM RESULTS WERE BETTER THAN THOSE OF MOST OF ITS PEERS."

YIELDS AS OF AUGUST 31, 2000
30-DAY SEC YIELD                 4.66%
30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET            7.14%
   37.42% TAX BRACKET            7.45%
   41.95% TAX BRACKET            8.03%
   45.22% TAX BRACKET            8.51%

PORTFOLIO AT A GLANCE
                          8/31/00       8/31/99
NUMBER OF SECURITIES        81            90
WEIGHTED AVERAGE
   MATURITY              17.2 YRS      19.3 YRS
AVERAGE DURATION          8.5 YRS       9.4 YRS
EXPENSE RATIO              0.51%         0.51%

Investment terms are defined in the Glossary on pages 35-36.


20      1-800-345-2021


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

extended less than par bonds. As a result, both discounts and premiums outpaced par bonds and helped the fund outperform its peers.

     The market's spring and summer rally also favored our coupon barbell strategy. Here's why: During the rally, par bonds started "trading to their call date," meaning their prices reflected the likelihood that their issuers would redeem them at the first possible call date. That essentially limited par bonds' gains. In contrast, longer-duration discount bonds continued to rally.

WHY DID YOU SELL SOME DISCOUNT BONDS TOWARD THE END OF THE PERIOD?

     We wanted to lock in some of their strong performance and look for more attractive values elsewhere. One place we found value was with bonds rated BBB. In our view, BBB bonds gave us enough additional yield--as much as one half of one percentage point more than an AAA security with a comparable maturity--to compensate for increased credit risk. Although these additions brought the fund's stake in BBB bonds to 9% of net assets, we maintained a high-quality focus with approximately 90% in bonds rated A or higher. The average credit quality of the portfolio as of August 31, 2000, was better than AA.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES  AND BONDS?

     We're reasonably optimistic that the Federal Reserve's six interest rate hikes during the last year or so will have their intended effect of slowing the economy and keeping inflation under wraps. Rising interest rates around the world also reinforce this view. Increasing worker productivity is another factor to be reckoned with. Even the Fed has begun to support the view that, thanks to productivity gains, the economy can enjoy good growth without inflation spiraling out of control.

     The Fed could raise interest rates again before the end of the year if consumer confidence and spending remain persistently strong. However, as oil prices rise, the euro weakens, corporate earnings come under pressure, and the stock market wavers, another rate hike grows increasingly unlikely.

     Municipal supply and demand also offer reasons for optimism. Given municipal issuers' reduced debt issuance needs and the refinancing deterrent caused by higher interest rates earlier this year, we expect the supply of municipals to remain relatively low. If demand remains strong, municipal bond prices should rise.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

     We're likely to keep the fund's duration slightly longer than that of our peers as long as the Fed appears unlikely to raise rates further. We're also comfortable with the fund's credit quality, with the majority of our holdings invested in AAA securities and a small amount in BBB bonds. As always, we'll adhere to our preference for bonds that offer good value since that's the philosophy that's helped us achieve our long-term success.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
              % OF FUND INVESTMENTS
               AS OF        AS OF
              8/31/00      2/29/00
AAA             62%          59%
AA              12%          15%
A               17%          18%
BBB              9%           8%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 34 for more information.

TOP FIVE SECTORS (AS OF 8/31/00)
                          % OF FUND INVESTMENTS
COPS/LEASES                         20%
TAX ALLOCATION REVENUE              13%
GO                                  10%
HOSPITAL REVENUE                     9%
PREREFUNDED/ETM                      7%

TOP FIVE SECTORS (AS OF 2/29/00)
                          % OF FUND INVESTMENTS
COPS/LEASES                         21%
GO                                  14%
TAX ALLOCATION REVENUE              13%
HOSPITAL REVENUE                     9%
PREREFUNDED/ETM                      7%

Investment terms are defined in the Glossary on pages 35-36.


                                                www.americancentury.com      21


California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 96.1%

CALIFORNIA -- 94.8%
             $  2,300,000  Alameda County COP, 6.80%,
                              6/15/17 (MBIA)(1)                     $    945,599
                5,400,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              5.125%, 7/1/18                           4,872,744
                1,000,000  Blythe Redevelopment No. 1 Tax
                              Allocation, 5.80%, 5/1/28                  973,720
                2,700,000  Brea Public Finance Auth. Rev.
                              Tax Allocation, (Project AB),
                              7.00%, 8/1/15 (MBIA)                     2,818,530
                1,220,000  Brea Redevelopment Agency Tax
                            Allocation, (Project AB),
                              6.125%, 8/1/13 (MBIA)                    1,292,419
                4,000,000  California Educational Facilities
                             Auth. Rev., (Pepperdine
                              University), 5.75%, 9/15/30              4,107,080
                1,500,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 6.30%, 4/1/21                 1,555,905
                1,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1988 A, (H.M. Newhall
                              Memorial Hospital), 8.00%,
                              10/1/18 (California Mortgage
                              Insurance)                               1,504,635
                3,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/09(1)                        1,943,820
                2,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1991 B, (Adventist Health),
                              6.75%, 3/1/14 (MBIA)                     2,578,350
                2,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1992 A, (California Mortgage
                              Insurance), 6.75%, 3/1/20                2,089,040
                1,290,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1992 C, (AIDS Healthcare
                              Foundation), 6.25%, 9/1/17
                              (California Mortgage Insurance)          1,343,329
                5,165,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 C, (St. Francis Memorial
                              Hospital), 5.875%, 11/1/23(2)            5,447,939
                3,770,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1994 G, 7.25%, 8/1/17             3,861,686
                1,115,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1995 C, 6.80%, 8/1/17             1,150,490
                1,290,000  California Housing Finance
                            Agency Multi-Unit Rental
                              Housing Rev., 6.875%, 2/1/22             1,309,337

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $14,100,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                   $ 14,680,638
                3,000,000  California State GO, 6.125%,
                              10/1/11 (AMBAC)                          3,434,340
                9,000,000  California State GO, 4.50%,
                              12/1/21 (FGIC)                           7,956,810
                4,655,000  California State GO, 4.50%,
                              12/1/24 (FGIC)                           4,055,017
                7,500,000  California State GO, 4.25%,
                              10/1/26 (MBIA)                           6,222,675
                1,410,000  California State GO, Series
                               1984 B, (New Prison
                              Construction), 10.00%, 8/1/03            1,636,629
                9,000,000  California Statewide Communities
                              Development Auth. Rev., Series
                             1998 A, (Sherman Oaks),
                              5.00%, 8/1/22 (AMBAC,
                              California Mortgage Insurance)           8,579,160
                5,695,000  Capistrano Unified School District
                              Community Facilities Special
                              Tax, (Refunding Issue 1988-1),
                              6.50%, 9/1/14 (FSA)                      6,348,217
                1,000,000  Coachella Valley Water District
                            #71 COP, (Flood Control),
                              6.75%, 10/1/02, Prerefunded
                              at 102% of Par(2)                        1,073,130
                1,320,000  Coalinga Public Financing Auth.
                              Local Obligation Rev., Series
                             1998 A, 6.375%, 9/15/21
                              (AMBAC)                                  1,512,337
               13,500,000  Compton Redevelopment Agency
                              Tax Allocation, Series 1995 A,
                              6.50%, 8/1/13 (FSA)                     14,930,054
                2,580,000  Concord Joint Power Financing
                            Auth. Lease Rev., (Police
                              Facilities), 5.25%, 8/1/13               2,697,029
                3,605,000  Inglewood Redevelopment
                              Agency Tax Allocation, Series
                                 1998 A, (Merged
                              Redevelopment), 5.25%,
                              5/1/23 (AMBAC)                           3,597,610
                1,815,000  Kern County High School District
                              GO, 7.15%, 8/1/14 (MBIA)(2)              2,214,119
                1,000,000  Long Beach Industrial
                            Development Rev., Series
                            1998 A, (CSU Foundation),
                              5.25%, 2/1/23                              903,040
                1,305,000  Los Altos Association of Bay Area
                             Governments COP, 5.90%,
                              5/1/27                                   1,332,614
                3,475,000  Los Angeles Community
                              Redevelopment Agency
                              Housing Rev., Series 1994 A,
                              6.45%, 7/1/17 (AMBAC)                    3,572,995
                5,000,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Parking Project), 5.80%,
                              7/1/32 (ACA)                             4,962,200


22      1-800-345-2021                        See Notes to Financial Statements


California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1996 A,
                              (Proposition A), 6.00%, 7/1/06,
                              Prerefunded at 101% of Par
                              (MBIA)(2)                             $  2,212,680
                1,000,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., 6.50%, 7/1/13
                              (MBIA)                                   1,039,360
                3,340,000  Los Angeles Department of Water
                              and Power Waterworks Rev.,
                              4.50%, 10/15/24                          2,890,570
                1,865,000  Mendocino Coast District Health
                              Care Facility Rev., (California
                              Mortgage Insurance), 5.875%,
                              2/1/20                                   1,932,849
                8,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 5.75%, 8/10/18                     8,509,040
                3,050,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1996 B, 4.75%,
                              7/1/21 (MBIA)                            2,798,284
                5,150,000  Mid-Peninsula Regional Open
                            Space District GO, 7.00%,
                              9/1/14                                   5,618,908
                5,830,000  Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1989 D, (San Juan),
                              6.75%, 7/1/20 (MBIA)(2)                  6,774,868
                3,000,000  Oakland Redevelopment Agency
                              Tax Allocation, (Central District),
                              5.50%, 2/1/14 (AMBAC)                    3,216,600
                1,855,000  Pacifica Financing Auth. Sewer
                              Rev., 6.20%, 8/1/26                      1,867,224
                2,950,000  Pasadena COP, (Old Pasadena
                              Parking Facility), 6.25%,
                              1/1/18                                   3,300,018
                4,475,000  Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.20%, 8/1/19                            4,568,349
                5,000,000  Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.25%, 8/1/26                            5,090,200
                2,100,000  Pomona Public Financing Auth.
                              Rev., Series 1992 A, (Water
                              Treatment), 6.10%, 7/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(2)                               2,216,718
                4,075,000  Riverside County Asset Leasing
                              Corp. Leasehold Rev., Series
                            1997 B, (Riverside County
                              Hospital), 5.00%, 6/1/19
                              (MBIA)                                   3,946,964
                8,705,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                  8,675,054

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,000,000  Saddleback Valley Unified School
                              District Public Financing Auth.
                              Special Tax, Series 1997 A,
                              6.00%, 9/1/16 (FSA)                   $  1,116,880
                4,000,000  San Bernardino County GO,
                              5.50%, 9/28/01                           4,051,800
                3,400,000  San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                           3,647,248
                3,700,000  San Diego County COP,
                              (Burnham Institute), 6.25%,
                              9/1/29                                   3,796,200
                3,500,000  San Diego County Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1991 A,
                              6.95%, 4/1/04(1)(2)                      3,015,145
                2,000,000  San Diego Public Facilities
                              Financing Auth. Sewer Rev.,
                              5.00%, 5/15/25 (FGIC)                    1,890,100
                5,000,000  San Diego Unified School District
                            GO, Series 2000 A, 5.25%,
                              10/4/01                                  5,051,100
                9,000,000  San Francisco City and County
                               Airport Commission
                              International Airport Rev.,
                             Issue 20, 4.50%, 5/1/23
                              (MBIA)                                   7,867,800
                4,200,000  San Francisco City and County
                               Airport Commission
                              International Airport Rev.,
                             Issue 20, 4.50%, 5/1/26
                              (MBIA)                                   3,643,962
                1,000,000  San Francisco City and County
                              Redevelopment Hotel Tax Rev.,
                              6.75%, 7/1/04, Prerefunded at
                              102% of Par (FSA)(2)                     1,113,380
                3,000,000  San Jose Financing Auth. Rev.,
                              Series 1993 C, (Convention
                              Center), 6.375%, 9/1/13                  3,120,060
                7,575,000  San Jose Financing Auth. Rev.,
                              Series 1993 D, (Central Service
                              Yard), 5.25%, 10/15/23                   7,237,837
                2,715,000  San Marcos Public Facilities Auth.,
                              Series 2000 A, (Tax Increment
                              Project Area 3), 6.75%,
                              10/1/30                                  2,807,799
                3,975,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 6.50%,
                              7/1/16 (MBIA)                            4,652,658
                4,000,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 6.00%,
                              7/1/19 (MBIA)                            4,419,280
                3,500,000  Santa Ana Financing Auth. Lease
                              Rev., 6.25%, 7/1/15 (MBIA)               4,011,700
                4,830,000  Santa Monica Community College
                              District COP, Series 1997 A,
                              5.90%, 2/1/27                            4,957,850
                3,260,000  Southern California Public Power
                              Auth. Rev., 6.00%, 7/1/18                3,261,858
                7,315,000  Southern California Public Power
                              Auth. Rev., (Multiple Projects),
                              6.75%, 7/1/12 (FSA)                      8,778,145


See Notes to Financial Statements               www.americancentury.com      23


California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  3,730,000  Southern California Public Power
                              Auth. Rev., (Multiple Projects),
                              6.75%, 7/1/13 (FSA)                   $  4,478,350
                1,425,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              7.00%, 7/1/09                            1,456,293
                3,000,000  Southern California Public Power
                              Auth. Rev., Series 1989 A,
                              7.15%, 7/1/04 (AMBAC)(1)                 2,551,890
                2,000,000  Southern Orange County Finance
                              Auth. Special Tax Rev., Series
                              1994 A, 7.00%, 9/1/11
                              (MBIA)                                   2,436,900
                2,850,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 5.70%,
                              12/1/14                                  2,624,964
                2,000,000  Taft Public Financing Auth. Lease
                              Rev., Series 1997 A,
                             (Community Correctional
                              Facility), 6.05%, 1/1/17                 2,102,480
                1,400,000  Torrance Redevelopment Agency
                              Tax Allocation, Series 1998 A,
                            (Downtown Redevelopment),
                              5.60%, 9/1/28                            1,319,977
                3,020,000  Watsonville Insured Hospital Rev.,
                              Series 1996 A, (Watsonville
                              Community Hospital), 6.20%,
                              7/1/12 (California Mortgage
                              Insurance)(2)                            3,373,461
                                                                    ------------
                                                                     290,946,040
                                                                    ------------
PUERTO RICO -- 1.3%
             $  2,000,000  Puerto Rico Highway &
                              Transportation Authority
                              Highway Rev., Series 1993 X,
                              5.00%, 7/1/22                         $  1,886,980
                2,000,000  Puerto Rico Municipal Finance
                              Agency, Series 1999 A, 5.00%,
                              8/1/02                                   2,027,080
                                                                    ------------
                                                                       3,914,060
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           294,860,100
                                                                    ------------
   (Cost $283,288,494)

MUNICIPAL DERIVATIVES(3) -- 1.3%

CALIFORNIA -- 1.3%
                4,000,000  Northern California Transmission
                              Rev., Inverse Floater, 6.05%,
                              4/29/24 (MBIA)                           3,925,000
                                                                    ------------
   (Cost $3,963,920)

SHORT-TERM MUNICIPAL SECURITIES -- 2.6%

CALIFORNIA -- 2.6%
                8,000,000  Orange County Sanitation
                              Districts COP, Series 2000 B,
                              VRDN, 3.60%, 9/1/00                      8,000,000
                                                                    ------------
   (Cost $8,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $306,785,100
                                                                    ============
   (Cost $295,252,414)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 2000.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.


24      1-800-345-2021                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                         LIMITED-TERM  INTERMEDIATE-TERM   LONG-TERM
AUGUST 31, 2000                            TAX-FREE        TAX-FREE        TAX-FREE

ASSETS
Investment securities, at value
  (identified cost of $142,933,877,
  $429,003,101 and $295,252,414,
  respectively) (Note 3) ................$ 145,311,735   $ 444,722,417   $ 306,785,100
Receivable for investments sold .........         --         4,977,280            --
Interest receivable .....................    1,693,781       6,060,927       3,757,719
                                         -------------   -------------   -------------
                                           147,005,516     455,760,624     310,542,819
                                         -------------   -------------   -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ................    4,644,188       9,652,594       6,688,219
Payable for investments purchased .......         --         1,015,727            --
Accrued management fees (Note 2) ........       60,934         188,423         128,375
Dividends payable .......................       94,960         332,061         245,921
Payable for trustees' fees and expenses .          265             819             558
                                         -------------   -------------   -------------
                                             4,800,347      11,189,624       7,063,073
                                         -------------   -------------   -------------

Net Assets ..............................$ 142,205,169   $ 444,571,000   $ 303,479,746
                                         =============   =============   =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .................   13,678,629      40,131,474      27,313,536
                                         =============   =============   =============

Net Asset Value Per Share ...............$       10.40   $       11.08   $       11.11
                                         =============   =============   =============

NET ASSETS CONSIST OF:
Capital paid in .........................$ 140,436,216   $ 432,008,188   $ 297,013,654
Undistributed net investment income .....         --             4,403            --
Accumulated net realized loss
  on investment transactions ............     (608,905)     (3,160,907)     (5,066,594)
Net unrealized appreciation
  on investments (Note 3) ...............    2,377,858      15,719,316      11,532,686
                                         -------------   -------------   -------------
                                         $ 142,205,169   $ 444,571,000   $ 303,479,746
                                         =============   =============   =============


See Notes to Financial Statements              www.americancentury.com      25


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                    LIMITED-TERM  INTERMEDIATE-TERM   LONG-TERM
YEAR ENDED AUGUST 31, 2000            TAX-FREE        TAX-FREE         TAX-FREE

INVESTMENT INCOME
Income:
Interest ..........................  $  6,421,112   $ 22,633,496   $ 17,363,990
                                     ------------   ------------   ------------

Expenses (Note 2):
Management fees ...................       714,414      2,230,933      1,532,838
Trustees' fees and expenses .......         4,985         15,509         10,643
                                     ------------   ------------   ------------
                                          719,399      2,246,442      1,543,481
                                     ------------   ------------   ------------

Net investment income .............     5,701,713     20,387,054     15,820,509
                                     ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ..      (163,569)    (2,376,556)    (4,159,995)
Change in net unrealized
  appreciation on investments .....     1,834,226     11,126,025     10,026,558
                                     ------------   ------------   ------------

Net realized and unrealized
  gain on investments .............     1,670,657      8,749,469      5,866,563
                                     ------------   ------------   ------------

Net Increase in Net Assets
  Resulting from Operations .......  $  7,372,370   $ 29,136,523   $ 21,687,072
                                     ============   ============   ============


26      1-800-345-2021                       See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED AUGUST 31, 2000 AND AUGUST 31, 1999

                                         LIMITED-TERM                 INTERMEDIATE-TERM                   LONG-TERM
                                           TAX-FREE                        TAX-FREE                       TAX-FREE
Increase (Decrease) in
  Net Assets                         2000            1999            2000           1999             2000            1999

OPERATIONS
Net investment income .......  $   5,701,713   $   5,576,900   $  20,387,054   $  21,015,700   $  15,820,509   $  16,920,555
Net realized gain (loss)
  on investments ............       (163,569)        135,223      (2,376,556)      1,469,341      (4,159,995)        178,811
Change in net unrealized
  appreciation
  on investments ............      1,834,226      (2,294,647)     11,126,025     (19,090,647)     10,026,558     (23,792,754)
                               -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets resulting
  from operations ...........      7,372,370       3,417,476      29,136,523       3,394,394      21,687,072      (6,693,388)
                               -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ..     (5,701,713)     (5,576,900)    (20,387,054)    (21,023,720)    (15,820,509)    (16,929,588)
From net realized gains on
  investment transactions ...           --              --              --        (4,068,589)           --        (1,834,114)
In excess of net
  realized gains on
  investment transactions ...           --              --              --          (779,994)           --          (906,606)
                               -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ........     (5,701,713)     (5,576,900)    (20,387,054)    (25,872,303)    (15,820,509)    (19,670,308)
                               -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...     80,207,316      65,637,307     186,926,843     161,571,112      91,451,486     159,063,547
Proceeds from reinvestment
  of distributions ..........      3,898,141       3,592,859      14,352,082      19,097,750      10,703,334      13,437,962
Payments for shares
  redeemed ..................    (85,120,393)    (55,657,881)   (225,316,598)   (158,935,588)   (137,168,850)   (138,704,256)
                               -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets from capital
  share transactions ........     (1,014,936)     13,572,285     (24,037,673)     21,733,274     (35,014,030)     33,797,253
                               -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets .............        655,721      11,412,861     (15,288,204)       (744,635)    (29,147,467)      7,433,557

NET ASSETS
Beginning of period .........    141,549,448     130,136,587     459,859,204     460,603,839     332,627,213     325,193,656
                               -------------   -------------   -------------   -------------   -------------   -------------
End of period ...............  $ 142,205,169   $ 141,549,448   $ 444,571,000   $ 459,859,204   $ 303,479,746   $ 332,627,213
                               =============   =============   =============   =============   =============   =============
Undistributed net
  investment income .........           --              --     $       4,403            --              --              --
                               =============   =============   =============   =============   =============   =============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ........................      7,842,692       6,293,053      17,387,158      14,367,915       8,594,787      13,855,858
Issued in reinvestment
  of distributions ..........        380,842         344,983       1,331,536       1,699,082       1,003,841       1,167,760
Redeemed ....................     (8,327,211)     (5,337,253)    (20,974,523)    (14,186,136)    (12,925,328)    (12,126,150)
                               -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) .....       (103,677)      1,300,783      (2,255,829)      1,880,861      (3,326,700)      2,897,468
                               =============   =============   =============   =============   =============   =============


See Notes to Financial Statements              www.americancentury.com      27


Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. California Limited-Term Tax-Free Fund (Limited-Term), California Intermediate-Term Tax-Free Fund (Intermediate-Term), and California Long-Term Tax-Free Fund (Long-Term) (the funds) are three of the seven funds issued by the trust. The funds are diversified under the 1940 Act. The funds seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The funds invest primarily in municipal obligations with maturities based on each fund's investment objective. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and distributed monthly. Distributions from net realized gains for the funds are declared and paid annually. For the year ended August 31, 2000, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal and California state income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At August 31, 2000, accumulated net realized capital loss carryovers of $565,637 for Limited-Term (expiring 2004 through 2008), $1,267,880 for Intermediate-Term (expiring in 2008), and $1,238,946 for Long-Term (expiring in
2008) may be used to offset future taxable gains.

    Limited-Term, Intermediate-Term, and Long-Term have elected to treat $43,337, $1,894,101, and $3,827,649, respectively, of net capital losses incurred in the ten month period ended August 31, 2000, as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended August 31, 2000, the effective annual management fee was 0.51%, for Limited-Term, Intermediate-Term, and Long-Term.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the trust.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.


28      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 2000

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, were as follows:

                           LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM
                             TAX-FREE          TAX-FREE          TAX FREE
PURCHASES
Municipal Obligations .... $136,183,184      $317,013,369       $72,973,175

PROCEEDS FROM SALES
Municipal Obligations .... $139,941,739      $350,401,046      $109,338,587

    On August 31, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:


                           LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM
                             TAX-FREE          TAX-FREE          TAX FREE

Appreciation .............  $2,409,369       $15,997,196        $14,116,308
Depreciation .............   (31,511)         (277,880)         (2,583,622)
                          ---------------   ---------------   ---------------
Net ......................  $2,377,858       $15,719,316        $11,532,686
                          ===============   ===============   ===============

    The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the period ended August 31, 2000.


                                                www.americancentury.com      29


California Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                           2000           1999           1998           1997           1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............  $     10.27    $     10.43    $     10.30    $     10.19    $     10.23
                                      -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income ............         0.41           0.39           0.42           0.43           0.43
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ..........         0.13          (0.16)          0.13           0.11          (0.04)
                                      -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations .         0.54           0.23           0.55           0.54           0.39
                                      -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income .......        (0.41)         (0.39)         (0.42)         (0.43)         (0.43)
                                      -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period .....  $     10.40    $     10.27    $     10.43    $     10.30    $     10.19
                                      ===========    ===========    ===========    ===========    ===========
  Total Return(1) ..................         5.44%          2.26%          5.40%          5.42%          3.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............         0.51%          0.51%          0.52%          0.49%          0.49%
Ratio of Net Investment Income
  to Average Net Assets ............         4.05%          3.78%          4.02%          4.20%          4.20%
Portfolio Turnover Rate ............           97%            57%            44%            47%            44%
Net Assets, End of Period
  (in thousands) ...................  $   142,205    $   141,549    $   130,137    $   126,631    $   103,707

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


30      1-800-345-2021                        See Notes to Financial Statements


California Intermediate-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                           2000           1999           1998           1997           1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............  $     10.85    $     11.37    $     11.27    $     11.05    $     11.06
                                      -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income ............         0.50           0.49           0.52           0.54           0.54
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ..........         0.23          (0.41)          0.25           0.25          (0.01)
                                      -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations .         0.73           0.08           0.77           0.79           0.53
                                      -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income .......        (0.50)         (0.49)         (0.52)         (0.54)         (0.54)
  From Net Realized Gains on
  Investment Transactions ..........         --            (0.09)         (0.15)         (0.03)          --
  In Excess of Net Realized Gains ..         --            (0.02)          --             --             --
                                      -----------    -----------    -----------    -----------    -----------
  Total Distributions ..............        (0.50)         (0.60)         (0.67)         (0.57)         (0.54)
                                      -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period .....  $     11.08    $     10.85    $     11.37    $     11.27    $     11.05
                                      ===========    ===========    ===========    ===========    ===========
  Total Return(1) ..................         6.95%          0.74%          7.00%          7.39%          4.79%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............         0.51%          0.51%          0.51%          0.48%          0.48%
Ratio of Net Investment Income
  to Average Net Assets ............         4.64%          4.41%          4.60%          4.81%          4.87%
Portfolio Turnover Rate ............           73%            54%            28%            42%            36%
Net Assets, End of Period
  (in thousands) ...................  $   444,571    $   459,859    $   460,604    $   435,440    $   430,950

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements              www.americancentury.com      31


California Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                           2000           1999           1998           1997           1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............  $     10.86    $     11.72    $     11.48    $     11.06    $     10.94
                                      -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income ............         0.56           0.57           0.59           0.61           0.61
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ..........         0.25          (0.76)          0.44           0.44           0.12
                                      -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations .         0.81          (0.19)          1.03           1.05           0.73
                                      -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income .......        (0.56)         (0.57)         (0.59)         (0.61)         (0.61)
  From Net Realized Gains on
  Investment Transactions ..........         --            (0.07)         (0.20)         (0.02)          --
  In Excess of Net Realized Gains ..         --            (0.03)          --             --             --
                                      -----------    -----------    -----------    -----------    -----------
  Total Distributions ..............        (0.56)         (0.67)         (0.79)         (0.63)         (0.61)
                                      -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period .....  $     11.11    $     10.86    $     11.72    $     11.48    $     11.06
                                      ===========    ===========    ===========    ===========    ===========
  Total Return(1) ..................         7.79%         (1.85)%         9.25%          9.70%          6.77%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............         0.51%          0.51%          0.51%          0.48%          0.48%
Ratio of Net Investment Income
  to Average Net Assets ............         5.24%          4.94%          5.07%          5.40%          5.48%
Portfolio Turnover Rate ............           24%            52%            36%            50%            42%
Net Assets, End of Period
  (in thousands) ...................  $   303,480    $   332,627    $   325,194    $   304,671    $   288,022

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


32      1-800-345-2021                       See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of California Limited-Term Tax-Free Fund, the California Intermediate-Term Tax-Free Fund and the California Long-Term Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Limited-Term Tax-Free Fund, the California Intermediate-Term Tax-Free Fund and the California Long-Term Tax-Free Fund (the "Funds") at August 31, 2000, and the results of their operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended August 31, 1997, were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
October 13, 2000


                                                www.americancentury.com      33


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA LIMITED-TERM TAX-FREE seeks interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of five years or less.

     CALIFORNIA INTERMEDIATE-TERM TAX-FREE seeks interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of 5-10 years.

     CALIFORNIA LONG-TERM TAX-FREE seeks interest income exempt from federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of 10 years or more.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of more than 4,000 municipal bonds with maturities of 2-4 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is 3 years

     The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of more than 5,000 municipal bonds with maturities of 4-6 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is approximately 5 years.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The index's average maturity is approximately 27 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     CALIFORNIA SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) -- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 1-5 years.

     CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) -- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 5-10 years.

     CALIFORNIA MUNICIPAL DEBT FUNDS (Long-Term Tax-Free) -- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
     COLLEEN DENZLER
     DAVE MACEWEN
     ROBERT MILLER
     TODD PARDULA

  Credit Research Director
     STEVEN PERMUT


CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

* AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

* AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

* A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


34      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 30-32.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturityand yield for fixed-income securities.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of different securities held by a fund ona given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

*EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expensesand fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/ LEASES --securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO (GENERAL OBLIGATION) BONDS -- securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS -- securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


                                                www.americancentury.com      35


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


36      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities               Technology             International Discovery
Giftrust(reg.tm)                Life Sciences          International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0010                                 American Century Investment Services, Inc.
SH-ANN-22408                      (c)2000 American Century Services Corporation